Exhibit 10.5.2



                            Dated 19 January, 2005









                           GRANITE MASTER ISSUER PLC















              --------------------------------------------------

                      ISSUER MASTER DEFINITIONS SCHEDULE
                       (as amended by Deeds of Amendment
                  dated 26 August, 2005 and 25 January, 2006)

              ---------------------------------------------------







                          SIDLEY AUSTIN BROWN & WOOD
                               WOOLGATE EXCHANGE
                             25 BASINGHALL STREET
                                LONDON EC2V 5HA
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937
                            REF:30507-30110/987964

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                                   CONTENTS
1.  Definitions...............................................................1
2.  Interpretation and Construction..........................................22
3.  Governing Law............................................................24


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THIS ISSUER MASTER DEFINITIONS SCHEDULE is signed for the purposes of identification on 19 January 2005

BY:

(1) Sidley Austin Brown & Wood of Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA; and

(2)      Allen & Overy LLP of One New Change, London EC4M 9QQ.

1.       Definitions

Words and expressions used in any document which incorporates this clause or to which this clause applies shall, have the same meanings as are set out in this Issuer Master Definitions Schedule except so far as the context requires otherwise.

         "AAA Loan Tranches" means the Loan Tranches made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class A Notes;

         "AA Loan Tranches" means the Loan Tranches made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class B Notes;

         "A Loan Tranches" means the Loan Tranches made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class M Notes;

         "Account Bank" means, in relation to the Master Issuer, the Issuer Account Banks and for any other Issuer, the Account Bank for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

         "Agent Bank" means, in relation to the Master Issuer, Citibank, N.A., Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB initially appointed pursuant to the Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor Agent Bank at its Specified Office;

         "Agents" means, in relation to the Master Issuer, the Principal Paying Agent, the US Paying Agent, the Registrar and the Transfer Agent, initially appointed pursuant to the Issuer Paying Agent and Agent Bank Agreement, or, if applicable, any successor agents;

         "Alternative Clearing System" means any clearing system other than DTC, Euroclear and Clearstream, Luxembourg approved in writing by the Note Trustee;

         "Appointee" has the meaning specified in the Issuer Trust Deed;

         "Auditors" or "auditors" means PricewaterhouseCoopers of 89 Sandyford Road, Newcastle upon Tyne NE99 1PL or such other internationally recognised independent firm of auditors selected from time to time by (in the case of the Mortgages Trustee) the Mortgages Trustee or (in the case of Funding 2) Funding 2 or (in the case of the Master Issuer) the Master Issuer and appointed by the Mortgages Trustee, Funding 2 or the Master Issuer as the case may be;

         "Authorised Denominations" has the same meaning as "Authorised
         Holdings";



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         "Authorised Holdings" means in respect of the US Notes, $100,000 and integral multiples of $1,000 in excess thereof, or in relation to a Series and Class of Issuer Notes, as otherwise specified in the applicable Note Supplement;

         "Authorised Signatory" means in relation to:

         (a) the Master Issuer, any authorised signatory referred to in the Mandates relating to the Master Issuer;

         (b) the Mortgages Trustee, any authorised signatory referred to in the Mortgages Trustee Account Mandates; and

         (c) Funding 2, any authorised signatory referred to in the Funding 2 Account Mandates;

          "Basic Terms Modification" in relation to the Issuer Notes has the meaning set out in Schedule 4 to the Issuer Trust Deed;

         "BBB Loan Tranches" means the Loan Tranches made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class C Notes;

         "BB Loan Tranches" means the Loan Tranches made by the Master Issuer to Funding 2 under the Global Intercompany Loan Agreement from the proceeds of issue of any Series of Class D Notes;

         "Block Voting Instruction" has the meaning set out in Schedule 4 to the Issuer Trust Deed;

         "Blocked Note" has the meaning specified in Schedule 4 to the Issuer Trust Deed;

         "Bullet Loan Tranche" means any Loan Tranche which is scheduled to be repaid in full on one Loan Payment Date. Bullet Loan Tranches will be deemed to be Pass-Through Loan Tranches if:

         (a) a date specified in relation to the same in the applicable Loan Tranche Supplement occurs;

         (b)      a Pass-Through Trigger Event occurs; or

         (c) the Step-Up Date (if any) in relation to such Loan Tranche occurs.

         "Bullet Repayment Date" means for any Bullet Loan Tranche the Monthly Payment Date specified as such for such Loan Tranche in the applicable Loan Tranche Supplement;

         "Business Day" means, in relation to the Issuer Notes, a day that is a London Business Day, a New York Business Day and a TARGET Business Day;

         "Calculation Agent" in relation to any Issuer Swap Agreement has the meaning given to it under such Issuer Swap Agreement;

         "certification date" has the meaning specified in the Issuer Trust
         Deed;

         "Chairman" has the meaning set out in Schedule 4 to the Issuer Trust Deed;

         "Class" means any of the Class A Notes, the Class B Notes, the Class M Notes, the Class C Notes and the Class D Notes;



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         "Class A Noteholders" means the holders of the Class A Notes;

         "Class A Notes" means, in relation to the Master Issuer, the Issuer Notes of any Series designated as such in the applicable Final Terms and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

         "Class B Noteholders" means the holders of the Class B Notes;

         "Class B Notes" means, in relation to the Master Issuer, the Issuer Notes of any Series designated as such in the applicable Final Terms and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

         "Class C Noteholders" means the holders of the Class C Notes;

         "Class C Notes" means, in relation to the Master Issuer, the Issuer Notes of any Series designated as such in the applicable Final Terms; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

         "Class D Noteholders" means the holders of the Class D Notes;

         "Class D Notes" means, in relation to the Master Issuer, the Issuer Notes of any Series designated as such in the applicable Final Terms; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

         "Class M Noteholders" means the holders of the Class M Notes;

         "Class M Notes" means, in relation to the Master Issuer, the Issuer Notes of any Series designated as such in the applicable Final Terms; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

         "Clearing System" means any of DTC (with respect to the US Notes) and Euroclear and Clearstream, Luxembourg (with respect to the Reg S Notes), and any Alternative Clearing System;

         "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme;

         "Closing Date" means the closing date for the issuance of any Series and Class of Issuer Notes as specified in the Final Terms for such Issuer Notes;

         "Common Depositary" means Citibank, N.A. in its capacity as common depositary for Euroclear or Clearstream, Luxembourg in respect of the Sterling Global Note Certificates and the Euro Global Note Certificates;

         "Conditions" or "Terms and Conditions" means, in relation to any Issuer Notes, the terms and conditions to be endorsed on such Issuer Notes in the form or substantially in the form scheduled to the Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

         "Contractual Currency" has the meaning specified in Clause 13 of the Issuer Trust Deed;



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

         "Cut-Off Date" means the cut-off date in relation to the issuance of any Series of Issuer Notes, which will be specified in the Final Terms for such Issuer Notes;

         "Dealers" means Barclays Bank PLC, Citigroup Global Markets Limited and Merrill Lynch International and any other dealers appointed from time to time in accordance with the Programme Agreement;

         "Deferred Interest" in relation to the Issuer Notes has the meaning given to it under Condition 4 of the Issuer Notes;

         "Designated Subsidiary" means (a) in respect of the Issuer Post-Enforcement Call Option Agreement, a designated subsidiary of the Issuer Post-Enforcement Call Option Holder, to be designated by notice from the Issuer Post-Enforcement Call Option Holder to the Note Trustee, at the discretion of the Issuer Post-Enforcement Call Option Holder; and (b) in respect of the Issuer Post-Enforcement Start-Up Loan Option Agreement, a designated subsidiary of the Issuer Post-Enforcement Call Option Holder, to be designated by notice from the Issuer Post-Enforcement Call Option Holder to the Issuer Start-Up Loan Provider, at the discretion of the Issuer Post-Enforcement Call Option Holder;

         "Determination Date" means, in respect of a Series and Class of Issuer Notes, the date(s) specified as such in the applicable Final Terms;

         "Determination Period" means each period from (and including) a Determination Date to (but excluding) the next Determination Date (including, where either the Interest Commencement Date or the final Note Payment Date is not a Determination Date, the period commencing on the first Determination Date prior to, and ending on the first Determination Date falling after, such date);

         "DTC" means the Depository Trust Company;

         "DTC Custodian" means Citibank, N.A. in its capacity as custodian for DTC in respect of the US Global Note Certificates;

         "Dual Currency Interest Notes" means an Issuer Note, the interest basis of which is specified in the applicable Final Terms as being dual currency interest;

         "EONIA Rate" means the Euro OverNight Index Average which is the effective overnight reference rate for the Euro computed as a weighted average of all overnight unsecured lending transactions undertaken in the interbank market, initiated within the Euro area by the contributing banks;

         "EU Regulation" means the Council Regulation (EC) No. 1346/2000 of 29 May 2000 on Insolvency Proceedings;

         "EURIBOR" means the Euro-some inter-bank offered rate, as determined by the Agent Bank in accordance with the Issuer Paying Agent and Agent Bank Agreement;

         "Euroclear" means the Euroclear system;

         "Event of Default" means, as the context requires, either of the following:

         (a) for any Issuer Notes, an event of default under the Terms and Conditions of those Issuer Notes; or



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


         (b) for the Global Intercompany Loan, or any other Funding 2 Intercompany Loan, the occurrence of an event of default under the terms and conditions of the Global Intercompany Loan Agreement or the applicable Funding 2 Intercompany Loan Agreement.

         "Extraordinary Resolution" in relation to the Issuer Notes has the meaning set out in Schedule 4 to the Issuer Trust Deed;

         "Final Maturity Date" means, in respect of any Series and Class of Issuer Notes, the date specified as such for such Series and Class of Issuer Notes in the related Final Terms;

         "Final Repayment Date" means, in relation to any Loan Tranche, the date specified as such for such Loan Tranche in the related Loan Tranche Supplement;

         "Financial Year" means, in relation to the Master Issuer, Holdings, the Mortgages Trustee, Funding 2 and the Issuer Post Enforcement Call Option Holder, each twelve month period ending on the last day of the calendar year;

         "Floating Rate Note" means an Issuer Note, the interest basis of which is specified in the applicable Final Terms as being floating rate;

         "Form of Proxy" has the meaning specified in Schedule 4 to the Issuer Trust Deed;

         "Funding 2 Programme Date" means 19 January, 2005;

         "Funding (Issuer) Reserve Fund" means a reserve fund established in the name of Funding for the benefit of a Funding Issuer;

         "Global Intercompany Loan" means at any time, the aggregate of all Loan Tranches advanced under the the Global Intercompany Loan Agreement;

         "Global Intercompany Loan Agreement" means the global intercompany loan agreement dated on or about the Funding 2 Programme Date between the Master Issuer, Funding 2, the Funding 2 Security Trustee and the Agent Bank;

         "Global Intercompany Loan Event of Default" has the meaning set out in the Global Intercompany Loan Agreement;

         "Global Note Certificates" means the note certificates representing the Issuer Notes in global form and "Global Note Certificate" means any one of them;

         "GPCH" means GPCH Limited, a company incorporated with Limited Liability under the laws of England and Wales with registered number 4128437;

         "Holder" or "holder" means, in relation to the Issuer Notes, the person in whose name an Issuer Note is for the time being registered in the Register (or in the case of joint holders, the first named thereof);

         "Index Linked Interest Note" means an Issuer Note, the interest basis of which is specified in the applicable Final Terms as being index linked interest;

         "Individual Note Certificates" means the note certificates representing the Issuer Notes in definitive form;

         "Interest Amounts" has the meaning given to it under Condition 4(B) of the Issuer Notes;



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         "Interest Determination Date" means in respect of any Series and
         Class of Issuer Notes, the Closing Date of such Issuer Notes or such other date as may be specified as such in the applicable Final Terms;

         "Interest Period" means:

         (a) in relation to any Series and Class of Issuer Notes, (i) with respect to the first Payment Date, the period from (and including) the Interest Commencement Date for such Issuer Notes to (but excluding) such first Payment Date, and (ii) thereafter, with respect to each Note Payment Date for such Issuer Notes, the period from (and including) the preceding Note Payment Date to (but excluding) such current Note Payment Date for such Issuer Notes; and

         (b) in respect of any Loan Tranche, (i) with respect to the first Loan Payment Date for such Loan Tranche, the period from (and including) the applicable Interest Commencement Date to (but excluding) such first Loan Payment Date, and
                  (ii) thereafter, with respect to each Loan Payment Date for such Loan Tranche, the period from (and including) the preceding Loan Payment Date to (but excluding) such current Loan Payment Date;

         "Issuer Account Bank" means either of the banks at which the Issuer Bank Accounts are maintained from time to time, being (i) in respect of the Issuer Transaction Accounts, the Issuer Transaction Account Bank; and (ii) in respect of the Issuer GIC Account, the Issuer GIC Account Bank, or any other Authorised Entity appointed by the Master Issuer (with the prior written approval of the Issuer Security Trustee) in accordance with the Issuer Transaction Documents;

         "Issuer Available Principal Receipts" means:

         (1) prior to enforcement of the Issuer Security, in respect of any Monthly Payment Date, the sum calculated by the Issuer Cash Manager on the Distribution Date immediately preceding such Monthly Payment Date equal to:

                  (a) all principal amounts repaid by Funding 2 to the Master Issuer under the Global Intercompany Loan Agreement on that Monthly Payment Date; and

                  (b) in so far as needed to make and Issuer Reserve Principal Payment, any amount available to be drawn under the Issuer Reserve Fund, less any amounts to be applied on the relevant Monthly Payment Date in payment of interest or expenses under the Issuer Pre-Enforcement Revenue Priority of Payments, plus any amounts to be credited to the Issuer Reserve Ledger under the Issuer Pre-Enforcement Principal Priority of Payments on the relevant Monthly Payment Date.

         "Issuer Available Revenue Receipts" means, in respect of any Monthly Payment Date, the sum calculated by the Issuer Cash Manager on the Distribution Date immediately preceding such Monthly Payment Date equal to the sum of:

         (1) interest, fees and any other amount (including the amounts standing to the credit of the Issuer Expense Sub-Ledger but excluding principal) paid by Funding 2 on or prior to the relevant Monthly Payment Date in respect of the Global Intercompany Loan;

         (2) other net income of the Master Issuer including all amounts of interest received on the Issuer GIC Account and the Issuer Transaction Accounts and/or any income from Authorised Investments (but excluding Swap Collateral (if any) standing to the credit

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                  of the Issuer Swap Collateral Account), in each case to be received on or prior to such relevant Monthly Payment Date;
                  and

         (3) the amounts available to be drawn under the Issuer Reserve Fund, subject to any limits or conditions on the purposes for which the Issuer Reserve Fund may be utilised;

          For the avoidance of doubt, the Issuer Available Revenue Receipts shall not include any Swap Collateral standing to the credit of the Issuer Swap Collateral Accounts.

         "Issuer Bank Account" means any of the Issuer Transaction Accounts orthe Issuer GIC Account and also includes any additional or replacement bank account opened in the name of the Master Issuer from time to time with the prior written consent of the Issuer Security Trustee and the Rating Agencies;

         "Issuer Bank Account Agreement" means the bank account agreement dated on or about the Funding 2 Programme Date between the Master Issuer, the Issuer Cash Manager, the Issuer Account Banks and the Issuer Security Trustee as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Master Issuer from time to time in connection with the Issuer Notes;

         "Issuer Cash Management Agreement" means the cash management agreement entered into on or about the Funding 2 Programme Date between the Issuer Cash Manager, the Master Issuer and the Issuer Security Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Master Issuer from time to time in connection with the Issuer Notes;

         "Issuer Cash Management Services" means the services to be provided to the Master Issuer and the Issuer Security Trustee by the Issuer Cash Manager pursuant to the Issuer Cash Management Agreement;

         "Issuer Cash Manager" means Northern Rock acting pursuant to the Issuer Cash Management Agreement as agent for the Master Issuer and the Issuer Security Trustee in managing all cash transactions and maintaining certain ledgers on behalf of the Master Issuer;

         "Issuer Cash Manager Termination Event" means any of the events specified in paragraphs (a) through (c) of Clause 11.1 of the Issuer Cash Management Agreement;

         "Issuer Charged Property" means the property, assets and undertakings of the Master Issuer which from time to time are or are expressed to be mortgaged, charged, assigned, pledged or otherwise encumbered to, or in favour of, the Issuer Security Trustee for itself and for the other Issuer Secured Creditors under the Issuer Deed of Charge or any other Issuer Transaction Document;

         "Issuer Conditions" or "Issuer Terms and Conditions" means the terms and conditions to be endorsed on the Issuer Notes, substantially in the form set out in Schedule 3 to the Issuer Trust Deed, as any of the same may be amended, varied or restated in accordance with the provisions of the Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

         "Issuer Corporate Services Agreement" or "Corporate Services Agreement" means the corporate services agreement entered into on or about the Funding 2 Programme Date between, inter alia, the Issuer Corporate Services Provider, Holdings, the Issuer Post Enforcement Call Option Holder, the Master Issuer, Funding 2 and Northern Rock for the

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         provision by the Issuer Corporate Services Provider of certain corporate services with respect to Holdings, the Issuer Post Enforcement Call Option Holder, Funding 2 and the Master Issuer as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement corporate services agreement entered into by such parties from time to time in accordance with the Issuer Transaction Documents;

         "Issuer Corporate Services Provider" or "Corporate Services Provider" means in relation to any of the Master Issuer, Funding 2, Holdings or the Issuer Post Enforcement Call Option Holder, Law Debenture Corporate Services Limited or such other person or persons for the time being acting as corporate services provider under the Issuer Corporate Services Agreement;

         "Issuer Deed of Charge" means the deed of charge entered into on or about the Funding 2 Programme Date between, inter alios, the Master Issuer, the Note Trustee, the Issuer Security Trustee, the Issuer Corporate Services Provider, the Issuer Account Banks, the Issuer Cash Manager, the Principal Paying Agent and the other Agents appointed pursuant to the Issuer Paying Agent and Agent Bank Agreement;

         "Issuer Dollar Account" means the account of the Master Issuer (account number 10860263) held with the Issuer Account Bank, denominated in U.S. Dollars and maintained subject to the terms of the Issuer Bank Account Agreement and the Issuer Deed of Charge, or any additional or replacement account denominated in U.S. Dollars as may for the time being be in place with the prior consent of the Note Trustee;

         "Issuer Dollar Account Mandate" means the account mandate of the Master Issuer for the Issuer Dollar Account;

         "Issuer Enforcement Notice" means a notice served by the Note Trustee for the acceleration of the amounts outstanding in respect of the Issuer Notes and the enforcement of the Issuer Security following a Note Event of Default;

         "Issuer Euro Account" means the account of the Master Issuer (account number 10861537) held with the Issuer Account Bank, denominated in Euro and maintained subject to the terms of the Issuer Bank Account Agreement and the Issuer Deed of Charge, or any additional or replacement account denominated in Euro as may for the time being be in place with the prior consent of the Note Trustee;

         "Issuer Euro Account Mandate" means the account mandate of the Master Issuer for the Issuer Euro Account;

         "Issuer Event of Default" means a Note Event of Default;

         "Issuer Expense Sub-Ledger" means the sub-ledger of the Issuer Revenue Ledger relating to certain expenses of the Master Issuer;

         "Issuer GIC Account" means the account in the name of the Master Issuer held at Northern Rock and maintained subject to the terms of the Issuer Bank Account Agreement, the Issuer Deed of Charge, or any additional or replacement account as may for the time being be in place with the prior consent of the Issuer Security Trustee;

         "Issuer GIC Account Bank" means the bank at which the Issuer GIC Account is maintained from time to time, being Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL, or any other Authorised Entity appointed by the Master Issuer in accordance with the Issuer Transaction Documents;



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         "Issuer GIC Account Mandate" means the account mandate of the Master
         Issuer for the Issuer GIC Account;

         "Issuer GIC Provider" means Northern Rock or any other person or persons as are for the time being the Issuer GIC Provider under the applicable Issuer Bank Account Agreement;

         "Issuer Income Deficit" means a deficit of the Issuer Available Revenue Receipts to pay items (A) through (M) of the Issuer Pre-Enforcement Revenue Priority of Payments as set forth in paragraph 1 of Schedule 2 of the Issuer Deed of Charge;

         whether there will be an excess or a deficit of the Issuer Available Revenue Receipts to pay items (A) through (M) of the Issuer Pre-Enforcement Revenue Priority of Payments as set forth in paragraph 1 of Schedule 2 of the Issuer Deed of Charge;

         "Issuer Ledgers" means the Issuer Revenue Ledger, the Issuer Principal Ledger, the Issuer Reserve Fund Ledger, the Issuer Note Ledger and the Swap Collateral Ledger and any other ledger required to be maintained pursuant to the Issuer Cash Management Agreement;

         "Issuer Master Definitions Schedule" means this master definitions schedule relating to the Master Issuer and the Issuer Transaction Documents signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on or about the Funding 2 Programme Date;

         "Issuer Note Ledger" means the ledger on which the Issuer Cash Manager records interest and principal received and paid out by the Master Issuer in respect of the Issuer Notes;

         "Issuer Notes" means all of the Class A Notes, the Class B Notes, the Class M Notes, the Class C Notes and the Class D Notes of the Master Issuer or any of them as the context may require;

         "Issuer Paying Agent and Agent Bank Agreement" means the paying agent and agent bank agreement to be entered into on or about the Funding 2 Programme Date between, inter alios, the Master Issuer, the Note Trustee, the Issuer Security Trustee, the Principal Paying Agent, the US Paying Agent and the other Agents and any other agreement for the time being in force appointing successor agents;

         "Issuer Post-Enforcement Call Option Agreement" means the post-enforcement call option agreement to be entered into on or about the Funding 2 Programme Date between the Master Issuer, the Issuer Post-Enforcement Call Option Holder and the Note Trustee;

         "Issuer Post-Enforcement Call Option Holder" means GPCH Limited, a company incorporated with limited liability under the laws of England and Wales, registered number 4128437, or such other person or persons for the time being acting as post-enforcement call option holder under the Issuer Post-Enforcement Call Option Agreement or the Issuer Post-Enforcement Start-Up Loan Option Agreement, as applicable;

         "Issuer Post-Enforcement Priority of Payments" means the order of priority of payments in which Issuer Available Revenue Receipts, Issuer Available Principal Receipts and all other monies, income, receipts and recoveries of the Master Issuer or the Issuer Security Trustee or any Receiver will be applied following enforcement of the Issuer Security and as set out in Schedule 2 to the Issuer Deed of Charge;

         "Issuer Post-Enforcement Start-Up Loan Option Agreement" means the post-enforcement start-up loan option agreement to be entered into on or about the Funding 2 Programme Date

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

         between the Master Issuer, the Post-Enforcement Call Option Holder and the Issuer Start-Up Loan Provider;

         "Issuer Pre-Enforcement Revenue Priority of Payments" means the order of priority of payments in which the Issuer Available Revenue Receipts will be applied until enforcement of the Issuer Security as set out in Schedule 2 to the Issuer Deed of Charge;

         "Issuer Pre-Enforcement Principal Priority of Payments" means the order of priority of payments in which the Issuer Available Principal Receipts will be applied until enforcement of the Issuer Security as set out in Schedule 2 to the Issuer Cash Management Agreement;

         "Issuer Pre-Enforcement Priority of Payments" means, as applicable, any of the Issuer Pre-Enforcement Revenue Priority of Payments or the Issuer Pre-Enforcement Principal Priority of Payments;

         "Issuer Principal Ledger" means the ledger on which the Issuer Cash Manager records Issuer Available Principal Receipts received and paid out by the Master Issuer;

         "Issuer Principal Receipts" means on any Loan Payment Date principal amounts repaid by Funding 2 in respect of the Global Intercompany Loan on such Loan Payment Date;

         "Issuer Priority of Payments" means, as applicable, any of the Issuer Pre-Enforcement Revenue Priority of Payments, the Issuer
         Pre-Enforcement Principal Priority of Payments or the Issuer Post-Enforcement Priority of Payments;

         "Issuer Reserve Fund" means the reserve fund established in the name of the Master Issuer as required under the terms of the Global Intercompany Loan on the Funding 2 Programme Date in an amount not exceeding the Issuer Reserve Required Amount;

         "Issuer Reserve Ledger" means a ledger maintained by the Issuer Cash Manager to record the amount credited to the Issuer Reserve Fund and withdrawals and deposits in respect of the Issuer Reserve Fund;

         "Issuer Reserve Minimum Amount" means, as of any Date of Determination, on any date and subject to amendment, is the product of (a) one per cent. and (b) the aggregate Principal Amount Outstanding of the Issuer Notes (including Principal Amount Outstanding of Issuer Notes issued on such date);

         "Issuer Reserve Principal Payment" means, either:

         (a) prior to the occurrence of a Trigger Event, repayment of principal due and payable in respect of the Original Bullet Redemption Notes (which are Class A Notes); or

         (b) on or after the occurrence of a Trigger Event, repayment of principal due and payable in respect of the Original Bullet Redemption Notes (which are Class A Notes) on their respective final maturity dates only;

         "Issuer Reserve Required Amount" means, as of any Date of Determination, on any date and subject to amendment, the greater of:
         (a) the Issuer Reserve Minimum Amount; and (b) the Programme Reserve Required Amount less the amount standing to the credit of the Funding 2 Reserve Fund on such date (after taking account of amounts to be debited from and credited to the Funding 2 Reserve Fund on such date);

         "Issuer Revenue Ledger" means the ledger maintained by the Issuer Cash Manager pursuant to the Issuer Cash Management Agreement to record the Issuer Revenue Receipts standing to the credit of the Issuer Transaction Accounts from time to time;

         "Issuer Revenue Receipts" has the same meaning as "Issuer Available Revenue Receipts";

         "Issuer Secured Creditors" means the Issuer Security Trustee (and any Receiver appointed pursuant to the Issuer Deed of Charge), the Note Trustee, the Issuer Swap Providers, any Start-Up Loan Provider, the Issuer Corporate Services Provider, the Issuer Account Bank, the Issuer Cash Manager, the Paying Agents, the Agent Bank, the Registrar, the Transfer Agent and the Noteholders and each new Issuer Secured Creditor who accedes to the Issuer Deed of Charge from time to time;

         "Issuer Secured Obligations" means any and all of the monies, obligations and liabilities and all other amounts, due, owing, payable or owed by it to the Issuer Secured Creditors under and pursuant to the Issuer Transaction Documents;

         "Issuer Security" means the security granted by the Master Issuer under or pursuant to the Issuer Deed of Charge in favour of the Issuer Security Trustee for the benefit of the Issuer Secured Creditors;

         "Issuer Security Trustee" means The Bank of New York acting through its office+ at 48th Floor, One Canada Square, London E14 5AL, or such other persons and all other persons for the time being acting as the issuer security trustee or issuer security trustees pursuant to the Issuer Deed of Charge;

         "Issuer Start-Up Loan Provider" means Northern Rock, in its capacity as provider of the Start-Up Loan and/or such other person or persons for the time being the lender under the Start-Up Loan Agreement;

         "Issuer Sterling Account" means the account of the Master Issuer (account number 10860255) held with the Issuer Account Bank, denominated in Sterling and maintained subject to the terms of the Issuer Bank Account Agreement and the Issuer Deed of Charge, or any additional or replacement account denominated in Sterling as may for the time being be in place with the prior consent of the Note Trustee;

         "Issuer Sterling Account Mandate" means the account mandate of the Master issuer for the Issuer Sterling Account;

         "Issuer Subscription Agreement" means an agreement supplemental to the Programme Agreement (by whatever name called) in or substantially in the form set out in the Programme Agreement or in such other form as may be agreed between the Master Issuer and the Dealers;

         "Issuer Swap Agreements" means the ISDA Master Agreements, schedules thereto and confirmations thereunder relating to the Issuer Swaps to be entered into on or about each Closing Date, and any credit support annexes or other credit support documents entered into at any time, as amended from time to time, among the Master Issuer, the applicable Issuer Swap Provider, the Issuer Security Trustee and/or any credit support provider and includes any additional and/or replacement Issuer Swap Agreement entered into by the Master Issuer from time to time in connection with the Issuer Notes;

         "Issuer Swap Collateral Accounts" means the accounts, if any, opened in the name of the Master Issuer for the purpose of holding Swap Collateral delivered to the Master Issuer and maintained in accordance with the Issuer Cash Management Agreement;

         "Issuer Swap Collateral Ancilliary Documents" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Issuer Swap Agreements, the Issuer Cash Management Agreement and the Issuer Deed of Charge) as may be entered into by the Master Issuer from time to time in connection with the Swap Collateral;

         "Issuer Swap Collateral Cash Account" means an account opened in the name of the Master Issuer form the purpose of holding Swap Collateral in cash and maintained in accordance with the terms of the Issuer Cash Management Agreement;

         "Issuer Swap Collateral Ledger" means the ledger and any sub-ledgers maintained by the Issuer Cash Manager in the books of the Master Issuer in accordance with Clause 4.7 (Swap Collateral) of the Issuer Cash Management Agreement;

         "Issuer Swap Collateral Securities Account" means a securities account opened in the name of the Master Issuer from the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Issuer Cash Management Agreement;

         "Issuer Swap Excluded Termination Amount" means, in relation to an Issuer Swap Agreement an amount equal to:

         (a) the amount of any Swap Termination Payment due and payable to the relevant Issuer Swap Provider as a result of a Swap Provider Default in relation to such Issuer Swap Provider,

                  less

         (b) the Swap Replacement Premium (if any) received by the Master Issuer upon entry by the Master Issuer into an agreement to replace such Issuer Swap Agreement which has terminated as a result of such Swap Provider Default;

         "Issuer Swap Providers" means the institutions identified in respect of each Issuer Swap in the Final Terms related to the relevant Series and Class of Issuer Notes;

         "Issuer Swaps" means the Swap Transactions which will entitle the Master Issuer to receive and pay amounts under the Global Intercompany Loan in Sterling and to receive and pay amounts under the Issuer Notes not denominated in Sterling in the applicable specified currency and/or which will hedge the Master Issuer's payment obligations against movements in interest rates where there is a possible difference between an interest rate applicable to amounts received by the Master Issuer under a Loan Tranche and the interest rate applicable to amounts to be paid by the Master Issuer in respect of the related Series and Class of Issuer Notes;

         "Issuer Transaction Accounts" means the day to day bank accounts of the Master Issuer, held with the Issuer Account Bank and comprising the Issuer Euro Account, the Issuer Sterling Account and the Issuer Dollar Account as at the Funding 2 Programme Date, or any other account of the Master Issuer that may be opened, with the prior approval of the Note Trustee, after the Funding 2 Programme Date, and maintained subject to the terms of the Issuer Bank Account Agreement and the Issuer Deed of Charge;

         "Issuer Transaction Account Bank" means the bank at which the Issuer GIC Account is maintained from time to time, being Citibank, N.A., Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, or any other Authorised Entity appointed by the Master Issuer in accordance with the Issuer Transaction Documents;

         "Issuer Transaction Account Mandate" means any of the Issuer Sterling Account Mandate, the Issuer Dollar Account Mandate and Issuer Euro Account Mandate;

         "Issuer Transaction Document" means any of the following documents:

         (a)      each Issuer Subscription Agreement;

         (b)      each Issuer Underwriting Agreement;

         (c)      the Issuer Deed of Charge;

         (d)      each Issuer Swap Agreement;

         (e) the Issuer Trust Deed and each supplemental trust deed supplemental thereto, and any other trust deed constituting any Issuer Note at any time;

         (f)      the Issuer Paying Agent and Agent Bank Agreement;

         (g)      the Issuer Cash Management Agreement;

         (h)      the Issuer Post-Enforcement Call Option Agreement;

         (i)      the Issuer Post-Enforcement Start-Up Loan Option Agreement;

         (j)      the Issuer Bank Account Agreement;

         (k)      the Issuer Notes;

         (l)      the Issuer Corporate Services Agreement;

         (m)      the Issuer Start-Up Loan Agreement;

         (n) the Global Intercompany Loan Agreement and each Loan Tranche advanced thereunder;

         (o)      any Swap Collateral Ancillary Document; and

         (p) each other document entered into or to be entered into by the Master Issuer pursuant to or in connection with any of the above documents (including each document under which the Master Issuer assumes any obligations to any New Issuer Secured Creditor and any agreement entered into by the Master Issuer as a replacement of any of the above agreements upon the termination thereof);

         "Issuer Trust Deed" means the trust deed entered into on or about the Funding 2 Programme Date between the Master Issuer and the Note Trustee constituting the Issuer Notes;

         "Issuer Underwriting Agreement" means the underwriting agreement relating to the sale of a Series or Class of US Notes among the Master Issuer and the Underwriters designated therein;

         "Lead Managers" means the institutions specified in the Final Terms relating to any Series and Class of Issuer Notes;

         "LIBOR" means the London Interbank Offered Rate for deposits in the relevant currency, as determined by the Agent Bank in accordance with the Issuer Paying Agent and Agent Bank Agreement;

         "Listed Notes" means each Series and Class of Issuer Notes which are admitted to the Official List and admitted to trading on the Market;

         "Loan Tranches" means the AAA Loan Tranches, the AA Loan Tranches, the A Loan Tranches, the BBB Loan Tranches and the BB Loan Tranches, being the advances made by the Master Issuer to Funding 2, pursuant to the Global Intercompany Loan Agreement, each being funded from proceeds received by the Master Issuer from the issue of a Series and Class of Issuer Notes;

         "Loan Tranche Supplement" means, in relation to any Loan Tranche, the document between, amongst others, Funding 2 and the Master Issuer recording the principal terms of such Loan Tranche;

         "Mandate" means any of the Issuer Transaction Account Mandates or the Issuer GIC Account Mandate and together, the "Mandates";

         "Margin" means in respect of any Series and Class of Issuer Notes, the amount specified as such in the applicable Final Terms;

         "Master Definitions Schedule" means the master definitions schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on or about 26 March 2001, as has been and may be amended, restated, varied or supplemented from time to time, which is a schedule of the definitions used in the Transaction Documents;

         "Master Issuer" means Granite Master Issuer plc, a company incorporated with limited liability under the laws of England and Wales, registered number 5250668;

         "New Issuer Secured Creditor" means each person who enters into a deed of accession to the Issuer Deed of Charge at any time;

         "Note Certificates" means the Global Note Certificates and the Individual Note Certificates;

         "Note Event of Default" means, in relation to the Master Issuer, an event of default under the provisions of the Issuer Notes and in relation to any other Issuer, the occurrence of an event of default by such Issuer as specified in the relevant Conditions of the Notes issued by such Issuer;

         "Note Principal Payment" means the amount of each principal payment payable on each Issuer Note;

         "Note Trustee" means The Bank of New York, acting through its office at 48th Floor, One Canada Square, London E14 5AL, or such other person for the time being acting as Note Trustee under the Issuer Trust Deed;

         "Noteholders" means, in relation to the Issuer Notes, the holders of the Class A Notes, the Class B Notes, the Class M Notes, the Class D Notes of any Series or any of them and in relation to Notes issued by any other Issuer, the holders for the time being of such Notes;

         "Notes" means, in relation to the Master Issuer, the Issuer Notes and, in relation to any other Issuer, the notes issued by such Issuer;

         "notice" means, in respect of notice being given to the Noteholders, a notice duly given in accordance with, in the case of the Issuer Notes, Condition 14 of the Issuer Notes and, in the case of Notes issued by any other Issuer, the relevant equivalent Condition of such Notes;

         "Officers' Certificate" means with respect to any Person, a certificate signed by any director or equivalent officer of such Person. Each such certificate shall include the statements provided for in Clause 16 of the Issuer Trust Deed if and to the extent required by the provisions thereof;

         "Opinion of Counsel" means an opinion in writing signed by legal counsel who shall be acceptable to the Note Trustee and who may be counsel to the Master Issuer or to an affiliate of the Master Issuer or to such other party as the Note Trustee may from time to time agree. Each such opinion shall include the statements provided for in Clause 16 of the Issuer Trust Deed if and to the extent required by the provisions hereof;

         "Original Bullet Loan Tranche" means a Loan Tranche which has, at any time, been a Bullet Loan Tranche, whether or note the Step-Up Date in respect of such Loan Tranche has occurred;

         "Original Bullet Redemption Note" means an Issuer Note which has, at any time been a Bullet Redemption Note, whether or not the Step-Up Date in respect of such Issuer Note has occurred;

         "Pass-Through Loan Tranche" means a Loan Tranche which has no specified repayment dates other than a Final Repayment Date. On the occurrence of a date specified for a Bullet Loan Tranche, a Scheduled Repayment Loan Tranche or a Controlled Repayment Loan Tranche in the applicable Loan Tranche Supplement or if a Step-Up Date in relation to such Loan Tranche occurs or if a Pass-Through Trigger Event occurs, then such Loan Tranche will be deemed to be a Pass-Through Loan Tranche;

         "Paying Agent and Agent Bank Agreement" means, in relation to the Master Issuer, the Issuer Paying Agent and Agent Bank Agreement and in relation to any other Issuer, the Paying Agent and Agent Bank Agreement with respect to such Issuer as defined in the Issuer Master Definitions Schedule relating to such Issuer;

         "Paying Agents" means the Principal Paying Agent and the US Paying Agent initially appointed as paying agents pursuant to the Issuer Paying and Agent Bank Agreement or, if applicable, any successor paying agents;

         "Potential Issuer Event of Default" has the same meaning as "Potential Note Event of Default";

         "Potential Note Event of Default" means any condition, event or act which with the lapse of time and/or the giving of any notice and/or determination of materiality and/or fulfilment of any similar condition would constitute a Note Event of Default;

         "Preliminary Prospectus" means:

         (a) in relation to the Issuer Notes:

         (i) the preliminary prospectus prepared in connection with the US Notes which are registered under the Securities Act, as supplemented by the preliminary Prospectus Supplement relating to US Notes of each Series of Issuer Notes;

         (ii) the preliminary offering circular prepared in connection with one or more Series and Class of US Notes which are offered pursuant to Rule 144A under the Securities Act, as supplemented by the preliminary offering circular supplement relating to such Series and Class; and

         (b) in relation to Notes issued by any other Issuer, the preliminary prospectus relating to the US Notes issued by such Issuer;

         "Principal Amount Outstanding" in relation to the Issuer Notes, has the meaning set out in Condition 5(C) of the Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

         "Principal Paying Agent" means, in relation to the Issuer Notes, Citibank, N.A., whose principal office is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, in its capacity as principal paying agent at its specified office initially appointed as a principal paying agent pursuant to the Issuer Principal Paying and Agent Bank Agreement or, if applicable, any successor principal paying agent at its specified office;

         "Programme Agreement" means the agreement entered into on or around the Funding 2 Programme Date, as amended from time to time, between the Master Issuer, Funding 2 and the dealers named therein (or deemed named therein);

         "Programme Master Definitions Schedule" means the programme master definitions schedule dated on or about 19 January 2005, signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP;

         "Programme Reserve Required Amount" means as of any date of determination, an amount calculated as the product of (a) the Programme Reserve Required Percentage and (b) the aggregate outstanding principal balance of all Loan Tranches outstanding under the Global Intercompany Loan Agreement (including the Principal Amount Outstanding of any Loan Tranche) (or the increase in the Principal Amount Outstanding of any existing Loan Tranche) that is made on such date);

         "Programme Reserve Required Percentage" means on any date, the percentage specified as such (subject to amendment) in the most recent Final Terms; "Programme Resolution" means an extraordinary resolution of the Noteholders of any Class of Issuer Notes to direct the Note Trustee to take any enforcement action pursuant to the Conditions;

         "Programme" means the asset-backed note programme established by or otherwise contemplated in the Programme Agreement and the Issuer Trust Deed;

         "Prospectus" means:

         (a) in relation to the Issuer Notes:

         (i) the prospectus prepared in connection with the US Notes which are registered under the Securities Act, as supplemented by the Prospectus Supplement relating to US Notes of each Series of Issuer Notes;

         (ii) the offering circular prepared in connection with one or more Series and Class of US Notes which are offered pursuant to Rule 144A under the Securities Act, as supplemented by the offering circular supplement relating to such Series and Class; and

         (b) in relation to Notes issued by any other Issuer, the prospectus relating to the US Notes issued by such Issuer;

         "Proxy" has the meaning specified in Schedule 4 to the Issuer Trust
         Deed;

         "Rate of Interest" means, in relation to any Series and Class of Issuer Notes, the rate or rates (expressed as a percentage per annum) on interest payable in respect of such Issuer Notes specified in the applicable Final Terms or calculated and determined in accordance with the applicable Final Terms, and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

         "Rating Agencies" means S&P, Moody's and Fitch, and "Rating Agency" means any of them;

         "Reasonable Prudent Mortgage Lender" or "reasonable prudent mortgage lender" means a reasonably prudent prime residential mortgage lender lending to Borrowers in England, Wales and Scotland who generally satisfy the lending criteria of traditional sources of residential mortgage capital;

         "Record Date" means the fifteenth day before the due date for any payment on the Issuer Notes;

         "Reference Banks" means the principal London office of each of Citibank N.A., ABN AMRO Bank N.V., Barclays Bank plc and The Royal Bank of Scotland plc;

         "Reference Lenders" has the meaning given to it in the Basis Rate Swap Agreement;

         "Reference Rate" means in respect of any Series and Class of Issuer Notes, the price specified as such in the applicable Final Terms;

         "Reg S" means Regulation S under the United States Securities Act of 1933, as amended;

         "Reg S Global Note Certificates" means the note certificates representing the Reg S Notes while in global form;

         "Reg S Individual Note Certificate" means the note certificates representing the Reg S Notes in definitive form;

         "Reg S Notes" means, the Issuer Notes admitted to the Official List and admitted to trading on the Market (but not including the US Notes);

         "Reg S Prospectus" means (a) in relation to the Issuer Notes, has the meaning given to that term in the Programme Master Definitions Schedule and (b) in relation to Notes issued by any other Issuer, means the offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Prospectus attached thereto;

         "Register" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

         "Registrar" in respect of the Issuer Notes, means Citibank, N.A., acting through its office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB appointed initially pursuant to the Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor registrar at its specified office, and procured by the Master Issuer to maintain the Register;

         "Regulation S Legend" has the meaning given to it in Section 16 of
         Schedule 2 to the Issuer Paying Agent and Agent Bank Agreement;

         "Regulations" means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in Schedule 2 to the Issuer Paying Agent and Agent Bank Agreement;

         "Relevant Deposit Amount" means the sum of the following:

         (a) either:

                  (i) prior to the Step-Up Date in respect of any Issuer Notes (pursuant to the terms and conditions thereof) or if the Step-Up Date has occurred in respect of any Issuer Notes (pursuant to the Terms and Conditions thereof) and the option to redeem any Issuer Notes has been exercised by the Master Issuer, an amount equal to the aggregate of:

                           the Funding Share of the Trust Property (as most recently calculated)/the Funding Share of the trust Property on the relevant Closing Date x the outstanding balance in the Funding Reserve Fund plus the outstanding balance in the Funding (Issuer) Reserve Fund (as most recently calculated); and

                           the Funding 2 Share of the Trust Property (as most recently calculated)/the Funding 2 Share of the Trust Property on the relevant Closing Date x the outstanding balance in the Issuer Reserve Fund (as most recently calculated); or

                  (ii) if the Master Issuer does not exercise its option to redeem its Issuer Notes on the relevant Step-Up Date pursuant to the Terms and Conditions thereof, an amount equal to the aggregate of:

                           the Funding Share of the Trust Property (as most recently calculated)/the Funding Share of the Trust Property on the relevant Closing Date x the outstanding balance in the Funding Reserve Fund plus the outstanding balance in the Funding (Issuer) Reserve Fund (as most recently calculated) x 2; and

                           the Funding 2 Share of the Trust Property (as most recently calculated)/the Funding 2 Share of the Trust Property on the relevant Closing Date x the outstanding balance in the Funding 2 Reserve Fund plus the outstanding balance in the Issuer Reserve Fund (as most recently calculated) x 2;

         (b) any amounts standing to the credit of the Funding GIC Account and the Funding 2 GIC Account which will be applied on the next following date on which amounts are due under any Funding Intercompany Loan or any Funding 2 Intercompany Loan which in turn will result in any notes having ratings of "AAA", "AA" or "A-1+" from Standard &Poor's to be redeemed in whole or in part;

         (c) any amounts standing to the credit of the Mortgages Trustee GIC Account which will be distributed to Funding and/or Funding 2 on the next following Distribution Date and which will be applied by Funding and/or Funding 2 on the next following date on which amounts are due under any Funding Intercompany Loan or any Funding 2 Intercompany Loan which in turn will result in any Issuer Notes having ratings of "AAA", "AA" or "A-1+" from Standard & Poor's to be redeemed in whole or in part; and

         (d) any other amounts standing to the credit of accounts maintained by the Mortgages Trustee, Funding, Funding 2 or the Master Issuer with a bank and which would otherwise be required by Standard & Poor's to be rated "A-1+";

                  less any amounts invested in Authorised Investments or maintained in accounts at a bank rated at least "A-1+" by Standard & Poor's;

         "Relevant Note" has the meaning specified in Schedule 4 to the Issuer Trust Deed;

         "Relevant Screen Page" means in respect of any Series and Class of Issuer Notes, the screen page specified as such in the applicable Final Terms;

         "Representative" has the meaning specified in Schedule 4 to the Issuer Trust Deed;

         "Scheduled Repayment Dates" for any Scheduled Repayment Loan Tranche means the Monthly Payment Dates specified as such for such Loan Tranche set out in the applicable Loan Tranche Supplement;

         "Scheduled Repayment Loan Tranche" means any Loan Tranche scheduled to be repaid in full in two or more instalments on Scheduled Repayment Dates. Scheduled Repayment Loan Tranches will be deemed to be Pass-Through Loan Tranches if:

         (a) a date specified in relation to the same in the applicable Loan Tranche Supplement occurs;

         (b)      a Pass-Through Trigger Event occurs;

         (c) the Step-Up Date (if any) in relation to such Loan Tranche occurs;

         "SEC" means The United States Securities and Exchange Commission;

         "Security Documents" means the Issuer Deed of Charge, the Funding 2 Deed of Charge and each Deed of Accession entered into pursuant to the Issuer Deed of Charge and the Funding 2 Deed of Charge and any other security document entered into pursuant to any of the foregoing;

         "Series" means all classes of Issuer Notes issued on a given day and any class of Issuer Notes issued on any other day which: (a) is expressed to be consolidated; and (b) is identical in all respects (including as to listing) except for Closing Date, Interest Commencement Date and issue price with any class of Issuer Notes issued on such given day;

         "Series and Class" means a particular class of Issuer Notes of a given Series;

         "Specified Currency" has the meaning given to it in the relevant Final Terms;

         "Specified Currency Exchange Rate" means in relation to a Series and Class of Issuer Notes, the exchange rate specified in the Issuer Swap Agreement relating to such Series and Class of Issuer Notes or, if the Issuer Swap Agreement has been terminated, the applicable spot rate;

         "Specified Denomination" means, in respect of any Series and Class of Issuer Notes, the denomination specified as such in the applicable Final Terms;

         "Specified Office" means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Master Issuer and the Note Trustee pursuant to the Issuer Paying Agent and Agent Bank Agreement;

         "Start-Up Loan" means the start-up loan that the Start-Up Loan Provider shall make available to the Master Issuer pursuant to the Start-Up Loan Agreement;

         "Start-Up Loan Agreement" means the agreement entered into on or about the Funding 2 Programme Date between the Master Issuer, the Issuer Start-Up Loan Provider and the Issuer Security Trustee relating to the provision of the Start-Up Loan to the Master Issuer;

         "Start-Up Loan Tranche" or "Start-Up Loan Tranches" means each loan made by a Start-Up Loan Provider to the Master Issuer under a Start-Up Loan Agreement, and collectively, the "Start-Up Loans";

         "Step-up Date" means in respect of any Loan Tranche and the related Series and Class of Issuer Notes, the Monthly Payment Date in respect of a Series and Class of Issuer Notes on which the interest rate on those Issuer Notes increases by a predetermined amount following the payment made by Funding 2 or the Master Issuer, as applicable, on such Monthly Payment Date, which date for any Loan Tranche will be specified in the Loan Tranche Supplement, and for any Series and Class of Issuer Notes, will be specified in the applicable Pricing Supplement or after 1 July 2005 Final Terms, for the relevant Issuer Notes;

         "Swap Collateral" means, at any time, any asset (including without limitation, Cash and/or securities) which is paid or transferred by an Issuer Swap Provider to, or held by, the Master Issuer or to Funding 2, as applicable, as collateral to secure the performance by such Issuer Swap Provider of its obligations under the relevant Issuer Swap Agreement together with any income or distributions received in respect of such asset (if the Master Issuer or Funding 2, as applicable, is entitled to retain the same); "Swap Early Termination Event" means a circumstance in which some or all swap transactions (as the case may be) under a Swap Agreement can be terminated before their respective scheduled termination dates;

         "Swap Provider Default" means the occurrence of:

         (a) an Event of Default (as defined in the relevant Issuer Swap Agreement) where the relevant Issuer Swap Provider is the Defaulting Party (as defined in the relevant Issuer Swap Agreement); or

         (b) an Additional Termination Event (as defined in the relevant Issuer Swap Agreement) as a result of the failure by the relevant Issuer Swap Provider to remedy a Swap Downgrade Event in accordance with the relevant Issuer Swap Agreement where the relevant Issuer Swap Provider is the Sole Affected Party (as defined in the relevant Issuer Swap Agreement); or

         (c) the Additional Tax Representation (as defined in the relevant Issuer Swap Agreement) proves to be incorrect or misleading in any material respect as a result of any action, and/or any omission to take any action by the relevant swap provider which could have prevented such breach of the additional tax representation;

         "Swap Replacement Premium" means any payment received from a replacement swap providers upon entry into an agreement with such replacement swap provider replacing a Swap Agreement;

         "Swap Termination Payment" means the amount payable because of a Swap Early Termination Event;

         "Telerate Page No. 3750" means the display designated as Page 3750 on the Dow-Jones/Telerate Monitor Service (or such other page as may replace Telerate Page No. 3750 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

         "Transaction Document" means any of the following documents:

         (a)      the Programme Agreement;

         (b)      the Mortgages Trust Deed;

         (c)      the Controlling Beneficiary Deed;

         (d)      the Mortgage Sale Agreement;

         (e) each Deed of Accession to the Funding 2 Deed of Charge (including, for the avoidance of doubt, the Supplemental Deed to the Funding 2 Deed of Charge);

         (f)      the Funding 2 Deed of Charge;

         (g)      each Funding 2 Basis Rate Swap Agreement;

         (h)      the Administration Agreement;

         (i)      the Cash Management Agreement;

         (j)      the Mortgages Trustee Guaranteed Investment Contract;

         (k)      the Bank Account Agreement;

         (l)      the Funding 2 Bank Account Agreement;

         (m)      the Stand-By Bank Account Agreement;

         (n)      the Collection Bank Agreement;

         (o)      the Master Definitions Schedule;

         (p)      the Programme Master Definitions Schedule;

         (q)      the Seller (Mortgages Trust) Assignment Agreement;

         (r)      each Start-Up Loan Agreement;

         (s)      the Corporate Services Agreement;

         (t)      the Issuer Transaction Documents; and

         (u) any other deeds of accession or supplemental deeds relating to any such documents.]

         "Transfer Agent" means Citibank, N.A., acting through its Specified Office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, and initially appointed by the Master Issuer under the Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Issuer Notes, or such other person for the time being acting as Transfer Agent under the Issuer Paying Agent and Agent Bank Agreement;

         "Treaty Lender" means a person who:

         (i) is treated as a resident of a Treaty State for the purposes of the Treaty; and

         (ii) does not carry on a business in the United Kingdom through a permanent establishment with which that person's participation in the Issuer Start-Up Loan is effectively connected;

         "Treaty State" means a jurisdiction having a double taxation treaty (a "Treaty") with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest;

         "Trust Deed" means, in relation to the Master Issuer, the Issuer Trust Deed;

         "Trustee Acts" means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

         "Underwriters" means, the institutions specified in the Prospectus Supplement relating to any Series and Class of Notes;

         "US Global Note Certificates" means the Global Note Certificates relating to a Series and Class of US Notes;

         "US Individual Note Certificates" means the Individual Note Certificates relating to a Series and Class of US Notes;

         "US Notes" means any Class A, Class B, Class M and Class C Notes which are either:

         (a) registered in the United States under the Securities Act; or

         (b) not registered in the United States under the Securities Act but instead offered pursuant to Rule 144A of the Securities Act,

         as the context may require;

         "US Paying Agent" means Citibank N.A. acting through its New York office as paying agent in the United States of America, initially appointed as US paying agent pursuant to the Issuer Paying Agent and Agent Bank Agreement or if applicable, any successor US paying agent; and

         "Zero Coupon Note" means an Issuer Note, the interest basis of which is specified in the applicable Note Supplement as being zero coupon;

2.       Interpretation and Construction

2.1 Any reference in this Issuer Master Definitions Schedule or any Transaction Document to:

         "agreed form" means, in relation to any document, the draft of that document the form of which has been agreed between the parties thereto (or if such document is delivered pursuant to another Transaction Document, between the parties to such Transaction Document) and initialled on their behalf for the purpose of identification;

         the "assets" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

         the "assignment" of any Mortgage Loan shall be construed, in relation to any Scottish Mortgage Loan and its Related Security, so as to include the transfer of the beneficial interest therein and/or the legal title thereto, and the terms "assign" and "assigned" shall in that context be construed accordingly;

         "disposal" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "dispose" shall be construed accordingly;

         a "guarantee" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

         "indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

         a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day, provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "months" shall be construed accordingly);

         "party" shall be construed as a party to a particular agreement, as the case may be;

         "subsidiary" means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

         "VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

         a "wholly-owned subsidiary" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

         the "winding-up" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.2 "(GBP)", "sterling", "Sterling" or "pounds sterling" denotes the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland; "(euro)", "euro" or "Euro" denotes the lawful currency for the time being of the member states of the European Union that adopt the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, establishing the European Community as amended from time to time and as amended by, inter alia, the Treaty of European Union of 7th February, 1992; "$", "US$", "US dollars", "dollars" or "Dollars" denotes the lawful currency for the time being of the United States of America.

2.3 In this Issuer Master Definitions Schedule and in any of the Transaction Documents in which this Issuer Master Definitions
         Schedule is expressed to be incorporated or to which this Issuer

         Master Definitions Schedule is expressed to apply:

         (a) words denoting the singular number only shall include the plural number also and vice versa;

         (b) words denoting one gender only shall include the other genders;

         (c) words denoting persons only shall include firms and corporations and vice versa;

         (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

         (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

         (f) clause, paragraph and schedule headings are for ease of reference only;

         (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

         (h) unless stated otherwise reference to a time of day shall be construed as a reference to London (GMT) time; and

         (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.4 Save as provided otherwise, where any obligation in a Transaction Document is owed to more than one party that obligation is owed to each of them separately and may be enforced by any of them.

2.5 Where a term is used but not defined in this Issuer Master Definitions Schedule, that term shall have the meaning indicated in the Master Definitions Schedule.

3.       Governing Law

This Issuer Master Definitions Schedule is governed by, and shall be construed in accordance with, the laws of England.

                                  SCHEDULE 1

                            STANDARD DOCUMENTATION



                           Part 1 Documents Used in the Origination of any Mortgage Type

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
A          Mortgage Brochures
----------------------------------------------------------------------------------------------------------------
A1         Hard to beat - Mortgages - An Introduction      Dev 3  1.6.95            From 1 Jun 1995 to Apr 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A2         Hard to Beat - Keeping the Benefits Once Your   DEV 93                              From 19 Jun 1995
           Mortgage Ends                                   19.06.1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A3         Mortgages - A guide to costs                    Dev 143 1.7.95           From 1 Jul 1995 to Jul 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A4         Mortgages - A guide to costs                    Dev 143  14.7.95        From 14 Jul 1995 to Sep 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A5         Mortgages - A guide to costs                    Dev 143  4.9.95          From 4 Sep 1995 to Nov 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A6         Mortgages - A guide to costs                    Dev 143 30.11.95        From 30 Nov 1995 to Dec 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A7         Mortgages - A guide to costs                    Dev 143 13.12.95        From 13 Dec 1995 to Mar 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A8         Mortgages - A guide to costs                    Dev 143 8.3.96           From 8 Mar 1996 to Jun 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A9         Mortgages - A guide to costs                    Dev 143 10.6.96         From 10 Jun 1996 to Feb 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A10        Hard to Beat - Keeping the Benefits Once Your   DEV 93                               From 1 Sep 1996
           Mortgage Ends                                   01.9.1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A11        Mortgages - A guide to costs                    Dev 143 11.2.97         From 11 Feb 1997 to Mar 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A12        You and your mortgage - The Mortgage Code
           [Introductory leaflet]
----------------------------------------------------------------------------------------------------------------
A13        The Mortgage Code                               First Edition:                         From Mar 1997
                                                           March 1997
----------------------------------------------------------------------------------------------------------------
A14        Mortgages - A guide to costs                    Dev 143 27.3.97         From 27 Mar 1997 to May 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A15        Hard to beat - Mortgages - An Introduction      Dev 3  10.4.97          From 10 Apr 1997 to Jul 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A16        Mortgages - A guide to costs                    Dev 143 6.5.97           From 6 May 1997 to Jul 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A17        Hard to beat - Mortgages - An Introduction      Dev 3  1.7.97            From 1 Jul 1997 to Oct 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A18        Mortgages - A guide to costs - Hard to Beat     Dev 143 11.7.97         From 11 Jul 1997 to Oct 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A19        Hard to beat - Mortgages - An Introduction      MAR 1  1.10.97           From 1 Oct 1997 to Dec 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A20        Mortgages - A guide to costs - Hard to Beat     MAR 2 1.10.97            From 1 Oct 1997 to Nov 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A21        Hard to Beat - Keeping the Benefits Once Your   MAR 9                                From 1 Oct 1997
           Mortgage Ends                                   01.10.1997
           Northern Rock plc


                                                         26

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
A21        Hard to Beat - Keeping the Benefits Once Your   MAR 9                                From 1 Oct 1997
           Mortgage Ends                                   01.10.1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A22        Mortgages - A guide to costs - Hard to Beat     MAR 2 12.11.97          From 12 Nov 1997 to Feb 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A23        Hard to beat - Mortgages - An Introduction      MAR 1 15.12.97          From 15 Dec 1997 to Feb 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A24        Hard to beat - Mortgages - An Introduction      MAR 1  12.2.98          From 12 Feb 1998 to Oct 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A25        Mortgages - A guide to costs - Hard to Beat     MAR 2 12.2.98           From 12 Feb 1998 to Jun 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A26        Hard to Beat - Keeping the Benefits Once Your   MAR 9                               From 12 Feb 1998
           Mortgage Ends                                   12.2.1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A27        The Mortgage Code                               Second Edition:                        From Apr 1998
                                                           April 1998
----------------------------------------------------------------------------------------------------------------
A28        Mortgages - A guide to costs - Hard to Beat     MAR 2/8267 17.6.98      From 17 Jun 1998 to Oct 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A29        Hard to Beat - Keeping the Benefits Once Your   MAR 9/8375                           From 1 Aug 1998
           Mortgage Ends                                   01.8.1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A30        Mortgages - A guide to costs - Hard to Beat     MAR 2/8528 8.10.98       From 8 Oct 1998 to Nov 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A31        Hard to beat - Mortgages - An Introduction      MAR 1 23.10.98          From 23 Oct 1998 to Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A32        Mortgages - A guide to costs - Hard to Beat     MAR 2/8600 5.11.98       From 5 Nov 1998 to Jan 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A33        Mortgages - A guide to costs - Hard to Beat     MAR 2/8729 7.1.99        From 7 Jan 1999 to Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A34        Mortgages - A guide to costs - Hard to Beat     MAR 2/8789 4.2.99        From 4 Feb 1999 to Apr 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A35        Mortgages - An Introduction                     MAR 1  25.2.99          From 25 Feb 1999 to Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A36        Mortgages - A guide to costs - Hard to Beat     MAR 2/8923 13.4.99      From 13 Apr 1999 to Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A37        Mortgages - the details                         MAR 23/8958             From 16 Jun 1999 to Jan 2000
           Northern Rock plc                               16.6.99
----------------------------------------------------------------------------------------------------------------
A38        Mortgages - the costs                           MAR 244/8958            From 16 Jun 1999 to Jun 1999
           Northern Rock plc                               16.6.99
----------------------------------------------------------------------------------------------------------------
A39        Mortgages - the costs                           MAR 244/9115            From 28 Jun 1999 to Nov 1999
           Northern Rock plc                               28.6.99
----------------------------------------------------------------------------------------------------------------
A40        Mortgages - the costs                           MAR 244/9489             From 9 Nov 1999 to Jan 2000
           Northern Rock plc                               9.11.99
----------------------------------------------------------------------------------------------------------------
A41        Mortgages - the details                         MAR 235/9611             From 4 Jan 2000 to May 2000
           Northern Rock plc                               4.1.2000
----------------------------------------------------------------------------------------------------------------
A42        Mortgages - the costs                           MAR 244/9679            From 17 Jan 2000 to Mar 2000
           Northern Rock plc                               17.1.2000


                                                         27

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
A43        Be straight with me - Mortgage costs in black   MAR 244/9815             From 4 Mar 2000 to Apr 2000
           and white                                       4.3.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A44        Safe & Sure - Keeping the Benefits Once Your    MAR 9/9895                          From 14 Mar 2000
           Mortgage Ends                                   14.3.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A45        Be straight with me - Mortgage costs in black   MAR 244/10029           From 27 Apr 2000 to Jan 2001
           and white                                       27.4.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A46        Give me the facts - Mortgage details explained  MAR 235/9666 and         From 1 May 2000 to Oct 2000
           Northern Rock plc                               5.2000
----------------------------------------------------------------------------------------------------------------
A47        Give me a choice - Mortgage deals to suit       MAR 236/10198 and       From 28 Jun 2000 to Aug 2000
           everyone                                        28.6.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A48        Give me a choice - Mortgage deals to suit       MAR 236/10332                        From 4 Aug 2000
           everyone                                        4.8.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A49        Give me the facts - Mortgage details explained  MAR 235/10554 and          From Oct 2000 to Jan 2001
           Northern Rock plc                               10.2000
----------------------------------------------------------------------------------------------------------------
A50        Give me the facts                               MAR 235/10899           From 10 Jan 2001 to Sep 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A51        Be straight with me - Mortgage costs in black   MAR 244/10868           From 10 Jan 2001 to Feb 2001
           and white                                       10.1.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A52        Be straight with me - Mortgage costs in black   MAR 244/10998            From 8 Feb 2001 to Apr 2001
           and white                                       8.2.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A53        Be straight with me - Mortgage costs in black   MAR 244/11170            From 5 Apr 2001 to May 2001
           and white                                       5.4.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A54        Be straight with me - Mortgage costs in black   MAR 244/11281           From 10 May 2001 to Aug 2001
           and white                                       10.5.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A55        Be straight with me - Mortgage costs in black   MAR 244/11592            From 2 Aug 2001 to Sep 2001
           and white                                       2.8.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A56        Give me the facts                               MAR 235/11679                        From 3 Sep 2001
           Northern Rock plc                               3.9.2001
----------------------------------------------------------------------------------------------------------------
A57        Be straight with me - Mortgage costs in black   MAR 244/11592            From 3 Sep 2001 to Sep 2001
           and white                                       3.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A58        Be straight with me - Mortgage costs in black   MAR 244/11807           From 19 Sep 2001 to Oct 2001
           and white                                       19.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A59        Be straight with me - Mortgage costs in black   MAR 244/11855            From 4 Oct 2001 to Nov 2001
           and white                                       4.10.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A60        Be straight with me - Mortgage costs in black   MAR 244/11973                        From 8 Nov 2001
           and white                                       8.11.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                                         28

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
A61        Safe & Sure - Keeping the Benefits Once Your    MAR 9/12119                         From 12 Dec 2001
           Mortgage Ends                                   12.12.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A62        Give me the facts                               MAR 235/12189                        From 9 Jan 2002
           Northern Rock plc                               9.1.2002
----------------------------------------------------------------------------------------------------------------
A63        All you need to know about mortgages            MAR 235/12275                       From 21 Jan 2002
           Northern Rock plc                               21.1.2002
----------------------------------------------------------------------------------------------------------------
A64        Be straight with me - Mortgage costs in black   MAR 244/12486                        From 1 Apr 2002
           and white                                       1.4.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A65        All you need to know about mortgages            MAR 235/12537                        From 9 May 2002
           Northern Rock plc                               9.5.2002
----------------------------------------------------------------------------------------------------------------
A66        Be straight with me - Mortgage costs in black   MAR 244/12539                        From 9 May 2002
           and white                                       9.5.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A67        Be straight with me - Mortgage costs in black   MAR 244/12859                       From 26 Jul 2002
           and white                                       26.7.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A68        All you need to know about mortgages            MAR 235/13039                       From 10 Oct 2002
           Northern Rock plc                               10.10.2002
----------------------------------------------------------------------------------------------------------------
A69        I want a shorter mortgage, and I want           MAR 617/13070                       From 10 Oct 2002
           guarantees - Mortgages Guaranteed Repayment     10.10.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A70        Be straight with me - Mortgage costs in black   MAR 244/12123                       From 10 Oct 2002
           and white                                       10.10.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A71        Hard to Beat - Keeping the Benefits Once Your   MAR 9                                From 1 Oct 1997
           Mortgage Ends                                   01.10.1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A72        Mortgage costs in black and white               MAR 244/13280                        From 6 Jan 2003
           Northern Rock plc                               06.01.2003
----------------------------------------------------------------------------------------------------------------
A73        All you need to know about Mortgages            MAR 235/13279                        From 9 Jan 2003
           Northern Rock plc                               09.01.2003
----------------------------------------------------------------------------------------------------------------
A74        I want a shorter mortgage, and guarantee        MAR 617/13371                       From 10 Jan 2003
----------------------------------------------------------------------------------------------------------------
A75        Mortgage costs in black and white               MAR 244/13437                       From 27 Jan 2003
           Northern Rock plc                               27.01.2003
----------------------------------------------------------------------------------------------------------------
A76        Mortgage costs in black and white               MAR 244/13501                        From 8 Feb 2003
           Northern Rock plc                               08.02.2003
----------------------------------------------------------------------------------------------------------------
A77        Mortgages - safe and sure - keep the benefits   MAR 9/12337               Valid until further notice
           once your mortgage is paid off                  1.3.2003                                    1.2.2003
----------------------------------------------------------------------------------------------------------------
A78        Mortgage Deals to Suit Everyone - Update 18     MAR 236                 Valid until further notice -
           June 2003                                       18.6.2003                                  18.6.2003
----------------------------------------------------------------------------------------------------------------
A79        I want a Shorter Mortgage, and I want           MAR 617/13538           Valid until further notice -
           Guarantees                                      18.6.2003                                  18.6.2003
----------------------------------------------------------------------------------------------------------------
A80        What's it going to Cost?                        MAR 302                 Valid until further notice -
                                                           18.6.2003                                  18.6.2003
----------------------------------------------------------------------------------------------------------------
A81        I want to Buy to Let                            MAR 466/13927           Valid until further notice -
                                                           18.6.2003                                  18.6.2003
----------------------------------------------------------------------------------------------------------------
A82        Intermediaries - Mortgage Product Update - No.  MAR 035                 Valid until further notice -
           6                                               18.6.2003                                  18.6.2003
----------------------------------------------------------------------------------------------------------------


                                                         29

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
A83        Mortgage Costs in Black and White               MAR 244/14005           Valid until further notice -
                                                           14.7.2003                                  14.7.2003
----------------------------------------------------------------------------------------------------------------
A84        Mortgage Deals to Suit Everyone - Update 14     MAR 236                 Valid until further notice -
           July 2003                                       14.7.2003                                  14.7.2003
----------------------------------------------------------------------------------------------------------------
A85        I want a Shorter Mortgage, and I want           MAR 617/14008           Valid until further notice -
           Guarantees                                      14.7.2003                                  14.7.2003
----------------------------------------------------------------------------------------------------------------
A86        I want to Buy to Let                            MAR 466/14007           Valid until further notice -
                                                           14.7.2003                                  14.7.2003
----------------------------------------------------------------------------------------------------------------
A87        What's it going to Cost?                        MAR 302                 Valid until further notice -
                                                           14.7.2003                                  14.7.2003
----------------------------------------------------------------------------------------------------------------
A88        Intermediaries - Mortgage Product Update - No.  MAR 035/14031           Valid until further notice -
           7                                               14.7.2003                                  14.7.2003
----------------------------------------------------------------------------------------------------------------
A89        Mortgage Costs in Black and White               MAR 244/14055           Valid until further notice -
                                                           25.7.2003                                  25.7.2003
----------------------------------------------------------------------------------------------------------------
A90        Mortgage Deals to Suit Everyone - Update 25     MAR 236                 Valid until further notice -
           July 2003                                       25.7.2003                                  25.7.2003
----------------------------------------------------------------------------------------------------------------
A91        I want to Buy to Let                            MAR 466/14056           Valid until further notice -
                                                           25.7.2003                                  25.7.2003
----------------------------------------------------------------------------------------------------------------
A92        What's it going to Cost?                        MAR 302                 Valid until further notice -
                                                           25.7.2003                                  25.7.2003
----------------------------------------------------------------------------------------------------------------
A93        Intermediaries - Mortgage Product Update - No.  MAR 035/14031           Valid until further notice -
           8                                               25.7.2003                                  25.7.2003
----------------------------------------------------------------------------------------------------------------
A94        Mortgage Deals to Suit Everyone - Update 8      MAR 236                 Valid until further notice -
           August 2003                                     8.8.2003                                    8.8.2003
----------------------------------------------------------------------------------------------------------------
A95        I want to Buy to Let                            MAR 466/14133           Valid until further notice -
                                                           8.8.2003                                    8.8.2003
----------------------------------------------------------------------------------------------------------------
A96        What's it going to Cost?                        MAR 302                 Valid until further notice -
                                                           8.8.2003                                    8.8.2003
----------------------------------------------------------------------------------------------------------------
A97        Intermediaries - Mortgage Product Update - No.  MAR 035/14104           Valid until further notice -
           9                                               8.8.2003                                    8.8.2003
----------------------------------------------------------------------------------------------------------------
A98        All you need to know about mortgages            MAR 235/13729           Valid until further notice -
                                                           1.5.2003                                    1.5.2003
----------------------------------------------------------------------------------------------------------------
A99        I want a shorter mortgage and I want guarantees MAR 617/13538             Valid until further notice
                                                                                                       8.2.2003
----------------------------------------------------------------------------------------------------------------
A100       I want to plan ahead - Secured Loans with a     MAR 125/13519             Valid until further notice
           Fixed Rate                                                                                  7.2.2003
----------------------------------------------------------------------------------------------------------------
A101       Secured Loan Costs in Black and White           MAR 4/13517               Valid until further notice
                                                                                                       8.2.2003
----------------------------------------------------------------------------------------------------------------
A102       I want to buy to let                            MAR 466/13500             Valid until further notice
                                                                                                       8.2.2003
----------------------------------------------------------------------------------------------------------------
A103       What's it going to cost?                        MAR 302                   Valid until further notice
                                                                                                      24.2.2003
----------------------------------------------------------------------------------------------------------------
A104       What's it going to cost?                        MAR 302                   Valid until further notice
                                                                                                       1.4.2003
----------------------------------------------------------------------------------------------------------------
A105       I want to buy to let                            MAR 466/13684             Valid until further notice
                                                                                                       1.4.2003
----------------------------------------------------------------------------------------------------------------
A106       Mortgage Deals to suit everyone - Update -      MAR 236                   Valid until further notice
           1 Apr 2003                                                                                  1.4.2003
----------------------------------------------------------------------------------------------------------------
A107       Mortgage Costs in Black and White               MAR 244/13830             Valid until further notice
                                                                                                      20.5.2003
----------------------------------------------------------------------------------------------------------------
A108       Mortgage Deals to suit everyone -Update -       MAR 236                   Valid until further notice
           20 May 2003                                                                                20.5.2003
----------------------------------------------------------------------------------------------------------------
A109       What's it going to cost?                        MAR 302                   Valid until further notice
                                                                                                      20.5.2003
----------------------------------------------------------------------------------------------------------------
A110       I want to buy to let                            MAR 466/13832             Valid until further notice
                                                                                                      20.5.2003
----------------------------------------------------------------------------------------------------------------

                                                         30

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
A111       I want a shorter mortgage and I want guarantees MAR 617/13538             Valid until further notice
                                                                                                      20.5.2003
----------------------------------------------------------------------------------------------------------------
A112       Intermediaries - Mortgage Product Update No.    MAR 035/14201                       Valid 9 Sep 2003
           10
----------------------------------------------------------------------------------------------------------------
A113       Mortgage Deals to Suit Everyone - Update 9th    MAR 236                   Valid until further notice
           September 2003                                                                            9 Sep 2003
----------------------------------------------------------------------------------------------------------------
A114       Intermediaries - Mortgage Product Update No.    MAR 035/14374                      Valid 14 Oct 2003
           11
----------------------------------------------------------------------------------------------------------------
A115       Mortgage Deals to Suit Everyone - Update 14th   MAR 236                    Valid until further notice
           October 2003                                                                             14 Oct 2003
----------------------------------------------------------------------------------------------------------------
A116       Mortgage Costs in Black and White               MAR 244/14379             Valid until further notice
                                                                                                    14 Oct 2003
----------------------------------------------------------------------------------------------------------------
A117       Mortgage costs in black and white Northern Rock
           plc                                             MAR 690/14451             Valid until further notice
                                                                                                    14 Oct 2003
----------------------------------------------------------------------------------------------------------------
A118       Mortgage Deals to Suit Everyone - Update 14th   MAR 236                   Valid until further notice
           October 2003                                                                             14 Oct 2003
----------------------------------------------------------------------------------------------------------------
A119       Home Equity Release - All you need to know      MAR 329/14399             Valid until further notice
           about Home Equity Release Mortgages                                                      14 Oct 2003
----------------------------------------------------------------------------------------------------------------
A120       Home Equity Release - All you need to know      MAR 329/14560             Valid until further notice
           about Home Equity Release Mortgages                                                      17 Nov 2003
----------------------------------------------------------------------------------------------------------------
A121       A Guide to your Mortgage Statement Northern     MAR 702/14552             Valid until further notice
           Rock plc                                                                                 17 Nov 2003
----------------------------------------------------------------------------------------------------------------
A122       Mortgage costs in black and white Northern Rock MAR 244/14565             Valid until further notice
           plc                                                                                      17 Nov 2003
----------------------------------------------------------------------------------------------------------------
A123       Keep the benefits once your mortgage is paid    MAR 9/14105               Valid until further notice
           off Northern Rock plc                                                                    17 Nov 2003
----------------------------------------------------------------------------------------------------------------
A124       Mortgage Deals to Suit Everyone - Update 17th   MAR 236                   Valid until further notice
           November 2003                                                                            17 Nov 2003
----------------------------------------------------------------------------------------------------------------
A125       All you need to know about Mortgages Northern   MAR 235/14462             Valid until further notice
           Rock plc                                                                                  1 Dec 2003
----------------------------------------------------------------------------------------------------------------
A126       Mortgage costs in black and white Northern Rock MAR 244/14638             Valid until further notice
           plc                                                                                       9 Dec 2003
----------------------------------------------------------------------------------------------------------------
A127       Mortgage costs in black and white Northern Rock MAR 244/14709             Valid until further notice
           plc                                                                                      17 Dec 2003
----------------------------------------------------------------------------------------------------------------
A128       Mortgage Deals to Suit Everyone - Update 17th   MAR 236                   Valid until further notice
           December 2003                                                                            17 Dec 2003
----------------------------------------------------------------------------------------------------------------
A129       Home Equity Release - A Cash Lump Sum or        MAR 328/14598             Valid until further notice
           Monthly Cash Release                                                                        Dec 2003
----------------------------------------------------------------------------------------------------------------
A130       Fees and Charges - Mortgages Northern Rock plc  MAR 713/14719                             Valid from
                                                                                                     1 Jan 2004
----------------------------------------------------------------------------------------------------------------
A131       Home Equity Release - All you need to know      MAR 329/14827             Valid until further notice
           about Home Equity Release Mortgages                                                      20 Jan 2004
----------------------------------------------------------------------------------------------------------------
A132       Home Equity Release - You've looked after your  MAR 503/14700                               Feb 2004
           home. Now let it look after you.
----------------------------------------------------------------------------------------------------------------
A133       Home Equity Release - Product Detail Summary    MAR 545                                     Feb 2004
----------------------------------------------------------------------------------------------------------------
A134       Home Equity Release - All you need to know      MAR 329/14973             Valid until further notice
           about Home Equity Release Mortgages                                                      16 Feb 2004
----------------------------------------------------------------------------------------------------------------


                                                         31

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
A135       Mortgage Deals to Suit Everyone - Update 16th   MAR 236                   Valid until further notice
           February 2004                                                                            16 Feb 2004
----------------------------------------------------------------------------------------------------------------
A136       All you need to know about Mortgages Northern   MAR 235/1484              Valid until further notice
           Rock plc                                                                                 26 Feb 2004
----------------------------------------------------------------------------------------------------------------
A137       Mortgage Deals to Suit Everyone - Update 9th    MAR 693                   Valid until further notice
           March 2004                                                                                9 Mar 2004
----------------------------------------------------------------------------------------------------------------
A138       Mortgage Deals to Suit Everyone - Update 25th   MAR 236                    Valid until further notice
           March 2004                                                                               25 Mar 2004
----------------------------------------------------------------------------------------------------------------
A139       Home Equity Release - A Cash Lump Sum or        MAR 726/15148         Valid until further notice Apr
           Monthly Cash Release                                                                            2004
----------------------------------------------------------------------------------------------------------------
A140       Mortgage Deals to Suit Everyone - Update 16th   MAR 693                   Valid until further notice
           April 2004                                                                               16 Apr 2004
----------------------------------------------------------------------------------------------------------------
A141       Mortgage Deals to Suit Everyone - Update 21     MAR 693                   Valid until further notice
           April 2004                                                                               21 Apr 2004
----------------------------------------------------------------------------------------------------------------
A142       I want more from you Northern Rock plc          MAR 621/15340         Valid until further notice May
                                                                                                           2004
----------------------------------------------------------------------------------------------------------------
A143       All you need to know about Mortgages Northern   MAR 235/13729             Valid until further notice
           Rock plc                                                                                  1 May 2004
----------------------------------------------------------------------------------------------------------------
A144       You've looked after your home. Now let it look  MAR 494/11889                                No date
           after you. Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A145       Mortgage deals to suit everyone                 MAR 693                                   7 May 2004
----------------------------------------------------------------------------------------------------------------
A146       Secured loans costs in black and white          MAR 4/15459               Valid until further notice
                                                                                                    12 May 2004
----------------------------------------------------------------------------------------------------------------
A147       I just want to be sure                          MAE 8/14450               Valid until further notice
                                                                                                       May 2004
----------------------------------------------------------------------------------------------------------------
A148       Mortgage costs in black and white               MAR 690/15807             Valid until further notice
                                                                                                    12 May 2004
----------------------------------------------------------------------------------------------------------------
A149       Mortgage deals to suit everyone                 MAR 693                                  12 May 2004
----------------------------------------------------------------------------------------------------------------
A150       Mortgage deals to suit everyone                 MAR 236                                   2 Jun 2004
----------------------------------------------------------------------------------------------------------------
A151       Mortgage deals to suit everyone                 MAR 694                                   2 Jun 2004
----------------------------------------------------------------------------------------------------------------
A152       I just want to be sure                          MAE 741/15511             Valid until further notice
                                                                                                       Jun 2004
----------------------------------------------------------------------------------------------------------------
A153       Secured loans costs in black and white          MAR 4/15459               Valid until further notice
                                                                                                     9 Jun 2004
----------------------------------------------------------------------------------------------------------------
A154       Mortgage costs in black and white               MAR 244/15685             Valid until further notice
                                                                                                    22 Jun 2004
----------------------------------------------------------------------------------------------------------------
A155       Secured loans with a fixed rate                 MAR 125/15573         Valid until further notice Jun
                                                                                                           2004
----------------------------------------------------------------------------------------------------------------
A156       It'll never happen to me                        MAR 742/1511                                Jun 2004
----------------------------------------------------------------------------------------------------------------
A157       Mortgage deals to suit everyone                 MAR 236                                  22 Jun 2004
----------------------------------------------------------------------------------------------------------------
A158       Mortgage costs in black and white               MAR 690/15877             Valid until further notice
                                                                                                    22 Jun 2004
----------------------------------------------------------------------------------------------------------------
A159       Mortgage deals to suit everyone                 MAR 693                                  22 Jun 2004
----------------------------------------------------------------------------------------------------------------
A160       Secured loan costs in black and white           MAR 4/15704               Valid until further notice
                                                                                                     1 Jul 2004
----------------------------------------------------------------------------------------------------------------
A161       Mortgage costs in black and white               MAR 690/15988             Valid until further notice
                                                                                                     9 Jul 2004
----------------------------------------------------------------------------------------------------------------
A162       Mortgage deals to suit everyone                 MAR 693                   Valid until further notice
                                                                                                     9 Jul 2004
----------------------------------------------------------------------------------------------------------------
A163       Mortgage deals to suit everyone - Update 16th   MAR 236                   Valid until further notice
           August 2004                                                                               9 Jul 2004
----------------------------------------------------------------------------------------------------------------


                                                         32

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
A164       Mortgage deals to suit everyone                 MAR 236                   Valid until further notice
                                                                                                     9 Jul 2004
----------------------------------------------------------------------------------------------------------------
A165       Mortgage deals to suit everyone - Update 16th   MAR 236                   Valid until further notice
           August 2004                                                                              16 Aug 2004
----------------------------------------------------------------------------------------------------------------
A166       Home Equity Release Mortgage                    MAR 726/15972         Valid until further notice Aug
                                                                                                           2004
----------------------------------------------------------------------------------------------------------------
A167       Secured loans with a fixed rate                 MAR 125/15985         Valid until further notice Aug
                                                                                                           2004
----------------------------------------------------------------------------------------------------------------
A168       Secured loans costs in black and white          MAR 4/15985               Valid until further notice
                                                                                                     1 Sep 2004
----------------------------------------------------------------------------------------------------------------
A169       Mortgage costs in black and white               MAR 244/16009              Valid until further notice
                                                                                                     1 Sep 2004
----------------------------------------------------------------------------------------------------------------
A170       Thinking of moving?                             MAR 740/14677                                No date
----------------------------------------------------------------------------------------------------------------
A171
           Mortgage Costs in Black and White (Countrywide  MAR 690/16385        Valid until further notice -
           Version).                                                           16.08.04
----------------------------------------------------------------------------------------------------------------
A172
           Mortgage Costs in Black and White.              MAR 244/16009        Valid until further notice -
                                                                                01.09.04
----------------------------------------------------------------------------------------------------------------
A173
           Mortgage Costs in Black and White.              MAR 244/16132        Valid until further notice -
                                                                                13.09.04
----------------------------------------------------------------------------------------------------------------
A174
           All you need to know about mortgages.           MAR 235/16113        Valid until further notice -
                                                                                13.09.04
----------------------------------------------------------------------------------------------------------------
A175
           Home Equity Release Mortgage: A cash sum or     MAR 726/16250        Valid until further notice -
           monthly cash release.                                                11.10.04
----------------------------------------------------------------------------------------------------------------
A176
           All you need to know about mortgages            MAR 748/15496        Valid until further notice -
                                                                                31.10.04
----------------------------------------------------------------------------------------------------------------
A177
           All you need to know about insurance.           MAR 754/15496        Valid until further notice -
                                                                                31.10.04
----------------------------------------------------------------------------------------------------------------
A178
           All you need to know about our mortgage review  MAR 728/15082        Valid until further notice -
           service.                                                             15.12.04
----------------------------------------------------------------------------------------------------------------
A179
           All you need to know about our mortgage review  MAR 728/16595        Valid until further notice -
           service.                                                             15.12.04
----------------------------------------------------------------------------------------------------------------
B          Mortgage Summary Information - Borrowers                            (i.e. given to Borrowers dealing
                                                                                   directly with Northern Rock)
----------------------------------------------------------------------------------------------------------------
B1         Update 18th September 2000                      MAR 236 18.9.2000                   From 18 Sep 2000
----------------------------------------------------------------------------------------------------------------
B2         Update 2nd October 2000                         MAR 236 2.10.2000                   From 02 Oct 2000
----------------------------------------------------------------------------------------------------------------
B3         Update 22nd November 2000                       MAR 236 22.11.2000                  From 22 Nov 2000
----------------------------------------------------------------------------------------------------------------
B4         Update 10th January 2001                        MAR 236 10.1.2001                   From 10 Jan 2001
----------------------------------------------------------------------------------------------------------------
B5         Update 1st February 2001                        MAR 236 1.2.2001                    From 01 Feb 2001
----------------------------------------------------------------------------------------------------------------
B6         Update 12th February 2001                       MAR 236 12.2.2001                   From 12 Feb 2001
----------------------------------------------------------------------------------------------------------------


                                                         33

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
B7         Update 22nd February 2001                       MAR 236 22.2.2001                   From 22 Feb 2001
----------------------------------------------------------------------------------------------------------------
B8         Update 6th April 2001                           MAR 236 6.4.2001                    From 06 Apr 2001
----------------------------------------------------------------------------------------------------------------
B9         Update 10th May 2001                            MAR 236 10.5.2001                   From 10 May 2001
----------------------------------------------------------------------------------------------------------------
B10        Update 22nd June 2001                           MAR 236 22.6.2001                   From 22 Jun 2001
----------------------------------------------------------------------------------------------------------------
B11        Update 2nd August 2001                          MAR 236 2.8.2001                    From 02 Aug 2001
----------------------------------------------------------------------------------------------------------------
B12        Update 3rd September 2001                       MAR 236 3.9.2001                    From 03 Sep 2001
----------------------------------------------------------------------------------------------------------------
B13        Update 19th September 2001                      MAR 236 19.9.2001                   From 19 Sep 2001
----------------------------------------------------------------------------------------------------------------
B14        Update 4th October 2001                         MAR 236 4.10.2001                   From 04 Oct 2001
----------------------------------------------------------------------------------------------------------------
B15        Update 5th December 2001                        MAR 236 5.12.2001                   From 05 Dec 2001
----------------------------------------------------------------------------------------------------------------
B16        Update 7th January 2002                         MAR 236 7.1.2002                    From 07 Jan 2002
----------------------------------------------------------------------------------------------------------------
B17        Update 15th January 2002                        MAR 236 15.1.2002                   From 15 Jan 2002
----------------------------------------------------------------------------------------------------------------
B18        Update 25th January 2002                        MAR 236 25.1.2002                   From 25 Jan 2002
----------------------------------------------------------------------------------------------------------------
B19        Update 9th February 2002                        MAR 236 09.2.2002                    From 9 Feb 2002
----------------------------------------------------------------------------------------------------------------
B20        Update 20th March 2002                          MAR 236 20.3.2002                   From 20 Mar 2002
----------------------------------------------------------------------------------------------------------------
B21        Update 10th May 2002                            MAR 236 10.5.2002                   From 10 May 2002
----------------------------------------------------------------------------------------------------------------
B22        Update 26th July 2002                           MAR 236 26.7.2002                   From 26 Jul 2002
----------------------------------------------------------------------------------------------------------------
B23        Update 7th August 2002                          MAR 236 07.8.2002                    From 7 Aug 2002
----------------------------------------------------------------------------------------------------------------
B24        Update 30th August 2002                         MAR 236 30.8.2002                   From 30 Aug 2002
----------------------------------------------------------------------------------------------------------------
B25        Update 21st October 2002                        MAR 236 21.10.2002                  From 21 Oct 2002
----------------------------------------------------------------------------------------------------------------
B26        Update 8th November 2002                        MAR 236 08.11.2002                   From 8 Nov 2002
----------------------------------------------------------------------------------------------------------------
B27        Update 27th November 2002                       MAR 236 27.11.2002                  From 27 Nov 2002
----------------------------------------------------------------------------------------------------------------
B28        Update 10th Jan 2003                            MAR 236 10.01.2003                  From 10 Jun 2003
----------------------------------------------------------------------------------------------------------------
B29        Update 8th Feb 2003                             MAR 236 08.02.2003                   From 8 Feb 2003
----------------------------------------------------------------------------------------------------------------
B30        Mortgages for Landlords - Update 9th September  MAR 466/14234             Valid until further notice
           2003                                                                                      9 Sep 2003
----------------------------------------------------------------------------------------------------------------

                                                         34

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
B31        Mortgages for Landlords - Update 14th October   MAR 466/14380             Valid until further notice
           2003                                                                                     14 Oct 2003
----------------------------------------------------------------------------------------------------------------
B32        Mortgages for Landlords - Update 14th October   MAR 466/14380             Valid until further notice
           2003                                                                                     14 Oct 2003
----------------------------------------------------------------------------------------------------------------
B33        Mortgages for Landlords - Update 17th November  MAR 466/14558             Valid until further notice
           2003                                                                                     17 Nov 2003
----------------------------------------------------------------------------------------------------------------
B34        Mortgages for Landlords - Update 17th December  MAR 466/14705             Valid until further notice
           2003                                                                                     17 Dec 2003
----------------------------------------------------------------------------------------------------------------
B35        Mortgages for Landlords - Update 20th           MAR 466/14788             Valid until further notice
           January 2004                                                                             20 Jan 2004
----------------------------------------------------------------------------------------------------------------
B36        Mortgages for Landlords - Update 22nd June 2004 MAR 466/15684             Valid until further notice
                                                                                                    22 Jun  2004
----------------------------------------------------------------------------------------------------------------
B37        Mortgages for Landlords - Update 9th July 2004  MAR 466/15788             Valid until further notice
                                                                                                     9 Jul 2004
----------------------------------------------------------------------------------------------------------------
B38        Mortgages for Landlords - Update 16th August    MAE 466/15974             Valid until further notice
           2004                                                                                     16 Aug 2004
----------------------------------------------------------------------------------------------------------------
B39        Update 16.08.04- Mortgage Deals to Suit         MAR 693              Valid until further notice
           Everyone (Countrywide Version)                                       16.08.04.
----------------------------------------------------------------------------------------------------------------
B40        Mortgages for Landlords - Update 13 September   MAR 466/15974        Valid until further notice
           2004                                                                 13.09.04
----------------------------------------------------------------------------------------------------------------
B41        Update 13.09.04- Mortgage Deals to Suit EveryoneMAR 236              Valid until further notice
                                                                                13.09.04.
----------------------------------------------------------------------------------------------------------------
B42        Update 23.09.04- Mortgage Deals to Suit EveryoneMAR 236              Valid until further notice
                                                                                23.09.04.
----------------------------------------------------------------------------------------------------------------
B43        Update 2010.04- Mortgage Deals to Suit Everyone MAR 236              Valid until further notice
                                                                                11.10.04.
----------------------------------------------------------------------------------------------------------------
B44        Mortgages for Landlords - Update 20 October 2004MAR 466/16295        Valid until further notice
                                                                                20.10.04
----------------------------------------------------------------------------------------------------------------
B45        Update 2010.04- Mortgage Deals to Suit Everyone MAR 236              Valid until further notice
                                                                                20.12.04.
----------------------------------------------------------------------------------------------------------------
C          Mortgage Summary Information - Brokers                              (i.e. given to Borrowers dealing
                                                                                   directly with Northern Rock)
----------------------------------------------------------------------------------------------------------------
C1         Mortgage Update                                                         Regular editions from 17 Nov
                                                                                                   1994 onwards
----------------------------------------------------------------------------------------------------------------
C2         Mortgage Update 9th December 1994               Dev 291                             From 09 Dec 1994
----------------------------------------------------------------------------------------------------------------
C3         Mortgage Update 19th December 1994              Dev 291                             From 19 Dec 1994
----------------------------------------------------------------------------------------------------------------
C4         Mortgage Update 11th January 1995               Dev 291                             From 11 Jan 1995
----------------------------------------------------------------------------------------------------------------
C5         Mortgage Update 1st February 1995               Dev 291                             From 01 Feb 1995
----------------------------------------------------------------------------------------------------------------
C6         Mortgage Update 24th March 1995                 Dev 291                             From 24 Mar 1995
----------------------------------------------------------------------------------------------------------------
C7         Mortgage Update 18th April 1995                 Dev 291                           From 18 April 1995
----------------------------------------------------------------------------------------------------------------
C8         Mortgage Update 17th May 1995                   Dev 291                             From 17 May 1995
----------------------------------------------------------------------------------------------------------------
C9         Mortgage Update 5th June 1995                   Dev 291                             From 05 Jun 1995
----------------------------------------------------------------------------------------------------------------
C10        Mortgage Update 19th June 1995                  Dev 291                             From 19 Jun 1995
----------------------------------------------------------------------------------------------------------------
C11        Mortgage Update 17th July 1995                  Dev 291                             From 17 Jul 1995
----------------------------------------------------------------------------------------------------------------
C12        Mortgage Update 1st September 1995              Dev 291                             From 01 Sep 1995
----------------------------------------------------------------------------------------------------------------
C13        Mortgage Update 4th September 1995              Dev 291                             From 04 Sep 1995
----------------------------------------------------------------------------------------------------------------
C14        Mortgage Update 16th October 1995               Dev 291                             From 16 Oct 1995
----------------------------------------------------------------------------------------------------------------
C15        Mortgage Update 30th November 1995              Dev 291                             From 30 Nov 1995
----------------------------------------------------------------------------------------------------------------


                                                         35

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
C16        Mortgage Update 13th December 1995              Dev 291                             From 13 Dec 1995
----------------------------------------------------------------------------------------------------------------
C17        Mortgage Update 3rd January 1996                Dev 291                             From 03 Jan 1996
----------------------------------------------------------------------------------------------------------------
C18        Mortgage Update 18th January 1996               Dev 291                             From 18 Jan 1996
----------------------------------------------------------------------------------------------------------------
C19        Mortgage Update 25th January 1996               Dev 291                             From 25 Jan 1996
----------------------------------------------------------------------------------------------------------------
C20        Mortgage Update 12th March 1996                 Dev 291                             From 12 Mar 1996
----------------------------------------------------------------------------------------------------------------
C21        Mortgage Update 22nd April 1996                 Dev 291                             From 22 Apr 1996
----------------------------------------------------------------------------------------------------------------
C22        Mortgage Update 10th June 1996                  Dev 291                             From 10 Jun 1996
----------------------------------------------------------------------------------------------------------------
C23        Mortgage Update 2nd September 1996              Dev 291                             From 02 Sep 1996
----------------------------------------------------------------------------------------------------------------
C24        Mortgage Update 21st October 1996               Dev 291                             From 21 Oct 1996
----------------------------------------------------------------------------------------------------------------
C25        Mortgage Update 11th November 1996              Dev 291                             From 11 Nov 1996
----------------------------------------------------------------------------------------------------------------
C26        Mortgage Update 3rd January 1997                Dev 291                             From 03 Jan 1997
----------------------------------------------------------------------------------------------------------------
C27        Mortgage Update 11th February 1997              Dev 291                             From 11 Feb 1997
----------------------------------------------------------------------------------------------------------------
C28        Guide to Mortgages                              Dev 434                             From 04 Apr 1997
----------------------------------------------------------------------------------------------------------------
C29        Mortgage Update                                 Dev 435                             From 04 Apr 1997
----------------------------------------------------------------------------------------------------------------
C30        Mortgage Update 28.5.97                         Dev 435                             From 28 May 1997
----------------------------------------------------------------------------------------------------------------
C31        Mortgage Update 9.6.97                          Dev 435                             From 09 Jun 1997
----------------------------------------------------------------------------------------------------------------
C32        Mortgage Update 25.6.97                         Dev 435                             From 25 Jun 1997
----------------------------------------------------------------------------------------------------------------
C33        Mortgage Update 11.8.97                         Dev 435                             From 11 Aug 1997
----------------------------------------------------------------------------------------------------------------
C34        Mortgage Update 3.9.97                          Dev 435                             From 03 Sep 1997
----------------------------------------------------------------------------------------------------------------
C35        Mortgage Update 17.9.97                         Dev 435                             From 17 Sep 1997
----------------------------------------------------------------------------------------------------------------
C36        Mortgage Update - Issue No 1                    MAR 35                              From 03 Nov 1997
----------------------------------------------------------------------------------------------------------------
C37        Mortgage Update - Issue No 2                    MAR 35                              From 12 Nov 1997
----------------------------------------------------------------------------------------------------------------
C38        Mortgage Update - Issue No 3                    MAR 35                              From 16 Dec 1997
----------------------------------------------------------------------------------------------------------------
C39        Mortgage Update - Issue No 5                    MAR 35                              From 29 Jan 1998
----------------------------------------------------------------------------------------------------------------
C40        Mortgage Update - Issue No 6                    MAR 35                              From 12 Feb 1998
----------------------------------------------------------------------------------------------------------------
C41        Mortgage Update - Issue No 7                    MAR 35                              From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------
C42        Mortgage Update - Issue No 8                    MAR 35                              From 06 May 1998
----------------------------------------------------------------------------------------------------------------
C43        Mortgage Update - Issue No 9                    MAR 35                              From 17 Jun 1998
----------------------------------------------------------------------------------------------------------------
C44        Mortgage Update - Issue No 9                    MAR 35                              From 01 Jul 1998
----------------------------------------------------------------------------------------------------------------
C45        Mortgage Update - Issue No 10                   MAR 35                              From 08 Aug 1998
----------------------------------------------------------------------------------------------------------------
C46        Mortgage Update - Issue No 11                   MAR 35                              From 19 Sep 1998
----------------------------------------------------------------------------------------------------------------
C47        Mortgage Update - Issue No 12                   MAR 35                              From 08 Oct 1998
----------------------------------------------------------------------------------------------------------------
C48        Mortgage Update - Issue No 13                   MAR 35                              From 05 Nov 1998
----------------------------------------------------------------------------------------------------------------
C49        Mortgage Update - Issue No 14                   MAR 35                              From 07 Dec 1998
----------------------------------------------------------------------------------------------------------------
C50        Mortgage Update - Issue No 15                   MAR 35                              From 22 Jan 1999
----------------------------------------------------------------------------------------------------------------
C51        Mortgage Update - Issue No 16                   MAR 35                              From 04 Feb 1999
----------------------------------------------------------------------------------------------------------------
C52        Mortgage Update - Issue No 17                   MAR 35                              From 06 Mar 1999
----------------------------------------------------------------------------------------------------------------
C53        Mortgage Update - Issue No 18                   MAR 35                              From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
C54        Mortgage Update - Issue No 19                   MAR 35                              From 16 Jun 1999
----------------------------------------------------------------------------------------------------------------
C55        Mortgage Update - Issue No 20                   MAR 35                              From 28 Jul 1999
----------------------------------------------------------------------------------------------------------------
C56        Mortgage Update - Issue No 21                   MAR 35                              From 26 Aug 1999
----------------------------------------------------------------------------------------------------------------
C57        Together Flexible - Total Flexibility in One
           Loan
----------------------------------------------------------------------------------------------------------------


                                                         36

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
C58        Mortgage Update - Issue No 22                   MAR 35                              From 09 Sep 1999
----------------------------------------------------------------------------------------------------------------
C59        Mortgage Update - Issue No 23                   MAR 35                              From 29 Sep 1999
----------------------------------------------------------------------------------------------------------------
C60        Mortgage Update - Issue No 24                   MAR 35                              From 09 Nov 1999
----------------------------------------------------------------------------------------------------------------
C61        Mortgage Update - Issue No 25                   MAR 35                              From 01 Dec 1999
----------------------------------------------------------------------------------------------------------------
C62        Mortgage Update - Issue No 26                   MAR 35                              From 04 Jan 2000
----------------------------------------------------------------------------------------------------------------
C63        Mortgage Update - Issue No 27                   MAR 35                              From 17 Jan 2000
----------------------------------------------------------------------------------------------------------------
C64        Mortgage Update - Issue No 28                   MAR 35                              From 10 Mar 2000
----------------------------------------------------------------------------------------------------------------
C65        Mortgage Update - Issue No 29                   MAR 35                              From 27 Apr 2000
---------------------------------------------------------------------------------------------------------------
C66        Mortgage Update - Issue No 30                   MAR 35                              From 07 Jun 2000
----------------------------------------------------------------------------------------------------------------
C67        Mortgage Update - Issue No 31                   MAR 35                              From 28 Jun 2000
----------------------------------------------------------------------------------------------------------------
C68        Mortgage Update - Issue No 32                   MAR 35                              From 04 Aug 2000
----------------------------------------------------------------------------------------------------------------
C69        Mortgage Update - Issue No 33                                                       From 18 Sep 2000
----------------------------------------------------------------------------------------------------------------
C70        Mortgage Update - Issue No 34                                                       From 02 Oct 2000
----------------------------------------------------------------------------------------------------------------
C71        Mortgage Update - Issue No 47                   MAR035                              From 08 Nov 2001
----------------------------------------------------------------------------------------------------------------
C72        Mortgage Update - Issue No 48                   MAR035                              From 05 Dec 2001
----------------------------------------------------------------------------------------------------------------
C73        Mortgage Update - Issue No 49                   MAR035                              From 07 Jan 2002
----------------------------------------------------------------------------------------------------------------
C74        Mortgage Update - Issue No 49                   MAR035                              From 16 Jan 2002
----------------------------------------------------------------------------------------------------------------
C75        Mortgage Update - Insert to be used in          MAR035                              From 16 Jan 2002
           conjunction with Issue No 49
----------------------------------------------------------------------------------------------------------------
C76        Mortgage Update - Insert to be used in          MAR035                              From 16 Jan 2002
           conjunction with Issue No 49
----------------------------------------------------------------------------------------------------------------
C77        Mortgage Update - Issue No 50                   MAR035                              From 23 Mar 2002
----------------------------------------------------------------------------------------------------------------
C78        Mortgage Update - Issue No 51                   MAR035                              From 10 May 2002
----------------------------------------------------------------------------------------------------------------
C79        Mortgage Update - dated 10 May 2002
----------------------------------------------------------------------------------------------------------------
C80        Mortgage Update - Issue No 52                   MAR035                              From 26 Jul 2002
----------------------------------------------------------------------------------------------------------------
C81        Mortgage Update - Issue No 53                   MAR035                               From 7 Aug 2002
----------------------------------------------------------------------------------------------------------------
C82        Mortgage Update - Issue No 54                   MAR035                              From 30 Aug 2002
----------------------------------------------------------------------------------------------------------------
C83        Mortgage Update - Issue No 55                   MAR035                               From 4 Sep 2002
----------------------------------------------------------------------------------------------------------------
C84        Mortgage Update - Issue No 56                   MAR035                               From 8 Oct 2002
----------------------------------------------------------------------------------------------------------------
C85        Mortgage Update - Issue No 57                   MAR035                              From 21 Oct 2002
----------------------------------------------------------------------------------------------------------------
C86        Mortgage Update - Issue No 58                   MAR035                               From 8 Nov 2002
----------------------------------------------------------------------------------------------------------------
C87        Mortgage Update - Issue No 59                   MAR035                              From 27 Nov 2002
----------------------------------------------------------------------------------------------------------------
C88        Intermediaries - Mortgage Product Update -      MAR035                              From 10 Jun 2003
           Issue No 1
----------------------------------------------------------------------------------------------------------------
C89        Intermediaries - Mortgage Product Update -      MAR035                               From 8 Mar 2003
           Issue No 2
----------------------------------------------------------------------------------------------------------------
C90        Intermediaries - Mortgage Product Update -      MAR035                               Valid 24.2.2003
           Issue No. 3
----------------------------------------------------------------------------------------------------------------
C91        Intermediaries - Mortgage Product Update -      MAR035                                Valid 1.4.2003
           Issue No. 4
----------------------------------------------------------------------------------------------------------------
C92        Intermediaries - Mortgage Product Update -      MAR035                                      May 2003
           Issue No. 5
----------------------------------------------------------------------------------------------------------------
C93        Intermediaries - Mortgage Product Update -      MAR035                               Valid 18.6.2003
           Issue No. 6
----------------------------------------------------------------------------------------------------------------


                                                         37

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
C94        Intermediaries - Mortgage Product Update -      MAR035/14374                       Valid 14 Oct 2003
           Issue No. 11
----------------------------------------------------------------------------------------------------------------
C95        Intermediaries - Mortgage Product Update -      MAR709/14401                       Valid 17 Nov 2003
           Issue No. 12
----------------------------------------------------------------------------------------------------------------
C96        Intermediaries - Mortgage Product Update -      MAR035/14686                       Valid 17 Dec 2003
           Issue No. 13
----------------------------------------------------------------------------------------------------------------
C97        Intermediaries - Mortgage Product Update -      MAR035/14787                       Valid 20 Jan 2004
           Issue No. 14
----------------------------------------------------------------------------------------------------------------
C98        Intermediaries - Mortgage Product Update -      MAR035/14918                       Valid 16 Feb 2004
           Issue No. 15
----------------------------------------------------------------------------------------------------------------
C99        Intermediaries - Mortgage Product Update -      MAR035/15107                        Valid 9 Mar 2004
           Issue No. 16
----------------------------------------------------------------------------------------------------------------
C100       Intermediaries - Mortgage Product Update -      MAR035/15162                       Valid 25 Mar 2004
           Issue No. 17
----------------------------------------------------------------------------------------------------------------
C101       Intermediaries - Mortgage Product Update -      MAR035/15336                       Valid 28 Apr 2004
           Issue No. 18
----------------------------------------------------------------------------------------------------------------
C102       Intermediaries - Mortgage Product Update -      MAR 035/15526                       Valid 2 Jun 2004
           Issue No. 20
----------------------------------------------------------------------------------------------------------------
C103       Intermediaries - Mortgage Product Update -      MAR 035/15654                      Valid 18 Jun 2004
           Issue No. 21
----------------------------------------------------------------------------------------------------------------
C104       Intermediaries - Mortgage Product Update -      MAR 035/15771                       Valid 9 Jul 2004
           Issue No. 22
----------------------------------------------------------------------------------------------------------------
C105       Intermediaries - Home Release Mortgage Product  MAR 746/15742                      Valid 15 Jul 2004
           Update - Issue No. 1
----------------------------------------------------------------------------------------------------------------
C106       Intermediaries - Mortgage Product Update -      MAR 035/15939                      Valid 16 Aug 2004
           Issue No. 23
----------------------------------------------------------------------------------------------------------------
C107       Intermediaries - Mortgage Product Update -      MAR 035/16064                       Valid 13.09.2004
           Issue No. 24
----------------------------------------------------------------------------------------------------------------
C108       Intermediaries - Mortgage Product Update -      MAR 035/16238                       Valid 11.10.2004
           Issue No. 25
----------------------------------------------------------------------------------------------------------------
C109       Intermediaries - Mortgage Product Update -      MAR 035/16268                       Valid 19.10.2004
           Issue No. 26
----------------------------------------------------------------------------------------------------------------
C110       Intermediaries - Mortgage Product Update -      MAR 035/16287                       Valid 15.11.2004
           Issue No. 27
----------------------------------------------------------------------------------------------------------------
C111       Intermediaries - Mortgage Product Update -      MAR 035/16542                       Valid 15.12.2004
           Issue No. 28
----------------------------------------------------------------------------------------------------------------
C112       Intermediaries Exclusive                        No Ref.                                     06.10.04
----------------------------------------------------------------------------------------------------------------
C113       Intermediaries - Home Equity Release Mortgage   MAR746/15940                          Valid 16.08.04
           Product Update - Issue No. 2
----------------------------------------------------------------------------------------------------------------
C114       Intermediaries - Home Equity Release Mortgage   MAR746/16066                          Valid 13.09.04
           Product Update - Issue No. 3
----------------------------------------------------------------------------------------------------------------
C115       Intermediaries - Home Equity Release Mortgage   MAR746/16244                          Valid 11.10.04
           Product Update - Issue No. 4
----------------------------------------------------------------------------------------------------------------
C116       Intermediaries - Home Equity Release Mortgage   MAR746/16288                          Valid 15.11.04
           Product Update - Issue No. 5
----------------------------------------------------------------------------------------------------------------
D          Mortgage Advice - Borrowers                                         (i.e. given to Borrowers dealing
                                                                                   directly with Northern Rock)
----------------------------------------------------------------------------------------------------------------
D1         Mortgage Product Advice and Recommendation      Valid September                        From Sep 2000
                                                           2000
----------------------------------------------------------------------------------------------------------------
E          Offers of Advance
----------------------------------------------------------------------------------------------------------------


                                                         38

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
E1         Offer of Advance                                ADV6F/0396                             From Mar 1996
           (with General Conditions on reverse)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
E2         Offer of Advance                                ADV6B/0300                             From Mar 2000
           (with General Conditions on reverse)                                 In triplicate - white, blue and
           Northern Rock plc                                                                      green copies.
----------------------------------------------------------------------------------------------------------------
E3         Revised Offer of Loan [Northern Rock copy]                                   From Jul 2001 - used in
           Northern Rock plc                                                           conjunction with General
                                                                                  Conditions introduced on same
                                                                              date - Most of the content of the
                                                                                    document is variable and is
                                                                                         specific to individual
                                                                                    customers/mortgage products
----------------------------------------------------------------------------------------------------------------
F          General Conditions (used on reverse of Offer of
           Advance)
----------------------------------------------------------------------------------------------------------------
F1         General Conditions                              [ADV6/1094]                From Oct 1994 to Jun 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
F2         General Conditions                              ADV6/0695                  From Jun 1995 to Jul 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
F3         General Conditions                              ADV6/0795                  From Jul 1995 to Jan 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
F4         General Conditions                              ADV6/0196                  From Jan 1996 to Dec 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
F5         General Conditions                              ADV6/1296                         From Dec 1996 to ?
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
F6         General Conditions                              ADV6B/1296                 From Dec 1996 to Oct 1997
           Northern Rock Building Society                                       [Offer of Advance ADV6F/0396 on
                                                                                                   the reverse]
----------------------------------------------------------------------------------------------------------------
F7         General Conditions                              ADV6B/1097                 From Oct 1997 to Dec 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F8         General Conditions                              ADV6B/1297                 From Dec 1997 to Jan 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F9         General Conditions                              ADV6B/0198                 From Jan 1998 to Jun 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F10        General Conditions                              ADV6B/0698                  From Jun1998 to Jan 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F11        General Conditions                              ADV6B/0199                 From Jan 1999 to Sep 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F12        General Conditions                              ADV6B/0999                 From Sep 1999 to Mar 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F13        General Conditions                              ADV6B/0300                             From Mar 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F14        Terms and Conditions - Applicant Copy           OBA1/0900 on cover                     From Sep 2000
           Northern Rock plc                               OBA2/0900 on
                                                           reverse
----------------------------------------------------------------------------------------------------------------
F15        Terms and Conditions - Solicitor Copy           OBS1/0900 on cover                     From Sep 2000
           Northern Rock plc                               OBS2/0900 on
                                                           reverse
----------------------------------------------------------------------------------------------------------------


                                                         39

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
F16        Terms and Conditions - Applicant Copy           OBA1/0101 on cover                     From Jan 2001
           Northern Rock plc                               OBA2/0101 on
                                                           reverse
----------------------------------------------------------------------------------------------------------------
F17        Terms and Conditions - Solicitor Copy           OBA1/0101 on cover                     From Jan 2001
           Northern Rock plc                               OBA2/0101 on
                                                           reverse
----------------------------------------------------------------------------------------------------------------
F18        General Conditions                              ADV282/ July 2001                      From Jul 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F19        Product Transfer - General Conditions           SB/T&C/FLEX/05/02                      From May 2002
           (Flexible) Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F20        General Conditions [English and Scottish]       ADV6/0695                                   Jun 1995
----------------------------------------------------------------------------------------------------------------
F21        General Conditions [English and Scottish]       ADV6/0795                                   Jul 1995
----------------------------------------------------------------------------------------------------------------
F22        General Conditions [English and Scottish]       ADV6/0196                                   Jan 1996
----------------------------------------------------------------------------------------------------------------
F23        General Conditions [English and Scottish]       ADV6/1296                                   Dec 1996
----------------------------------------------------------------------------------------------------------------
F24        General Conditions [English and Scottish]       ADV6/1097                                   Oct 1997
----------------------------------------------------------------------------------------------------------------
F25        General Conditions [English and Scottish]       ADVB6/1297                                  Dec 1997
----------------------------------------------------------------------------------------------------------------
F26        General Conditions [English and Scottish]       ADV6B/1297                                  Dec 1997
----------------------------------------------------------------------------------------------------------------
F27        General Conditions [English and Scottish]       ADV6B/0198                                  Jan 1998
----------------------------------------------------------------------------------------------------------------
F28        General Conditions [English and Scottish]       ADV6B/0698                                  Jun 1996
----------------------------------------------------------------------------------------------------------------
F29        General Conditions [English and Scottish]       ADV6B/0199                                  Jan 1999
----------------------------------------------------------------------------------------------------------------
F30        General Conditions [English and Scottish]       ADV6/0699                                   Jun 1999
----------------------------------------------------------------------------------------------------------------
F31        General Conditions [English and Scottish]       ADV6/0300                                   Mar 2000
----------------------------------------------------------------------------------------------------------------
F32        Terms and Conditions [English and Scottish]     OBA1/0900                                   Sep 2000
----------------------------------------------------------------------------------------------------------------
F33        Terms and Conditions [English and Scottish]     OBA1/0900                                   Sep 2000
----------------------------------------------------------------------------------------------------------------
F34        Terms and Conditions [English and Scottish]     OBA1/0101                                   Jan 2001
----------------------------------------------------------------------------------------------------------------
G          Mortgage Conditions/Building Society Rules
----------------------------------------------------------------------------------------------------------------
G1         Rules of Northern Rock Building Society         GEN 128/1.94                        From 28 Apr 1992
----------------------------------------------------------------------------------------------------------------
G2         Mortgage Conditions 1995                        ADV72 06/95                            From Jun 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
G3         Mortgage Conditions 1997                        ADV 72 08/97                           From Aug 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
G4         Mortgage Conditions 2001                        ADV 276 07/2001                        From Oct 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
G5         Mortgage Offer General Conditions               ADV282/0701                                 Jul 2001
            [English and Scottish]
----------------------------------------------------------------------------------------------------------------
G6         Mortgage Offer General Conditions               ADV282/0701                                 Jul 2001
            [English and Scottish]
----------------------------------------------------------------------------------------------------------------
H          Occupiers Undertakings
----------------------------------------------------------------------------------------------------------------
H1         Agreement and Undertaking                       scjh0404/stand                                     ?
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
H2         Agreement and Undertaking                       (LIF)LIFE30                            From Aug 1997
           Northern Rock
----------------------------------------------------------------------------------------------------------------
H3         Agreement and Undertaking                       st/peps                                From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                                        40

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
H4         Agreement and Undertaking                       JAGO3/0500                             From May 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
H5         Agreement and Undertaking                       UNDERTAKE June                         From Jun 2000
           Northern Rock plc                               2000
----------------------------------------------------------------------------------------------------------------
I          Miscellaneous Mortgage Documentation
----------------------------------------------------------------------------------------------------------------
I1         Mortgage of Life Policy                         SEC 16 /02.94                          From Feb 1994
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
I2         Mortgage of Life Policy                         SEC 16 /06.95                          From Jun 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
I3         Valuations and Surveys - hard to beat           DEV 125                             From 19 Jun 1995
           Northern Rock Building Society                  19.6.1995
----------------------------------------------------------------------------------------------------------------
I4         Valuations and Surveys - hard to beat           DEV 125                             From 14 Aug 1995
           Northern Rock Building Society                  14.8.1995
----------------------------------------------------------------------------------------------------------------
I5         Guarantors Confirmation (Existing Borrowers)    ADV 266.7/97                           From Jul 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
I6         Mortgage of Life Policy                         SEC 16T /10.97                         From Oct 1997
           Northern Rock Building Society/Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I7         Mortgage of Life Policy                         SEC 16 /10.97                          From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I8         Guarantors Confirmation (Existing Borrowers)    ADV 266.10/97                          From Oct 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
I9         Application for Transfer of Ownership of a      MA 31/10.97                            From Oct 1997
           Mortgaged Property
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I10        Notice of Assignment of Life Policy             ADV 29 /11.99                          From Nov 1999
----------------------------------------------------------------------------------------------------------------
I11        Individual Savers Account (ISA) Policy          JAGO2/0500                             From May 2000
           Arrangements form
----------------------------------------------------------------------------------------------------------------
I12        Application for Transfer of Ownership of a      MA 31/Feb.01                           From Feb 2001
           Mortgaged Property
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I13        Deed of Guarantee                               SOL013 / July 2001                     From Jul 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I14        Guarantors Confirmation                         NRDGC 05/02            From May 2002 - This document
           Northern Rock plc                                                      is only used by Northern Rock
                                                                                                         Direct
----------------------------------------------------------------------------------------------------------------
I15        Guarantors Confirmation                         ADV 265.10/97                          From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I16        Guarantors Confirmation                         ADV 265.06/00                          From Jun 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I17        Confirmation of Identity                        GASelfCert - Aug                       From Aug 2003
           Northern Rock plc                               2003
----------------------------------------------------------------------------------------------------------------
I18        Release and Re-assignment of Life Policy        SEC 51/10.97                              1 Oct 1997
----------------------------------------------------------------------------------------------------------------
I19        Valuations and Surveys Northern Rock plc        MAR 6/14054               Valid until further notice
                                                                                                          8 Mar
----------------------------------------------------------------------------------------------------------------
I20        Staff Mortgage Enquiry Form, Northern Rock plc  ADV 50 10/97                                 Undated
----------------------------------------------------------------------------------------------------------------
I21        Confirmation of Identity and Affordability                                                  Oct 2004
----------------------------------------------------------------------------------------------------------------


                                                         41

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
J          Mortgage Origination and Completion -
           Solicitors/Other Third Party Documentation
----------------------------------------------------------------------------------------------------------------
J1         Valuations and Surveys - Helping you ensure     DEV 125                              From 1 Oct 1992
           your home is a solid investment                 01.10.1992
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J2         Report on Title and Funds Request (including    MA55 01/94                             From Jan 1994
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J3         Report on Title and Funds Request (including    MA55 /04.96                            From Apr 1996
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J4         Changes of Ownership in Mortgaged Property -    ADV 54 /05.96                          From May 1996
           Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J5         Report on Title and Funds Request (including    MA55 /01.97                            From Jan 1997
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J6         Changes of Ownership in Mortgaged Property -    ADV 54 02.97                           From Feb 1997
           Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J7         Changes of Ownership in Mortgaged Property -    ADV 54 07.97                           From Jul 1997
           Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J8         Report on Title and Funds Request (including    MA55 /10.97                            From Oct 1997
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J9         Changes of Ownership in Mortgaged Property -    ADV 54 10.97                           From Oct 1997
           Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J10        Valuations and Surveys - hard to beat           MAR 6                                From 1 Oct 1997
           Northern Rock plc                               1.10.1997
----------------------------------------------------------------------------------------------------------------
J11        Report and Valuation for Mortgages Purposes on  ADV 155 10.97                          From Oct 1997
           behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J12        Report and Valuation for Mortgages Purposes on  ADV 179 10.97                          From Oct 1997
           behalf of Northern Rock plc - Sheet 2
----------------------------------------------------------------------------------------------------------------
J13        Report and Valuation for Mortgages Purposes on  ADV 267 10.97                          From Oct 1997
           behalf of Northern Rock plc - Sheet 2 in
           respect of loans exceeding (GBP)150,000
----------------------------------------------------------------------------------------------------------------
J14        Report and Valuation for Mortgages Purposes on  ADV 7a 10.97                           From Oct 1997
           behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J15        Reinspection Report                             ADV 76 10.97                           From Oct 1997
           Northern Rock plc (2 versions)
----------------------------------------------------------------------------------------------------------------
J16        Additional Advance Valuation Report             ADV 127B 10.97                         From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J17        Report and Valuation for Mortgages Purposes on  ADV 155 12.98                          From Dec 1998
           behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                                         42

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
J18        Part 2 Instructions (in relation to the CML                          Offers of Advance issued from 01
           Lenders' Handbook for England & Wales)                                                    Jun 2000[?]
----------------------------------------------------------------------------------------------------------------
J19        Certificate of Title                            JAGO4/0700                             From Jul 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J20        Certificate of Title                            COT/0700                               From Jul 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J21        Part 2 Instructions (in relation to the CML                            Offers of Advance issued from
           Lenders' Handbook for England & Wales)                                            late Summer 2000[?]
----------------------------------------------------------------------------------------------------------------
J22        Deeds Dematerialisation [Notice to solicitors]                                      [From Apr 2000?]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J23        Valuations and Surveys - Property               MAR 6/10550                            From Oct 2000
           Northern Rock plc                               Oct 2000
----------------------------------------------------------------------------------------------------------------
J24        Changes of Ownership in Mortgaged Property -    ADV 54 11/00                           From Nov 2000
           Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J25        Certificate of Title (including Drawdown Loan   COT/0502                               From May 2002
           Certificate)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J26        Valuations and Surveys - Property               MAR 6/12661                            From May 2002
           Northern Rock plc                               May 2002
----------------------------------------------------------------------------------------------------------------
J27        Report and Valuation for Mortgages Purposes on  AL/SAS/267/                            From Sep 2002
           behalf of Northern Rock plc - Sheet 2 in        (500+) 09.02
           respect of loans exceeding (GBP)1,000,000
----------------------------------------------------------------------------------------------------------------
J28        Certificates of Title                           COT/1102                               From Nov 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J29        Report and Valuation for Mortgage Purposes on   ADV 155/07.03                          From Jul 2003
           behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J30        Certificate of Title (Rapid Remortgages Only)                                            18 Jun 2003
----------------------------------------------------------------------------------------------------------------
J31        Form giving Certificate of Title (Rapid                                                  18 Jun 2003
           Remortgages-Multicases only)
----------------------------------------------------------------------------------------------------------------
J32        Funds Release (Certificate of Title) for Rapid  N/A                                      18 Jun 2001
           Remortgages with Multiple Clients

           [English And Scottish]
----------------------------------------------------------------------------------------------------------------
J33        Part 2 - Name of Mortgage Lender (CML Mortgage  N/A                                       1 Oct 2002
           Lender's Handbook for England and Wales)
----------------------------------------------------------------------------------------------------------------
J34        Part 2 - Name of Mortgage Lender (CML Mortgage  N/A                                       1 Nov 2002
           Lender's Handbook for England and Wales)
----------------------------------------------------------------------------------------------------------------
J35        Part 2 - Name of Mortgage Lender (CML Mortgage  N/A                                      13 Oct 2003
           Lender's Handbook for England and Wales)
----------------------------------------------------------------------------------------------------------------
J36        Agreement between Northern Rock and The Motley  N/A                                       5 Nov 2003
           Fool re. Media Service (Advertising)
----------------------------------------------------------------------------------------------------------------
J37        Memo from D. Maughan to C Jobe re. Unsecured    N/A                                      13 Nov 2003
           Business - Third Party Contracts (The Motley
           Fool)
----------------------------------------------------------------------------------------------------------------
J38        Letter from Mortgage Next to Northern Rock re.  28 Aug 2003
----------------------------------------------------------------------------------------------------------------


                                                         43

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
J39        Procuration Fee Approval Form in relation to    26 Nov 2003
           Moneyextra
----------------------------------------------------------------------------------------------------------------
J40        Procuration Fee Approval Form in relation to    27 Nov 2003
           Traditional Intermediaries
----------------------------------------------------------------------------------------------------------------
J41        Northern Rock Intermediary Registration Form    N/A                                              N/A
----------------------------------------------------------------------------------------------------------------
J42        Northern Rock Standard Form Intermediary        N/A                                              N/A
----------------------------------------------------------------------------------------------------------------
J43        Certificate of Title                            LEG023 24.03.05                          24 Mar 2005
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J44        Certificate of Title                            Ppub11 5.5.05                             5 May 2005
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J45        Certificate of Title (Scotland)                 Ppub16 5.5.05                             5 May 2005
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J46        Part 2 Instructions (in relation to the CML     N/A                                       6 May 2005
           Lenders' Handbook for England & Wales)
----------------------------------------------------------------------------------------------------------------
J47        Part 2 Instructions (in relation to the CML     N/A                                       6 May 2005
           Lenders' Handbook for Northern Ireland)
----------------------------------------------------------------------------------------------------------------
K          Completion Documentation
----------------------------------------------------------------------------------------------------------------
K1         Schedule of Documents of Title                  SEC 28/11.94                           From Nov 1994
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
K2         Schedule of Documents of Title                  SEC 28/01.96                           From Jan 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
K3         Schedule of Documents of Title                  SEC28 /10.97                           From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K4         Schedule of Documents of Title                  JAGO1/0500                             From May 2000
           Northern Rock plc                               JAGO1B/0500
----------------------------------------------------------------------------------------------------------------
K5         Deeds Schedule                                  SODT/0201                              From Feb 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K6         Completion Advice                               A146F -                 Completions advices are in a
           Northern Rock plc                               representative          flexible format - content is
                                                           sample                       variable depending upon
                                                                              circumstances of loan and product
                                                                                 applied for.  Permutations are
                                                                                  vast and it is impractical to
                                                                                    maintain an archive of each
                                                                                                      scenario.
----------------------------------------------------------------------------------------------------------------
K7         Additional Advance Cheque Request               ADV 133 01/94                          From Jan 1994
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
K8         Re-Advance/Further Advance Receipt              SEC 37 /10.97                          From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K9         Additional Advance Funds Request                ADV 271 /10.97                         From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K10        Additional Advance Funds Request                ADV 271 1/98                           From Jan 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K11        Additional Advance Funds Request                AAFR/0802                              From Aug 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K12        Additional Advance Funds Request
----------------------------------------------------------------------------------------------------------------
K13        Certificate of Title                            COT/0804
----------------------------------------------------------------------------------------------------------------

                                                         44

                                  Part 2 Documents Used Only in the Origination of
                      Standard Fixed Rate, Standard Variable Rate, Cashback, Capped, Tracker,
                               CAT Standard, Discount and Discount for Life Mortgages

----------------------------------------------------------------------------------------------------------------

SABW       Document                                         Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------
L          Mortgage Application Forms - General
----------------------------------------------------------------------------------------------------------------
L1         Mortgage Application Form                       ADV 4. 05/95         From May 1995 to Mar 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
L2         Mortgage Application Form                       ADV 4. 03/96         From Mar 1996 to Jul 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
L3         Mortgage Application Form                       ADV 4. 07/97         From Jul 1997 to Oct 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
L4         Mortgage Application Form                       ADV 4. 10/97         From Oct 1997 to Dec 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L5         Mortgage Application Form                       ADV 4. 12/97         From Dec 1997 to Mar 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L6         Mortgage Application Form                       ADV 4 DRTV 3/98      From Mar 1998 to Apr 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L7         Mortgage Application Form                       ADV 4. 4/98          From Apr 1998 to Jan 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L8         Mortgage Application Form                       ADV 4. 1/99          From Jan 1999 to Feb 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L9         Mortgage Application Form                       ADV 4. 2/00          From Feb 2000 to Jun 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L10        Mortgage Application Form                       ADV 4. 6/00          From Jun 2000 to Dec 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L11        Mortgage Application Form                       ADV4. 12/00          From Dec 2000 to Jan 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L12        Mortgage Application Form                       ADV4. 01/01          From Jan 2001 to May 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L13        Mortgage Application Form                       ADV4. 05/01          From May 2001 to Sep 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L14        Mortgage Application Form                       ADV4. 09/01          From Sep 2001 to Oct 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L15        Mortgage Application Form                       ADV4. 10/01          From Oct 2001 to Aug 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L16        NB From this point onwards the Mortgage
           Application Forms appear to also be used for
           the Together/Together Connections products.
----------------------------------------------------------------------------------------------------------------
L17        Mortgage Application Form                       ADV4. 08.02          From Aug 2002 to Oct 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L18        Mortgage Application Form                       ADV4. 10.02          From Oct 2002 to Feb 2003
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L19        Your Personal Quotation and Transfer            19 Sep 2002         (Sample re Mr and Mrs Kapke)
           Declaration for a Flexible Fixed Rate
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L20        Your Personal Quotation and Transfer            19 Sep 2002         (Sample re Mr Mcparland and Miss
           Declaration for a Together Mortgage                                  Davis)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                                        45

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
L21        Mortgage Application Form                       ADV4.02.03           From Feb 2003 to
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L22        Mortgage Application Form [English and          ADV4. 04.03                                Apr 2003
           Scottish]
----------------------------------------------------------------------------------------------------------------
L23        Mortgage Application Form Northern Rock plc     ADV4.3.04                             From Mar 2004
----------------------------------------------------------------------------------------------------------------
L23        Change of Parties Application Form              MAR 757              31.10.04
----------------------------------------------------------------------------------------------------------------
L24        Mortgage Application Form                       LEG 15               31.10.04
----------------------------------------------------------------------------------------------------------------
M          Mortgage Application Forms - Northern Rock
           Direct
----------------------------------------------------------------------------------------------------------------
M1         Your Direct Mortgage Application Form           Dev 439 4/97         From Apr 1997 to Oct 1997
           Northern Rock Direct/Northern Rock Building
           Society
----------------------------------------------------------------------------------------------------------------
M2         Your Direct Mortgage Application Form           MAR 17b 1.10.97      From Oct 1997 to Dec 1997
           Northern Rock Direct/Northern Rock plc
----------------------------------------------------------------------------------------------------------------
M3         Your Direct Mortgage Application Form           MAR 17b 15.12.97     From Dec 1997 to May 1998
           Northern Rock Direct/Northern Rock plc
----------------------------------------------------------------------------------------------------------------
M4         Your Direct Mortgage Application Form           MAR 124 31 May       From May 1998 to ?
           Northern Rock Direct/Northern Rock plc          1998
----------------------------------------------------------------------------------------------------------------
M5         Home Equity Release Mortgage Application Form   MAR 327/560          Jul 2004
----------------------------------------------------------------------------------------------------------------
N          Application Forms - Specialist
----------------------------------------------------------------------------------------------------------------
N1         Secured Personal Loan Application Form          ADV 31. 1/99         From Jan 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
N2         Secured Personal Loan Application Form          ADV031 (8.5.2000)    From May 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
N3         Secured Personal Loan Application Form          ADV031               From Oct 2001
           Northern Rock plc                               (22.10.2001)
----------------------------------------------------------------------------------------------------------------
N4         Secured Personal Loan Application Form          ADV031               From Aug 2002
           Northern Rock plc                               (01.8.2002)
----------------------------------------------------------------------------------------------------------------
O          Special Conditions for Fixed Rate Mortgages
           (used with Offer of Advance)
----------------------------------------------------------------------------------------------------------------
O1         5 year Fixed Rate Mortgage                      AY                   From 15 Jul 1997
----------------------------------------------------------------------------------------------------------------
O2         5 year Fixed Rate Mortgage                      BA                   From 26 Jun 1997
----------------------------------------------------------------------------------------------------------------
O3         5 year Fixed Rate Mortgage                      BH                   From 03 Sep 1997
----------------------------------------------------------------------------------------------------------------
O4         5 year Fixed Rate Mortgage                      BQ                   From 17 Sep 1997
----------------------------------------------------------------------------------------------------------------
O5         5 year Fixed Rate Mortgage                      BS                   From 01 Jan 1997
                                                                                [Query date - should be Nov?]
----------------------------------------------------------------------------------------------------------------
O6         5 year Fixed Rate Mortgage                      BT                   From 01 Nov 1997
                                                                                [Other dates?]
----------------------------------------------------------------------------------------------------------------
O7         5 year Fixed Rate Mortgage                      CF                   From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------
O8         5 year Fixed Rate Mortgage                      CJ                   From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------
O9         5 year Fixed Rate Mortgage                      CK                   From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------
O10        5 year Fixed Rate Mortgage                      CM                   From 06 May 1998
----------------------------------------------------------------------------------------------------------------
O11        5 year Fixed Rate Mortgage                      CP                   From 17 Jun 1998
----------------------------------------------------------------------------------------------------------------
O12        5 year Fixed Rate Mortgage                       CU                  From 01 Jul 1998
----------------------------------------------------------------------------------------------------------------


                                                        46

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
---------------------------------------------------------------------------------------------------------------
O13        5 year Fixed Rate Mortgage                      CZ                   From 08 Aug 1998
----------------------------------------------------------------------------------------------------------------
O14        5 year Fixed Rate Mortgage                      EA                   From 08 Aug 1998
----------------------------------------------------------------------------------------------------------------
O15        5 year Fixed Rate Mortgage                      EU                   From 22 Jan 1999
----------------------------------------------------------------------------------------------------------------
O16        5 year Fixed Rate Mortgage                      FD
----------------------------------------------------------------------------------------------------------------
O17        5 year Fixed Rate Mortgage                      FL                   From 13 Mar 1999
----------------------------------------------------------------------------------------------------------------
O18        5 year Fixed Rate Mortgage                      FM                   From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
O19        5 year Fixed Rate Mortgage                      FN                   From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
O20        5 year Fixed Rate Mortgage                      FP                   From 23 Apr 1999
----------------------------------------------------------------------------------------------------------------
O21        5 year Fixed Rate Mortgage                      KZ                   From 29 Nov 1999
----------------------------------------------------------------------------------------------------------------
O22        2 year Fixed Rate Mortgage                                           From 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
O23        10 year Fixed Rate Mortgage                                          from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
O24        15 year Fixed Rate Mortgage                                          from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
O25        Guaranteed Repayment Mortgage 10 year Fixed Rate                     from 9 Jan 2003
           Mortgage
----------------------------------------------------------------------------------------------------------------
O26        Guaranteed Repayment Mortgage 15 year Fixed Rate                     from 9 Jan 2003
           Mortgage
----------------------------------------------------------------------------------------------------------------
O27        Help with Costs Special Condition Wording - for
           Guaranteed Repayment Mortgage 10 year Fixed Rate
           Mortgage (2 versions)
----------------------------------------------------------------------------------------------------------------
O28        Help with Costs Special Condition Wording - for
           Guaranteed Repayment Mortgage 15 year Fixed Rate
           Mortgage (2 versions)
----------------------------------------------------------------------------------------------------------------
O29        Help with Costs Special Condition Wording - for
           10 year Fixed Rate (2 versions)
----------------------------------------------------------------------------------------------------------------
O30        Help with Costs Special Condition Wording - for
           15 year Fixed Rate (2 versions)
----------------------------------------------------------------------------------------------------------------
P          Special Conditions for Variable Rate Mortgages
           (used with Offer of Advance)
----------------------------------------------------------------------------------------------------------------
P1         Variable Rate Mortgage - Cashback               6B                   From 30 Nov 1995
----------------------------------------------------------------------------------------------------------------
P2         Variable Rate Mortgage - Cashback without       9B                   From 03 Jan 1996
           insurance
----------------------------------------------------------------------------------------------------------------
P3         Variable Rate Mortgage - Cashback without       C5                   From 11 Aug 1997
           insurance                                                            [Query date - should be 1996?]
----------------------------------------------------------------------------------------------------------------
P4         Variable Rate Mortgage - Cashback without       C7                   From 02 Sep 1996
           insurance
----------------------------------------------------------------------------------------------------------------
P5         Variable Rate Mortgage - Cashback without       C9                   From 02 Sep 1996
           insurance
----------------------------------------------------------------------------------------------------------------
P6         3 year Discounted Variable Rate Mortgage        J9 and J0            From 25 Jun 1998
                                                                                 [Other dates ?]
----------------------------------------------------------------------------------------------------------------
P7         Variable Rate Mortgage - 5% Cashback            P5                   From 25 Jun 1997
                                                                                 [Other dates ?]
----------------------------------------------------------------------------------------------------------------
P8         Variable Rate Mortgage - 6% Cashback            P6                   From 03 Sep 1997
                                                                                [Other date ?]
----------------------------------------------------------------------------------------------------------------
P9         Variable Rate Mortgage - Cashback               7P and 8P            From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------
P10        3 year Discounted Variable Rate Mortgage        M1 to [M6 ?]         From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------
P11        Variable Rate Mortgage - Cashback               S1 and S2            From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------


                                                        47

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
P12        3 year Discounted Variable Rate Mortgage        M7 and M8            From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------
P13        Variable Rate Mortgage - Cashback               S4 and S5            From 06 May 1998
----------------------------------------------------------------------------------------------------------------
P14        Variable Rate Mortgage - Cashback               7S                   From 10 Jun 1996
----------------------------------------------------------------------------------------------------------------
P15        Variable Rate Mortgage - Cashback               3T                   From 07 Dec 1998
                                                                                [Other date?]
----------------------------------------------------------------------------------------------------------------
P16        Variable Rate Mortgage - Cashback               6T and 7T            From 22 Jan 1999 [Other date?]
----------------------------------------------------------------------------------------------------------------
P17        Variable Rate Mortgage - 8%/7% Cashback         GB and GC            From 06 Mar 1999
----------------------------------------------------------------------------------------------------------------
P18        Variable Rate Mortgage - 8% Cashback            GF                   From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
P19        Variable Rate Mortgage - 7% Cashback            GG                   From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
P20        Variable Rate Mortgage - 7% Cashback            GH                   From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
P21        Variable Rate Mortgage - 6% Cashback            GI                   From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
P22        Variable Rate Mortgage - 8% Cashback            GT                   From 16 Jun 1999
----------------------------------------------------------------------------------------------------------------
P23        Variable Rate Mortgage - 7% Cashback            GU
----------------------------------------------------------------------------------------------------------------
P24        Variable Rate Mortgage - 7% Cashback            JG                   From 28 Jul 1999
----------------------------------------------------------------------------------------------------------------
P25        Variable Rate Mortgage - 6% Cashback            JN                   From 29 Aug 1999
----------------------------------------------------------------------------------------------------------------
P26        Variable Rate Mortgage - 7% Cashback            JQ                   From 29 Sep 1999
                                                                                [Other dates?]
----------------------------------------------------------------------------------------------------------------
P27        Variable Rate Mortgage - 6% Cashback            JR                   From 29 Sep 1999
                                                                                [Other dates?]
----------------------------------------------------------------------------------------------------------------
P28        Variable Rate Mortgage - 5% Cashback            JS                   From 29 Sep 1999
                                                                                [Other dates?]
----------------------------------------------------------------------------------------------------------------
P29        Variable Rate Mortgage - 7% Cashback            JU                   From 04 Jan 2000
----------------------------------------------------------------------------------------------------------------
P30        Variable Rate Mortgage 6% Cashback                                   From 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q          Special Conditions for Tracker, CAT Standard,
           Capped and Discount for Life Mortgages (used
           with Offer of Advance)
----------------------------------------------------------------------------------------------------------------
Q1         Discount for Life Variable Rate Mortgage        X9 and X0
----------------------------------------------------------------------------------------------------------------
Q2         Discount for Life Variable Rate Mortgage        1X and 2X
----------------------------------------------------------------------------------------------------------------
Q3         Discount for Life Variable Rate Mortgage        3X and 4X
----------------------------------------------------------------------------------------------------------------
Q4         Discount for Life Variable Rate Mortgage        5X and 6X
----------------------------------------------------------------------------------------------------------------
Q5         Discount for Life Variable Rate Mortgage        7X and 8X
----------------------------------------------------------------------------------------------------------------
Q6         Capped Variable Rate Mortgage                   CB
----------------------------------------------------------------------------------------------------------------
Q7         Discount for Life Variable Rate Mortgage        L1 and L2
----------------------------------------------------------------------------------------------------------------
Q8         Discount for Life Variable Rate Mortgage        L3 and L4
----------------------------------------------------------------------------------------------------------------
Q9         Discount for Life Variable Rate Mortgage        L5 and L6
----------------------------------------------------------------------------------------------------------------
Q10        Discount for Life Variable Rate Mortgage        L7 and L8
----------------------------------------------------------------------------------------------------------------
Q11        Discount for Life Variable Rate Mortgage        1L and 2L
----------------------------------------------------------------------------------------------------------------
Q12        Discount for Life Variable Rate Mortgage        3L and 4L
----------------------------------------------------------------------------------------------------------------
Q13        Discount for Life Variable Rate Mortgage        5L and 6L
----------------------------------------------------------------------------------------------------------------
Q14        4 year Capped Variable Rate Mortgage            EG
----------------------------------------------------------------------------------------------------------------
Q15        4 year Capped Variable Rate Mortgage            EF
----------------------------------------------------------------------------------------------------------------
Q16        4 year Capped Variable Rate Mortgage            ER
----------------------------------------------------------------------------------------------------------------
Q17        Discount for Life Variable Rate Mortgage        8L
----------------------------------------------------------------------------------------------------------------


                                                        48

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
Q18        4 year Capped Variable Rate Mortgage            EQ
----------------------------------------------------------------------------------------------------------------
Q19        4 year Capped Variable Rate Mortgage            EQ
----------------------------------------------------------------------------------------------------------------
Q20        Equity Release Capped Variable Rate Mortgage    YB
----------------------------------------------------------------------------------------------------------------
Q21        5 year Capped Variable Rate Mortgage            EY
----------------------------------------------------------------------------------------------------------------
Q22        Discount for Life Variable Rate Mortgage        9L and 0L
----------------------------------------------------------------------------------------------------------------
Q23        Discount for Life Variable Rate Mortgage        DX
----------------------------------------------------------------------------------------------------------------
Q24        Discount for Life Variable Rate Mortgage        DY
----------------------------------------------------------------------------------------------------------------
Q25        Discount for Life Variable Rate Mortgage        DX and DY
----------------------------------------------------------------------------------------------------------------
Q26        Discount for Life Variable Rate Mortgage        HG
----------------------------------------------------------------------------------------------------------------
Q27        Discount for Life Variable Rate Mortgage        HH
----------------------------------------------------------------------------------------------------------------
Q28        Discount for Life Variable Rate Mortgage        HQ
----------------------------------------------------------------------------------------------------------------
Q29        Discount for Life Variable Rate Mortgage        HV
----------------------------------------------------------------------------------------------------------------
Q30        Tracker Variable Rate Mortgage                  YT
----------------------------------------------------------------------------------------------------------------
Q31        Tracker Variable Rate Mortgage                  YU
----------------------------------------------------------------------------------------------------------------
Q32        Tracker Variable Rate Mortgage                  YW
----------------------------------------------------------------------------------------------------------------
Q33        Tracker Variable Rate Mortgage                  YX
----------------------------------------------------------------------------------------------------------------
Q34        Discount for Life Variable Rate Mortgage        JP
----------------------------------------------------------------------------------------------------------------
Q35        2 year Capped Variable Rate Mortgage            MV
----------------------------------------------------------------------------------------------------------------
Q36        2 year Capped Variable Rate Mortgage            MW
----------------------------------------------------------------------------------------------------------------
Q37        Discount for Life Variable Rate Mortgage        HR
----------------------------------------------------------------------------------------------------------------
Q38        2 year Capped Variable Rate Mortgage            EM
----------------------------------------------------------------------------------------------------------------
Q39        CAT Standard Variable Mortgage                  [SJB/08/11/00]       [Query the reference]
----------------------------------------------------------------------------------------------------------------
Q40        2 year Tracker Variable Rate Mortgage           ER                   ?
----------------------------------------------------------------------------------------------------------------
Q41        CAT Standard Variable Mortgage                                       from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q42        2 year Flexible Fixed (extending Early Repayment                     from 9 Jan 2003
           Charge)
----------------------------------------------------------------------------------------------------------------
Q43        2 year Flexible Fixed (extending Early Repayment                     from 9 Jan 2003
           Charge - no Help with Costs option)
----------------------------------------------------------------------------------------------------------------
Q44        2 year Flexible Fixed                                                from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q45        2 year Flexible Fixed (no Help with Costs option)                    from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q46        3 year Flexible Fixed                                                from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q47        5 year Flexible Fixed                                                from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q48        Help with Costs Special Condition Wording (2
           versions)
----------------------------------------------------------------------------------------------------------------
R          Credit/Loan Agreements
----------------------------------------------------------------------------------------------------------------
R1         Credit Agreement Regulated by the Consumer      ACR1A/1097 on        From Oct 1997
           Credit Act 1974 - Flexible Plan                 "Original"
           ("Original" and "Copy" versions each with       ACR1B/1097 on
           Conditions on the reverse)                      "Copy"
           Northern Rock plc [Used for Flexible            ACR1Z/1097 on
           Plan Loans up to (GBP)25,000]                   "Conditions"
----------------------------------------------------------------------------------------------------------------


                                                        49

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
R2         Copy of Proposed Agreement Containing Your      ACR1Z/1097 on        From Oct 1997
           Right to Withdraw - Flexible Plan (including    "Conditions"
           Conditions on the reverse) Northern Rock plc
           [Used for Flexible Plan Loans up to
           (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
R3         Loan Agreement - Flexible Plan (including       [ACR2A/1097 on       From Oct 1997
           Conditions on the reverse) Northern Rock plc    "Original" /         [Check reference of "Original"]
           [Used for Flexible Plan Loans over              "Copy"?]
           (GBP)25,000]                                    ACR2Z/1097 on
                                                           "Conditions"
----------------------------------------------------------------------------------------------------------------
R4         Credit Agreement Regulated by the Consumer      ADV135 10/97 on      From Oct 1997
           Credit Act 1974 - Personal Secured Loan         "Original" and
           ("Original" and "Copy" versions each with       "Copy"
           Conditions on the reverse) Northern Rock plc    no ref on
           [Used for Personal Secured Loans up to          "Conditions")
           (GBP)25,000 - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R5         Copy of Proposed Credit Agreement Containing    ADV135 10/97 on      From Oct 1998
           Notice of Your Right to Withdraw - Personal     "Advance Copy"
           Secured Loan ("Advance Copy" version            no ref on
           including Conditions on the reverse)            "Conditions")
           Northern Rock plc [Used for Personal Secured
           Loans up to (GBP)25,000 - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R6         Credit Agreement Regulated by the Consumer      ADV135 10/97 on      From Feb 1998
           Credit Act 1974 - Personal Secured Loan         "Original" and
           ("Original" and "Copy" versions each with       "Copy"
           Conditions on the reverse) Northern Rock plc    ADV135 /02.98 on
           [Used for Personal Secured Loans up to          "Conditions")
           (GBP)25,000 - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R7         Credit Agreement Regulated by the Consumer      MAR 126 6/98 on      From Jun 1998
           Credit Act 1974 ("Original" and "Copy"          "Original" and
           versions including Conditions on the            "Copy" no ref on
           reverse) Northern Rock plc [Used for            "Conditions"
           Personal Secured Loans up to (GBP)25,000 -
           Fixed Rate]
----------------------------------------------------------------------------------------------------------------
R8         Copy of Proposed Credit Agreement Containing    MAR 126 6/98 on      From Jun 1998
           Notice of Your Right to Withdraw ("Advance      "Advance Copy"
           Copy" version including Conditions on the       no ref on
           reverse) Northern Rock plc [Used for            "Conditions"
           Personal Secured Loans up to (GBP)25,000 -
           Fixed Rate]
----------------------------------------------------------------------------------------------------------------
R9         Copy of Proposed Agreement Containing Your      ACR2A/1097 on        From Mar 2000
           Right to Withdraw - Flexible Plan (including    "Original"
           Conditions on the reverse) Northern Rock plc    ACR2Z/0300 on
           [Used for Flexible Plan Loans up to             "Conditions"
           (GBP)25,000]
----------------------------------------------------------------------------------------------------------------


                                                        50

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
R10        Credit Agreement Regulated by the Consumer      MAR 126 4/00 on     From Apr 2000
           Credit Act 1974 ("Original" version             "Original" no
           including on the reverse) "Conditions"          ref on Conditions
           Northern Rock plc [Used for Personal Secured
           Loans up to (GBP)25,000 - Fixed Rate]
----------------------------------------------------------------------------------------------------------------
R11        Credit Agreement Regulated by the Consumer      CA135A/0900 on       From Sep 2000
           Credit Act 1974 ("Original" and "Copy"          "Original"
           versions each with Conditions on the            CA135B/0900 on
           reverse) Northern Rock plc [Used for            "Copy"
           Personal Secured Loans up to (GBP)25,000 -      CA135Z/0900 on
           Variable Rate]                                  "Conditions"
----------------------------------------------------------------------------------------------------------------
R12        Copy of Proposed Agreement Containing Notice    CA135C/0900 on       From Sep 2000
           of Your Right to Withdraw ("Advance Copy"       "Advance Copy"
           version with Conditions on the reverse)         CA135Z/0900 on
           Northern Rock plc [Used for Personal Secured    "Conditions"
           Loans up to (GBP)25,000 - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R13        Credit Agreement Regulated by the Consumer      CA126A/0900 on       From Sep 2000
           Credit Act 1974 ("Original" and "Copy"          "Original"
           versions each with Conditions on the            CA126B/0900 on
           reverse) Northern Rock plc [Used for            "Copy"
           Personal Secured Loans                          CA126Z/0900 on
           - Variable Rate]                                "Conditions"
----------------------------------------------------------------------------------------------------------------
R14        Copy of Proposed Agreement Containing Notice    CA126C/0900 on       From Sep 2000
           of Your Right to Withdraw ("Advance Copy"       "Advance Copy"
           version with Conditions on the reverse)         CA126Z/0900 on
           Northern Rock plc [Used for Personal Secured    "Conditions"
           Loans - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R15        Credit Agreement Regulated by the Consumer      ACR1A/1000 on        From Oct 2000
           Credit Act 1974 - Flexible Plan ("Original"     "Original"
           and "Copy" versions each with Conditions on     ACR1B/1097 on
           the reverse) Northern Rock plc [Used for        "Copy"
           Flexible Plan Loans up to (GBP)25,000]          ACR1Z/1097 on
                                                           "Conditions"
----------------------------------------------------------------------------------------------------------------
R16        Loan Agreement - Flexible Plan ("Original"      ACR2B/1000 on        From Oct 2000
           version with Conditions on the reverse)         "Original"
           Northern Rock plc [Used for Flexible Plan       ACR2Z/1000 on
           Loans over (GBP)25,000]                         "Conditions"
----------------------------------------------------------------------------------------------------------------
R17        Loan Agreement - Flexible Plan ("Original"      ACR2C/1000 on        From Oct 2000
           version with Conditions on the reverse)         "Original"
           Northern Rock plc [Used for Flexible Plan       ACR2Z/1000 on
           Loans over (GBP)25,000]                         "Conditions"

----------------------------------------------------------------------------------------------------------------
R18        Credit Agreement - Regulated by the Consumer    CA13Z                Jan 2003
           Credit Act 1974 attaching Conditions (English
           Fixed Sum Plan Variable Rate Secured Personal
           Loan)
----------------------------------------------------------------------------------------------------------------


                                                        51

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
R19        Credit Agreement Regulated by the Consumer      CA1Z6Z               Jan 2003
           Credit Act 1974 attaching Conditions
----------------------------------------------------------------------------------------------------------------
R20        Credit Agreement Regulated by the Consumer      ACR1Z                Jan 2003
           Credit Act 1974 attaching Conditions
----------------------------------------------------------------------------------------------------------------
R21        Loan Agreement attaching Conditions             ACR2Z                Jan 2003
----------------------------------------------------------------------------------------------------------------
R22        Credit Agreement Regulated by the CCA 1974      ADV13506/95                                Jun 1995
----------------------------------------------------------------------------------------------------------------
R23        Loan Agreement (Flexible Plan) (with Terms and  ADVCR2                                     Jul 1995
----------------------------------------------------------------------------------------------------------------
R24        Credit Agreement Regulated by the CCA 1974      ACR1 07/96                                 Jul 1996
----------------------------------------------------------------------------------------------------------------
R25        Fixed-sum loan agreement regulated by the       283626991                                7 Jun 2005
           Consumer Credit Act 1974 secured on 2 Creswell  05550D-22226
           Terrace, Uddingston, Glasgow
           ("Original" version with Conditions attached)
           Northern Rock plc
           [Used for Personal Secured Loans - Annual Rest]
----------------------------------------------------------------------------------------------------------------
R26        Fixed-sum loan agreement regulated by the                                                 7 Jun 2005
           Consumer Credit Act 1974 secured on 28
           Wynfarthing Court, Ship Lane, Ely,
           Cambridgeshire, CB7 4EZ
           ("Original" version with Conditions attached)
           Northern Rock plc
           [Used for Personal Secured Loans - Annual Rest -
           Flexible Plan]
----------------------------------------------------------------------------------------------------------------
S          Mortgage Deeds - General
----------------------------------------------------------------------------------------------------------------
S1         Mortgage Deed (HMLR filing ref MD 144 E)        SEC 8/11.93          From Nov 1993
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
S2         Mortgage Deed (HMLR filing ref MD 144 F)        SEC 8/06.95          From Jun 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
S3         Mortgage Deed (HMLR filing ref MD542A)          SEC 8T /08.97        From Aug 1997
           Northern Rock Building Society/Northern Rock
           plc
----------------------------------------------------------------------------------------------------------------
S4         Mortgage Deed (HMLR filing ref MD542A)          SEC 8 /10.97         From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
S5         Mortgage Deed (HMLR filing ref MD542B)          SEC 8 /10.97         From Oct 1997
           Northern Rock plc [Old logo]
----------------------------------------------------------------------------------------------------------------
S6         Mortgage Deed (HMLR filing ref MD542B)          SEC 8 /10.97         From Oct 1997
           Northern Rock plc [New logo]
----------------------------------------------------------------------------------------------------------------
S7         Mortgage Deed (HMLR filing ref MD691A)          SEC 070 07/01        From Jul 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
S8         Mortgage Deed - Standard (HMLR filing ref       SOL 11 07/01         From Jul 2001
           MD691D)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
T          Mortgage Deeds - Specialist
----------------------------------------------------------------------------------------------------------------
T1         Mortgage Deed (HMLR filing ref MD 144 G)        SEC 54/06/95         From Jun 1995
           Northern Rock Building Society
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------


                                                        52

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------

T2         Mortgage Deed (relating to a Regulated          SEC 52/06/95         From Jun 1995
           Agreement under the Consumer Credit Act
           1974) (HMLR filing ref MD 144 H) Northern
           Rock Building Society [Used for Flexible
           Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------
T3         Mortgage Deed (HMLR filing ref MD 144 J)        SEC 44/06/95         From Jun 1995
           Northern Rock Building Society
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T4         Mortgage Deed (relating to a Regulated          SEC 52. 10/97        From Oct 1997
           Agreement under the Consumer Credit Act
           1974) (HMLR filing ref MD 542 M) Northern
           Rock plc [Used for Flexible Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------
T5         Mortgage Deed (HMLR filing ref MD 542 L)        SEC 44. 10/97        From Oct 1997
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T6         Mortgage Deed (HMLR filing ref 542 N)           SEC 54. 10/97        From Oct 1997
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T7         Deed of Variation of Mortgage and Receipt for   SEC 40. 10/97        From Oct 1997
           Further Advance (HMLR filing ref MD 542 P)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
T8         Mortgage Deed (HMLR filing ref MD542 N)         SEC 54. 04.98        From Apr 1998
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T9         Mortgage Deed (relating to a Regulated          SEC 52. 03/00        From Mar 2000
           Agreement under the Consumer Credit Act
           1974) (HMLR filing ref MD 542 M) Northern
           Rock plc [Used for Flexible Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------
T10        Mortgage Deed (HMLR filing ref MD 542L)         MD2/0900 on          From Sep 2000
           Northern Rock plc                               cover and
           [Used for Flexible Plan - Non-CCA Loans]        MD2B/0900 on
                                                           reverse
----------------------------------------------------------------------------------------------------------------
T11        Mortgage Deed (relating to a Regulated          MD1/0900 on          From Sep 2000
           Agreement under the Consumer Credit Act         cover and
           1974) (HMLR filing ref MD 542 M) Northern       MD1B/0900 on
           Rock plc [Used for Flexible Plan CCA Loans]     reverse
----------------------------------------------------------------------------------------------------------------
T12        Mortgage Deed (HMLR filing ref MD 542 N)        MD3/0900             From Sep 2000
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T13        Deed of Variation of Mortgage and Receipt for    SOL005 09/00        From Sep 2000. Not used by
           Further Advance (HMLR filing ref MD 542 X)                           further advance dept. Used by
           Northern Rock plc                                                    product transfer dept. where
                                                                                borrower is switching product
                                                                                and increasing borrowing at
                                                                                same time (only used on older
                                                                                forms of mortgage conditions
                                                                                switching from annual rest
                                                                                mortgage to a daily rest
                                                                                version.
----------------------------------------------------------------------------------------------------------------


                                      53

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------
T14        Deed of Variation of Mortgage and Receipt for   SOL008 09/00         From Sep 2000. Not used by
           Further Advance (HMLR filing ref MD 542 Y)                           further advance dept. Used by
           Northern Rock plc                                                    product transfer dept. where
                                                                                borrower is switching product
                                                                                and increasing borrowing at
                                                                                same time (only used on older
                                                                                forms of mortgage conditions
                                                                                switching from annual rest
                                                                                mortgage to a daily rest
                                                                                version.
----------------------------------------------------------------------------------------------------------------
T15        Deed of Variation of Mortgage and Receipt for   SEC071 July 2001     From Jul 2001
           Further Loan (HMLR filing ref MD 691 B)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
T16        Deed of Variation of Mortgage and Receipt for   SOL012/ July 2001    From Jul 2001
           Further Loan (With Guarantor) (HMLR filing ref
           MD 691 C)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                  Part 3 Documents Used Only in the Origination of
                                    Together and Together Connections Mortgages

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------
U          Brochures
----------------------------------------------------------------------------------------------------------------
U1         [Picture of Two Forks on cover - 1] [Together]  MAR 172 2.99         From Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U2         [Picture of Two Forks on cover - 1] [Together]  MAR 189 3.99         From Mar 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U3         [Picture of Two Forks on cover - 2] [Together]  MAR 237 14.6.99      From Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U4         together flexible - one loan one rate one call  MAR 272/9255         From Sep 1999
           [Together Flexible]                             15.9.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U5         together flexible - one loan one rate one call  MAR 273/9255         From Sep 1999
           -all you need to know [Together Flexible]       15.9.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U6         take control of your money and get more out of  MAR 305/9511         From Dec 1999
           life - together [Together]                      20.12.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U7         all you need to know - together [Together]      MAR 303/9511         From Dec 1999
           Northern Rock plc                               20.12.99
----------------------------------------------------------------------------------------------------------------
U8         together - a guide to costs [Together]          MAR 174 2.99         From Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U9         [all you need to know - together] [Picture of   MAR 173 2.99         From Feb 1999
           intertwined flowers on cover] [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U10        together - a guide to costs [Together]          MAR 190 3.99         From Mar 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U11        [all you need to know - together] [Picture of   MAR 192 3.99         From Mar 1999
           intertwined flowers on cover] [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                                        54

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------
U12        together - a guide to costs [Together]          MAR 238 14.6.99      From Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U13        [all you need to know - together] [Picture of   MAR 239 16.6.99      From Jun 1999
           intertwined flowers on cover] [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U14        together - a guide to costs [Together]          MAR 302/9511         From Dec 1999
           Northern Rock plc                               20.12.99
----------------------------------------------------------------------------------------------------------------
U15        together flexible - a guide to costs [Together  MAR 275/9255         From Sep 1999
           Flexible]                                       15.9.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U16        together - variable at only 6.6.9%pa 7.6%APR    MAR 306/9657         From Jan 2000
                                                           17.1.2000
----------------------------------------------------------------------------------------------------------------
U17        What is it going to cost? [Together]            MAR 302/9662         From Mar 2000
           Northern Rock plc                               4.3.2000
----------------------------------------------------------------------------------------------------------------
U18        How does it work? [Together]                    MAR 303/9662         From Mar 2000
           Northern Rock plc                               4.3.2000
----------------------------------------------------------------------------------------------------------------
U19        I want it all [Together]                        MAR 305/9662         From Mar 2000
           Northern Rock plc                               4.3.2000
----------------------------------------------------------------------------------------------------------------
U20        What is it going to cost? [Together]            MAR 302/10028        From Apr 2000
           Northern Rock plc                               27.4.2000
----------------------------------------------------------------------------------------------------------------
U21        I want it all [Together]                        MAR 305/10028        From Apr 2000
           Northern Rock plc                               27.4.2000
----------------------------------------------------------------------------------------------------------------
U22        What is it going to cost? [Together]            MAR 302/10329        From Aug 2000
           Northern Rock plc                               4.8.2000
----------------------------------------------------------------------------------------------------------------
U23        How does it work? [Together]                    MAR303/10141         From Aug 2000
           Northern Rock plc                               4.8.2000
----------------------------------------------------------------------------------------------------------------
U24        I want it all [Together]                        MAR 305/10328        From Aug 2000
           Northern Rock plc                               4.8.2000
----------------------------------------------------------------------------------------------------------------
U25        What is it going to cost? [Together]            MAR 302/10521        From Oct 2000
           Northern Rock plc                               2.10.2000
----------------------------------------------------------------------------------------------------------------
U26        What is it going to cost? [Together]            MAR 302/10715        From Nov 2000
           Northern Rock plc                               22.11.2000
----------------------------------------------------------------------------------------------------------------
U27        How does it work? [Together]                    MAR 303/10716        From Nov 2000
           Northern Rock plc                               22.11.2000
----------------------------------------------------------------------------------------------------------------
U28        I want it all [Together]                        MAR 305/10717        From Nov 2000
           Northern Rock plc                               22.11.2000
----------------------------------------------------------------------------------------------------------------
U29        I want it all [Together]                        MAR 305/10953        From Feb 2001
           Northern Rock plc                               1.2.2001
----------------------------------------------------------------------------------------------------------------
U30        What is it going to cost? [Together]            MAR 302/10999        From Feb 2001
           Northern Rock plc                               12.2.2001
----------------------------------------------------------------------------------------------------------------
U31        How does it work? [Together]                    MAR 303/11069        From Mar 2001
           Northern Rock plc                               1.3.2001
----------------------------------------------------------------------------------------------------------------
U32        Together what is it going to cost? 6th April    MAR 302 6.4.2001     From Apr 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U33        I want it all [Together]                        MAR 305/11172        From Apr 2001
           Northern Rock plc                               6.4.2001
----------------------------------------------------------------------------------------------------------------
U34        What's it going to cost? [Together Connections] MAR 418/10935        From May 2001
           Northern Rock plc                               1.5.2001
----------------------------------------------------------------------------------------------------------------


                                                        55

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference        Usage period and notes
----------------------------------------------------------------------------------------------------------------
U35        OK Shrink My Mortgage [Together Connections]    MAR 419/10935        From May 2001
           Northern Rock plc                               1.5.2001
----------------------------------------------------------------------------------------------------------------
U36        Together what is it going to cost? 10th May     MAR 302 10.5.2001    From May 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U37        What's it going to cost? [Together Connections] MAR 418/11282        From May 2001
           Northern Rock plc                               10.5.2001
----------------------------------------------------------------------------------------------------------------
U38        How does it work? [Together]                    MAR 303/11290        From May 2001
           Northern Rock plc                               10.5.2001
----------------------------------------------------------------------------------------------------------------
U39        I want it all [Together]                        MAR 305/11289        From May 2001
           Northern Rock plc                               10.5.2001
----------------------------------------------------------------------------------------------------------------
U40        Now Things Get Really Interesting [Together     MAR 437/11251        From Jun 2001
           Connections]                                    01.6.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U41        Together what is it going to cost? 22nd June    MAR 302 22.6.2001    From Jun 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U42        What's it going to cost? [Together Connections] MAR 418/11457        From Jun 2001
           Northern Rock plc                               22.6.2001
----------------------------------------------------------------------------------------------------------------
U43        Together what is it going to cost? 2nd August   MAR 302 2.8.2001     From Aug 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U44        What's it going to cost? [Together Connections] MAR 418/11593        From Aug 2001
           Northern Rock plc                               2.8.2001
----------------------------------------------------------------------------------------------------------------
U45        How does it work? [Together]                    MAR 303/11577        From Aug 2001
           Northern Rock plc                               2.8.2001
----------------------------------------------------------------------------------------------------------------
U46        OK Shrink My Mortgage [Together Connections]    MAR 419/11578        From Aug 2001
           Northern Rock plc                               2.8.2001
----------------------------------------------------------------------------------------------------------------
U47        I want it all [Together]                        MAR 305/11603        From Aug 2001
           Northern Rock plc                               7.8.2001
----------------------------------------------------------------------------------------------------------------
U48        Together what is it going to cost? 3rd          MAR 302 3.9.2001     From Sep 2001
           September 2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U49        What's it going to cost? [Together Connections] MAR 418/11706        From Sep 2001
           Northern Rock plc                               3.9.2001
----------------------------------------------------------------------------------------------------------------
U50        How does it work? [Together]                    MAR 303/11756        From Sep 2001
           Northern Rock plc                               10.9.2001
----------------------------------------------------------------------------------------------------------------
U51        OK Shrink My Mortgage [Together Connections]    MAR 419/11758        From Sep 2001
           Northern Rock plc                               10.9.2001
----------------------------------------------------------------------------------------------------------------
U52        I want it all [Together]                        MAR 305/11756        From Sep 2001
           Northern Rock plc                               10.9.2001
----------------------------------------------------------------------------------------------------------------
U53        Together what is it going to cost? 19th         MAR 302 19.9.2001    From Sep 2001
           September 2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U54        What's it going to cost? [Together Connections] MAR 418/11706        From Sep 2001
           Northern Rock plc                               19.9.2001
----------------------------------------------------------------------------------------------------------------


                                                        56

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                Usage period and notes
----------------------------------------------------------------------------------------------------------------
U55        Together what is it going to cost? 4th October  MAR 302 4.10.2001        From Oct 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U56        What's it going to cost? [Together Connections] MAR 418/11706            From Oct 2001
           Northern Rock plc                               4.10.2001
----------------------------------------------------------------------------------------------------------------
U57        Together what is it going to cost? 8th November MAR 302 8.11.2001        From Nov 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U58        What's it going to cost? [Together Connections] MAR 418/11706            From Nov 2001
           Northern Rock plc                               8.11.2001
----------------------------------------------------------------------------------------------------------------
U59        Together what is it going to cost? 5th December MAR 302 5.12.2001        From Dec 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U60        What's it going to cost? [Together Connections] MAR 418/11706            From Dec 2001
           Northern Rock plc                               5.12.2001
----------------------------------------------------------------------------------------------------------------
U61        How does it work? [Together]                    MAR 303/12190            From Jan 2002
           Northern Rock plc                               8.1.2002
----------------------------------------------------------------------------------------------------------------
U62        I need cash with my mortgage [Together]         MAR 522/12343            From Mar 2002
                                                           11.03.2002
----------------------------------------------------------------------------------------------------------------
U63        Options for your together connections Mortgage  MAR 472/12369            From Mar 2002
           [Together Connections]                          15.3.2002
----------------------------------------------------------------------------------------------------------------
U64        Together - what's it going to cost [Together]   MAR 302 20.3.2002        From Mar 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U65        Together - what's it going to cost [Together]   MAR 302 10.5.2002        From May 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U66        Together - what's it going to cost [Together]   MAR 302 26.7.2002        From Jul 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U67        Together - what's it going to cost [Together]   MAR 302 06.8.2002        From Aug 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U68        i want to shrink my mortgage [Together          MAR 419/12891            From Aug 2002
           Connections]                                    30.8.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U69        What's it going to cost? [Together Connections] MAR 418/11706            From Aug 2002
           Northern Rock plc                               30.8.2002
----------------------------------------------------------------------------------------------------------------
U70        Together - what's it going to cost [Together]   MAR 302 30.8.2002        From Aug 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U71        I need cash with my mortgage [Together]         MAR 522/12892            From Aug 2002
                                                           30.08.2002
----------------------------------------------------------------------------------------------------------------
U72        What's it going to cost? [Together Connections] MAR 418/11706            From Oct 2002
           Northern Rock plc                               21.10.2002
----------------------------------------------------------------------------------------------------------------
U73        Together - what's it going to cost [Together]   MAR 302                  From Oct 2002
           Northern Rock plc                               21.10.2002
----------------------------------------------------------------------------------------------------------------
U74        What's it going to cost? [Together Connections] MAR 418/11706            From Nov 2002
           Northern Rock plc                               08.11.2002
----------------------------------------------------------------------------------------------------------------
U75        Together - what's it going to cost [Together]   MAR 302                  From Nov 2002
           Northern Rock plc                               08.11.2002
----------------------------------------------------------------------------------------------------------------
U76        I want to shrink my mortgage                    MAR 625/13245            From 27 Nov 2002
           [Connections]
----------------------------------------------------------------------------------------------------------------


                                                        57

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                Usage period and notes
----------------------------------------------------------------------------------------------------------------
U77        What's it going to cost?                        MAR 630/13245            From 27 Nov 2002
           [Connections]                                   27.11.2002
----------------------------------------------------------------------------------------------------------------
U78        What's it going to cost?                        MAR 630/13499            From 10 Jan 2003
           [Connections]                                   10.01.2003
----------------------------------------------------------------------------------------------------------------
U79        Together - what's it going to cost [Together]   MAR 302                  From 10 Jan 2003
           Northern Rock plc                               10.01.2003
----------------------------------------------------------------------------------------------------------------
U80        Together - what's it going to cost [Together]   MAR 302                  From 8 Feb 2003
           Northern Rock plc                               08.02.2003
----------------------------------------------------------------------------------------------------------------
U81        I need cash with my mortgage [Together]         MAR522/13728             Valid until further notice -
                                                           1.5.2003                 1.5.2003
----------------------------------------------------------------------------------------------------------------
U82        What's it going to cost?                        MAR302/                  Valid until further notice -
                                                           8.8.2003                 8.8.2003
----------------------------------------------------------------------------------------------------------------
U83        I need cash with my mortgage                    MAR 522/13550              Valid until further notice
                                                                                                     1 Mar 2003
----------------------------------------------------------------------------------------------------------------
U84        What's it going to cost?                        MAR 302                    Valid until further notice
                                                                                                     9 Sep 2003
----------------------------------------------------------------------------------------------------------------
U85        What's it going to cost?                        MAR 302                    Valid until further notice
                                                                                                    14 Sep 2003
----------------------------------------------------------------------------------------------------------------
U86        What's it going to cost?                        MAR 691                  Valid until further notice
                                                                                    14 Oct 2003
----------------------------------------------------------------------------------------------------------------
U87        What's it going to cost?                        MAR 302                  Valid until further notice
                                                                                    14 Oct 2003
----------------------------------------------------------------------------------------------------------------
U88        I need cash with my mortgage                    MAR 522/14518            Valid until further notice
                                                                                    1 Nov 2003
----------------------------------------------------------------------------------------------------------------
U89        What's it going to cost?                        MAR 302                  Valid until further notice
                                                                                    17 Nov 2003
----------------------------------------------------------------------------------------------------------------
U90        What's it going to cost?                        MAR 302                  Valid until further notice
                                                                                    9 Dec 2003
----------------------------------------------------------------------------------------------------------------
U91        What's it going to cost?                        MAR 302                  Valid until further notice
                                                                                    17 Dec 2003
----------------------------------------------------------------------------------------------------------------
U92        What's it going to cost?                        MAR 302                  Valid until further notice
                                                                                    20 Jan 2004
----------------------------------------------------------------------------------------------------------------
U93        I need cash with my mortgage                    MAR 522A/14812           Valid until further notice
                                                                                    20 Jan 2004
----------------------------------------------------------------------------------------------------------------
U94        What's it going to cost?                        MAR 302                  Valid until further notice
                                                                                    16 Feb 2004
----------------------------------------------------------------------------------------------------------------
U95        What's it going to cost?                        MAR 691                  Valid until further notice
                                                                                    9 Mar 2004
----------------------------------------------------------------------------------------------------------------
U96        What's it going to cost?                        MAR 302                  Valid until further notice
                                                                                    25 Mar 2004
----------------------------------------------------------------------------------------------------------------
U97        What's it going to cost?                        MAR 693                  Valid until further notice
                                                                                    25 Mar 2004
----------------------------------------------------------------------------------------------------------------
U98        I need cash with my mortgage                    MAR 522/15006            Valid until further notice
                                                                                    16 Apr 2004
----------------------------------------------------------------------------------------------------------------
U99        What's it going to cost?                        MAR 691                  Valid until further notice
                                                                                    12 May 2004
----------------------------------------------------------------------------------------------------------------
U100       What's it going to cost?                        MAR 691                  Valid until further notice
                                                                                    2 Jun 2004
----------------------------------------------------------------------------------------------------------------
U101       What's it going to cost?                        MAR 302                  Valid until further notice
                                                                                    2 Jun 2004
----------------------------------------------------------------------------------------------------------------
U102       What's it going to cost?                        MAR 691                  Valid until further notice
                                                                                    2 Jun 2004
----------------------------------------------------------------------------------------------------------------


                                                        58

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                Usage period and notes
----------------------------------------------------------------------------------------------------------------
U103       What's it going to cost?                        MAR 691                  Valid until further notice
                                                                                    9 Jul 2004
----------------------------------------------------------------------------------------------------------------
U104       What's it going to cost?                        MAR 302                  Valid until further notice
                                                                                    9 Jul 2004
----------------------------------------------------------------------------------------------------------------
U105       What's it going to cost?                        MAR 302                  Valid until further notice
                                                                                    22 Jul 2004
----------------------------------------------------------------------------------------------------------------
U106       What's it going to cost?                        MAR 302                  Valid until further notice
                                                                                    16 Aug 2004
----------------------------------------------------------------------------------------------------------------
U107       What's it going to cost? [Together]             MAR691                   Valid until further notice
           (Countrywide Version)                                                    16.08.04
----------------------------------------------------------------------------------------------------------------
U108       What's it going to cost? [Together]             MAR302                   Valid until further notice
                                                                                    11.10.04
----------------------------------------------------------------------------------------------------------------
U109       What's it going to cost? [Together]             MAR302                   Valid until further notice
                                                                                    20.10.04
----------------------------------------------------------------------------------------------------------------
V          Mortgage Application Forms
----------------------------------------------------------------------------------------------------------------
V1         Get It Together Application Form - Together     MAR176 2/99              From Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
V2         Get It Together Application Form - Together     MAR198 3/99              From Mar 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
V3         Get It Together Application Form - Together     MAR242 6/99              From Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
V4         Get It Together Application Form - Together     MAR271/9255 and          From Sep 1999
           Flexible                                        9/99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
V5         Get It Together Application Form - Together     MAR304/9511 and          From Dec 1999
           Northern Rock plc                               12/99
----------------------------------------------------------------------------------------------------------------
V6         Get It Together Application Form                MAR304. 6/00             From Jun 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
           NB From Aug 2002 the Mortgage Application
           Forms from L17 appear to also be used for
           the Together/Together Connections products.
----------------------------------------------------------------------------------------------------------------
W          Together Credit/Loan Agreements
----------------------------------------------------------------------------------------------------------------
W1         Credit Agreement Regulated by the Consumer      DDL1/0299 on             From Feb 1999
           Credit Act 1974 - Drawdown Loan -Original,      Original
           First and Second Copies (each with Terms and    DDL2/0299 on
           Conditions)                                     First Copy
           Northern Rock plc                               DDL3/0299 on
           [Used for Together Flexible Loans up to         Second Copy
           (GBP)25,000]                                    DDLB/0299 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W2         Credit Agreement Regulated by the Consumer      TFCA1/1099 on            From Oct 1999
           Credit Act 1974 - Drawdown Loan - Original,     Original                 [In conjunction with Together
           First Copy and Second Copy (each with Terms and TFCA2/1099 on            Flexible Mortgages.
           Conditions)                                     First Copy
           Northern Rock plc                               TFCA3/1099 on
           [Used for Together Flexible Loans up to         Second Copy
           (GBP)25,000]                                    TFCAB/1099 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------


                                                        59

-----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                Usage period and notes
-----------------------------------------------------------------------------------------------------------------
W3         Credit Agreement Regulated by the Consumer      TFIX1/0200 on            From Feb 2000
           Credit Act 1974 - Together Fixed - Original,    Original                 [In conjunction with Together
           First Copy and Second Copy (each with Terms and TFIX2/0200 on            Fixed Mortgages.]
           Conditions on reverse)                          First Copy
           Northern Rock plc                               TFIX3/0200 on
           [Used for Together Fixed Loans up to            Second Copy
           (GBP)25,000]                                    TFIXB/0200 on
                                                           Conditions
-----------------------------------------------------------------------------------------------------------------
W4         Credit Agreement Regulated by the Consumer      TVCA1/0200 on            From Feb 2000
           Credit Act 1974 - Together Variable - Original, Original                 [In conjunction with Together
           First Copy and Second Copy (each with Terms and TVCA2/0200 on            Variable Mortgages.]
           Conditions on reverse)                          First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans up to         Second Copy
           (GBP)25,000]                                    TVCAB/0200 on
                                                           Conditions
-----------------------------------------------------------------------------------------------------------------
W5         Credit Agreement Regulated by the Consumer      TVCA1/0200 on            From Jan 2001
           Credit Act 1974 - Together Variable - Original, Original                 [In conjunction with Together
           First Copy and Second Copy (each with Terms and TVCA2/0200 on            Variable Mortgages.]
           Conditions on reverse)                          First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans up to         Second Copy
           (GBP)25,000]                                    TVCAB/0101 on
                                                           Conditions
-----------------------------------------------------------------------------------------------------------------
W6         Credit Agreement Regulated by the Consumer      TVCA1/0200 on            From May 2001
           Credit Act 1974 - Together Variable - Original, Original                 [In conjunction with Together
           First Copy and Second Copy (each with Terms and TVCA2/0200 on            Variable Mortgages.]
           Conditions on reverse)                          First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans up to         Second Copy
           (GBP)25,000]                                    TVCAB/0501 on
                                                           Conditions
-----------------------------------------------------------------------------------------------------------------
W7         Credit Agreement Regulated by the Consumer      TVCA1/0200 on            From Aug 2001
           Credit Act 1974 - Together Variable - Original, Original                 [In conjunction with Together
           First Copy and Second Copy (each with Terms and TVCA2/0200 on            Variable Mortgages.]
           Conditions on reverse)                          First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans up to         Second Copy
           (GBP)25,000]                                    TVCAB/0801 on
                                                           Conditions
-----------------------------------------------------------------------------------------------------------------
W8         Credit Agreement Regulated by the Consumer      TVCA1/0200 on            From Aug 2001
           Credit Act 1974 - Together Variable - Original, Original                 [In conjunction with Together
           First Copy and Second Copy (each with Terms and TVCA2/0200 on            Variable Mortgages.]
           Conditions on reverse)                          First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans up to         Second Copy
           (GBP)25,000]                                    TVCAB/1001 on
                                                           Conditions
-----------------------------------------------------------------------------------------------------------------
W9         Credit Agreement Regulated by the Consumer      CATC/0502 on             From May 2002
           Credit Act 1974 - Drawdown Loan -Original,      Original, First
           First and Second Copies (each with Terms and    Copy, Second
           Conditions)                                     Copy and on
           Northern Rock plc                               Conditions
           [Used for Together Flexible Loans up to
           (pound)25,000]
-----------------------------------------------------------------------------------------------------------------


                                                        60

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference        Usage period and notes
----------------------------------------------------------------------------------------------------------------
W10        Credit Agreement Regulated by the Consumer      ABTC/0802 on             From Aug 2002
           Credit Act 1974 - Together Fixed - Original,    Original, First          [In conjunction with Together
           First Copy and Second Copy (each with Terms and Copy, Second             Fixed Mortgages.]
           Conditions on reverse)                          Copy and on
           Northern Rock plc                               Conditions
           [Used for Together Fixed Loans up
           to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
W11        Credit Agreement Regulated by the Consumer      TVCAB/0902 on Original,  From Sep 2002 [In
           Credit Act 1974 - Together Variable -           First Copy, Second Copy  conjunction with Together
           Original, First Copy and Second Copy (each      and on Conditions        Variable Mortgages.]
           with Terms and Conditions on reverse)
           Northern Rock plc [Used for Together Variable
           Loans up to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
W12        Credit Agreement Regulated by the Consumer      03/02 on                 From Mar 2002
           Credit Act 1974 - Original, First Copy and      Original, First
           Second Copy                                     Copy and Second
           "MPU" Drawdown Loan Agreement                   Copy
           Northern Rock plc                               CATC/0502 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W13        Credit Agreement Regulated by the Consumer                               From Aug 2002
           Credit Act 1974 - Together Variable - Original,
           First Copy and Second Copy
           "MPU" Unsecured Loan Agreement
           Northern Rock plc
           [Incorporates "where applicable" Together
           Connection Conditions]
----------------------------------------------------------------------------------------------------------------
W14        Credit Agreement Regulated by the Consumer      TFWT/0703                From Jul 2003
           Credit Act 1974 - Together Fixed with Tracker -
           Original, First Copy, Second Copy and Terms and
           Conditions
           Northern Rock plc
           [New version of Together Credit Agreement for
           Fixed Rate with Follow on BOE Tracker - Product
           first introduced 25.7.03.  Runs alongside
           existing Together (Variable & Fixed Rate
           versions) Credit Agreement]
----------------------------------------------------------------------------------------------------------------
W15        Credit Agreement Regulated by the Consumer      DTCAB/0903 on            In conjunction with Together
           Credit Act 1974 - Together Discount Tracker -   Conditions               Connections Conditions.
           Original, First Copy and Second Copy (each with
           Terms and Conditions on reverse)
           Northern Rock plc

----------------------------------------------------------------------------------------------------------------
X          Conditions for Together products
           (including Together Connection Options - eg
           Savings Account Applications/ Agreements etc)
----------------------------------------------------------------------------------------------------------------
X1         Together Variable - Credit Card Application     [  ]                     From [   ]
           (with Terms and Conditions on reverse)                                   In conjunction with Together
           Northern Rock plc                                                        Connections Conditions.
----------------------------------------------------------------------------------------------------------------
X2         Together Variable - Credit Card Application     CV4/1000                 From Oct 2000
           (with Terms and Conditions on reverse)                                   In conjunction with Together
           Northern Rock plc                                                        Connections Conditions.
                                                                                    [REQUEST BETTER COPY]
----------------------------------------------------------------------------------------------------------------


                                                        61

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                Usage period and notes
----------------------------------------------------------------------------------------------------------------
X3         Northern Rock Credit Card Application Form      MAR 151/M9C              From Mar 1999
           (with Terms and Conditions)                     22.3.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X4         Together Connection Conditions                  MAR422 1.5.01            From Jan 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X5         Northern Rock Mortgage Credit Card              [CCL/80A/2]              From Mar 2001
           (with Terms and Conditions on reverse)          (CCL/ATA/2
           Northern Rock plc                               15.3.2001 on
                                                           Conditions)
----------------------------------------------------------------------------------------------------------------
X6         together connections Save Direct Terms and      MAR 435/11676            From May 2001
           Conditions                                      1.5.2001
----------------------------------------------------------------------------------------------------------------
X7         together connections Current Account Terms and  MAR 436/11333            From May 2001
           Conditions                                      1.5.2001
----------------------------------------------------------------------------------------------------------------
X8         Northern Rock Credit Card Application Form      MAR 341 9.7.2001         From Jul 2001
           (with Terms and Conditions on reverse)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X9         Options for Your together connection Mortgage   MAR 472/12369            From Mar 2002
           [leaflet]                                       15.3.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X10        Together Connection Conditions                  MAR 422 7.8.02           From Aug 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X11        Sample Special Conditions for Together                                   From 30 Aug 2002
           Connections Mortgage (incorporating Doc X4 by                            (including New Mortgage
           reference)                                                               Product Statement of
           Northern Rock plc                                                        Requirements memo)
----------------------------------------------------------------------------------------------------------------
X12        Sample Special Conditions for Together Mortgage                          From 30 Aug 2002
           (5 Year Flexible Tracker Rate)                                           (including New Mortgage
           Northern Rock plc                                                        Product Statement of
                                                                                    Requirements memo)
----------------------------------------------------------------------------------------------------------------
X13        Covering Letter to Borrower enclosing Together
           Connections Options Docs X9 and X23
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X14        Sample Covering Letter to Borrower regarding    31 Oct 2002              Mr P Livingstone and Miss C
           Completion of a Together Connections Loan                                M Bell (App No 10374507)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X15        Sample Special Conditions for Together Variable                          from 9 Jan 2003
           loans
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X16        Sample Special Conditions for Together                                   from 9 Jan 2003
           Connections mortgage loans - 5 year discounted
           tracker
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X17        Sample Special Conditions for Together Fixed                             from 9 Jan 2003
           mortgage loans - 2, 3, 5 and 7 year fixed
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X18        Sample Special Conditions for Together                                   from 9 Jan 2003
           Exclusives Fixed mortgage loans - 2, 3, 5
           and 7 year fixed Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X19        Sample Special Conditions for Together                                   from 9 Jan 2003
           Exclusives mortgage loans
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                                        62

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                Usage period and notes
----------------------------------------------------------------------------------------------------------------
X20        Together Connection Conditions                  MAR 631                  From Nov 2002
           Northern Rock plc                               27.11.02
----------------------------------------------------------------------------------------------------------------
X21        Together Connection Savings Options Form        MAR 635/1.03             From Jan 2003
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X22        Connections Terms and Conditions Save Direct    MAR 633/14478            Valid until further notice
                                                                                    1 Jan 2004
----------------------------------------------------------------------------------------------------------------
X23        Connections Terms and Conditions Current        MAR 634/14478            Valid until further notice
           Account                                                                  1 Jan 2004
----------------------------------------------------------------------------------------------------------------
X24        Pro-forma Letter to Borrower regarding                                   31 Oct 2002
           Completion of a Together Connections Loan
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
Y          Mortgage Deeds
----------------------------------------------------------------------------------------------------------------
Y1         Mortgage Deed (HMLR filing ref MD 542Q)                                  From Feb 1999
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Y2         Mortgage Deed (HMLR filing ref MD 542T)         SOL 1                    From Oct 1999 ?
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Y3         Mortgage Deed (HMLR filing ref MD542Q)                                   From Feb 1999
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Y4         Mortgage Deed (HMLR filing ref MD542T)          SOL 1                    From Oct 1999
           Northern Rock plc [Together Flexible]
----------------------------------------------------------------------------------------------------------------
Y5         Mortgage Deed (HMLR filing ref MD542T)          SOL 1 08/00.             From Aug 2000
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Y6         Mortgage Deed (HMLR filing ref MD542Z)          SOL 1 02/01.             From Feb 2001
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Z          Supplementary Instructions to Solicitors
----------------------------------------------------------------------------------------------------------------
Z1         [Together Mortgage - Reminder of documents to
           be sent with Report on Title]
----------------------------------------------------------------------------------------------------------------
Z2         [Notice - Unsecured funds not available for     UE1/0700                 From Jul 2000
           purchase of property]
----------------------------------------------------------------------------------------------------------------
Z3         "Together" Flexible Loan Drawdown Loan
           Agreement - Addendum to Instructions to
           Solicitors/Licensed Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)
----------------------------------------------------------------------------------------------------------------
Z4         "Together" Flexible Loan Drawdown Loan          TFDA/0700                From Jul 2000
           Agreement - Addendum to Instructions to
           Solicitors/Licensed Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)
----------------------------------------------------------------------------------------------------------------
Z5         "Together" Loan Drawdown Loan Agreement -       TFDA/0501                From May 2001
           Addendum to Instructions to Solicitors/Licensed
           Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)
----------------------------------------------------------------------------------------------------------------
Z6         Loan Drawdown Loan Agreement - Addendum to      A2S/0502                 From May 2002
           Instructions to Solicitors/Licensed
           Conveyancers
           (refers to Together Connections Mortgages)
----------------------------------------------------------------------------------------------------------------


                                                        63

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                Usage period and notes
----------------------------------------------------------------------------------------------------------------
Z7         Drawdown Loan Agreement - Addendum to           A2S/0702                 From Jul 2002
           Instructions to Solicitors/Licensed
           Conveyancers
           (refers to Together Connections Mortgages)
----------------------------------------------------------------------------------------------------------------


                                               Part 5 Personal Loans

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA         Personal Loans
----------------------------------------------------------------------------------------------------------------
AA1        Personal Loans - An Introduction                DEV 376                  From 1 Apr 1996
           Northern Rock Building Society                  01.4.1996
----------------------------------------------------------------------------------------------------------------
AA2        Secured Personal Loans - An Introduction        DEV 456                  From 1 Jul 1997
           Northern Rock Building Society                  01.7.1997
----------------------------------------------------------------------------------------------------------------
AA3        NOT USED
----------------------------------------------------------------------------------------------------------------
AA4        Secured Personal Loans - An Introduction        MAR 3                    From 1 Oct 1997
           Northern Rock plc                               01.10.1997
----------------------------------------------------------------------------------------------------------------
AA5        Secured Personal Loans - An Introduction        MAR 3                    From 15 Dec 1997
           Northern Rock plc                               15.12.1997
----------------------------------------------------------------------------------------------------------------
AA6        Secured Personal Loans - An Introduction        MAR 3                    From 12 Feb 1998
           Northern Rock plc                               12.2.1998
----------------------------------------------------------------------------------------------------------------
AA7        Secured Personal Loans - An Introduction        MAR 3/8208               From 1 Jun 1998
           Northern Rock plc                               01.06.1998
----------------------------------------------------------------------------------------------------------------
AA8        Secured Personal Loans - An Introduction        MAR 3/9195               From 20 Aug 1999
           Northern Rock plc                               20.8.1999
----------------------------------------------------------------------------------------------------------------
AA9        Give me the Facts - Secured Loans Explained     MAR 3/9668               From 4 Mar 2000
           Northern Rock plc                               04.3.2000
----------------------------------------------------------------------------------------------------------------
AA10       Give me the Facts - Secured Loans Explained     MAR 3/11279              From 10 May 2001
           Northern Rock plc                               10.5.2001
----------------------------------------------------------------------------------------------------------------
AA11       Secured Loans Explained                         MAR 3/12506              From 4 May 2002
           Northern Rock plc                               04.5.2002
----------------------------------------------------------------------------------------------------------------
AA12       We can fix it - A Secured Personal Loan         MAR 124/8813             From 1 Jun 1998
           Northern Rock plc                               01.6.1998
----------------------------------------------------------------------------------------------------------------
AA13       We can fix it - A Secured Personal Loan         MAR 125/8664             From 22 Jan 1999
           Northern Rock plc                               22.1.1999
----------------------------------------------------------------------------------------------------------------
AA14       We can fix it - A Secured Personal Loan         MAR 125/9459             From 1 Nov 1999
           Northern Rock plc                               01.11.1999
----------------------------------------------------------------------------------------------------------------
AA15       We can fix it - A Secured Personal Loan         MAR 125/9714             From 17 Jan 2000
           Northern Rock plc                               17.1.2000
----------------------------------------------------------------------------------------------------------------
AA16       Let Me Plan Ahead - Secured Loans with a Fixed  MAR 125/11038            From 21 Feb 2001
           Rate                                            21.2.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA17       Let Me Plan Ahead - Secured Loans with a Fixed  MAR 125/11216            From 6 Apr 2001
           Rate                                            06.4.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA18       Let Me Plan Ahead - Secured Loans with a Fixed  MAR 125/11815            From 19 Sep 2001
           Rate                                            19.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                                         64

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA19       I Want to Plan Ahead - Secured Loans with a     MAR 125/12507            From May 2002
           Fixed Rate                                      May 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA20       Secured Personal Loans - A guide to costs       DEV 220                  From 14 Jul 1995
           Northern Rock Building Society                  14.7.1995
----------------------------------------------------------------------------------------------------------------
AA21       Secured Personal Loans - A guide to costs       DEV 220                  From 16 Oct 1995
           Northern Rock Building Society                  16.10.1995
----------------------------------------------------------------------------------------------------------------
AA22       Secured Personal Loans - A guide to costs       DEV 220                  From 28 Nov 1995
           Northern Rock Building Society                  28.11.1995
----------------------------------------------------------------------------------------------------------------
AA23       Secured Personal Loans - A guide to costs       DEV 220                  From 15 Feb 1996
           Northern Rock Building Society                  15.2.1996
----------------------------------------------------------------------------------------------------------------
AA24       Secured Personal Loans - A guide to costs       DEV 376                  From 1 Apr 1996
           Northern Rock Building Society                  01.4.1996
----------------------------------------------------------------------------------------------------------------
AA25       Secured Personal Loans - A guide to costs       DEV 377                  From 22 Apr 1996
           Northern Rock Building Society                  22.4.1996
----------------------------------------------------------------------------------------------------------------
AA26       Secured Personal Loans - A guide to costs       DEV 377                  From 25 Aug 1996
           Northern Rock Building Society                  25.8.1996
----------------------------------------------------------------------------------------------------------------
AA27       Secured Personal Loans - A guide to costs       DEV 377                  From 23 Oct 1996
           Northern Rock Building Society                  23.10.1996
----------------------------------------------------------------------------------------------------------------
AA28       Secured Personal Loans - A guide to costs       DEV 377                  From 3 Jan 1997
           Northern Rock Building Society                  03.1.1997
----------------------------------------------------------------------------------------------------------------
AA29       Secured Personal Loans - A guide to costs       DEV 377                  From 1 Mar 1997
           Northern Rock Building Society                  01.3.1997
----------------------------------------------------------------------------------------------------------------
AA30       Secured Personal Loans - A guide to costs       DEV 377                  From 7 Apr 1997
           Northern Rock Building Society                  07.4.1997
----------------------------------------------------------------------------------------------------------------
AA31       Secured Personal Loans - A guide to costs       DEV 377                  From 1 May 1997
           Northern Rock Building Society                  01.5.1997
----------------------------------------------------------------------------------------------------------------
AA32       Secured Personal Loans - A guide to costs       DEV 457                  From 23 Jul 1997
           Northern Rock Building Society                  23.7.1997
----------------------------------------------------------------------------------------------------------------
AA33       Secured Personal Loans - A guide to costs       DEV 457                  From 18 Aug 1997
           Northern Rock plc                               18.8.1997
----------------------------------------------------------------------------------------------------------------
AA34       Secured Personal Loans - A guide to costs       MAR 4                    From 1 Oct 1997
           Northern Rock plc                               01.10.1997
----------------------------------------------------------------------------------------------------------------
AA35       Secured Personal Loans - A guide to costs       MAR 4                    From 1 Dec 1997
           Northern Rock plc                               01.12.1997
----------------------------------------------------------------------------------------------------------------
AA36       Secured Personal Loans - A guide to costs       MAR 4/8208               From 1 Jun 1998
           Northern Rock plc                               01.6.1998
----------------------------------------------------------------------------------------------------------------
AA37       Secured Personal Loans - A guide to costs       MAR 4/8267               From 3 Jul 1998
           Northern Rock plc                               03.7.1998
----------------------------------------------------------------------------------------------------------------
AA38       Secured Personal Loans - A guide to costs       MAR 4/8748               From 1 Jan 1999
           Northern Rock plc                               01.2.1999
----------------------------------------------------------------------------------------------------------------
AA39       Secured Personal Loans - A guide to costs       MAR 4/9155               From 24 Jul 1999
           Northern Rock plc                               24.7.1999
----------------------------------------------------------------------------------------------------------------
AA40       Secured Personal Loans - A guide to costs       MAR 4/9358               From 1 Oct 1999
           Northern Rock plc                               01.10.1999
----------------------------------------------------------------------------------------------------------------
AA41       Secured Personal Loans - A guide to costs       MAR 4/9680               From 5 Feb 2000
           Northern Rock plc                               05.2.2000
----------------------------------------------------------------------------------------------------------------


                                                         65

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA42       Give me the figures - Secured Loan Costs in     MAR 4/9668               From 4 Mar 2000
           Black and White                                 04.3.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA43       Give me the figures - Secured Loan Costs in     MAR 4/11007              From 3 Mar 2001
           Black and White                                 03.3.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA44       Give me the figures - Secured Loan Costs in     MAR 4/11138              From 1 May 2001
           Black and White                                 01.5.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA45       Give me the figures - Secured Loan Costs in     MAR 4/11313              From 10 May 2001
           Black and White                                 10.5.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA46       Give me the figures - Secured Loan Costs in     MAR 4/11619              From 1 Sep 2001
           Black and White                                 01.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA47       Give me the figures - Secured Loan Costs in     MAR 4/11814              From 6 Oct 2001
           Black and White                                 06.10.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA48       Give me the figures - Secured Loan Costs in     MAR 4/12015              From 8 Nov 2001
           Black and White                                 08.11.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA49       Give me the figures - Secured Loan Costs in     MAR 4/12449              From 1 Dec 2001
           Black and White                                 01.12.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA50       Secured Loans - Costs in Black and White        MAR4/13517               Valid until further notice
           Northern Rock plc                               8.2.03                   8.2.03
----------------------------------------------------------------------------------------------------------------
AA51       Secured Personal Loans - A guide to costs       Dev. 220                 Valid until further notice
                                                                                                      1 Jan 95
----------------------------------------------------------------------------------------------------------------
AA52       Flexible borrowing on your mortgage - Secured   Dev. 182                 Valid until further notice
           Personal Loans. The Flexible Plan                                                          1 Jan 95
----------------------------------------------------------------------------------------------------------------
AA53       Borrowing a fixed amount on your mortgage -     Dev. 181                  Valid until further notice
           Secured Personal Loans. The Fixed Sum Plan                                                  1 Jan 95
----------------------------------------------------------------------------------------------------------------
AA54       Secured Personal Loans - A guide to costs       Dev. 220                  Valid until further notice
                                                                                                      12 Jun 95
----------------------------------------------------------------------------------------------------------------
AA55       Secured Personal Loans - The Flexible Plan      Dev. 182                  Valid until further notice
                                                                                                      12 Jun 95
----------------------------------------------------------------------------------------------------------------
AA56       Secured Personal Loans - The Fixed Sum Plan -   Dev. 181                  Valid until further notice
           Hard to Beat                                                                               12 Jun 95
----------------------------------------------------------------------------------------------------------------
AA57       Secured Personal Loans - The Fixed Sum Plan -   Dev. 181                  Valid until further notice
           Hard to Beat                                                                               28 Nov 95
----------------------------------------------------------------------------------------------------------------
AA58       Deed of Variation of Mortgage and Receipt for   SEC40/10.97                                 Oct 1997
           Further Advance
----------------------------------------------------------------------------------------------------------------
AA59       Deed of Variation of Security and Receipt for   ADV152./10.97                               Oct 1997
           Further Advance
----------------------------------------------------------------------------------------------------------------
AA60       Receipt for Further Advance                     ADV60./10.97                                Oct 1997
----------------------------------------------------------------------------------------------------------------
AA61       Report on Title (Scotland)                      ADV268./10.97                               Oct 1997
----------------------------------------------------------------------------------------------------------------
AA62       Standard Security                               SEC53/10.97                                 Oct 1997
----------------------------------------------------------------------------------------------------------------


                                                         66


----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA63       Secured Personal Loans - A guide to costs -     MAR 4/8748               Valid until further notice
           Hard to Beat                                                                               1 Feb 99
----------------------------------------------------------------------------------------------------------------
AA64       Mortgage Deed (Flexible Plan) - 3 Copies        MD1/0900                                    Sep 2000
----------------------------------------------------------------------------------------------------------------
AA65       Mortgage Deed (Flexible Plan) - 3 Copies        MD3/0900                                    Sep 2000
----------------------------------------------------------------------------------------------------------------
AA66       Changes in Ownership of Mortgaged Property      ADV54.11/00                                 Nov 2000
----------------------------------------------------------------------------------------------------------------
AA67       Pay Safe - Payment Protection                   MAR8/11165                Valid until further notice

                                                                                                     1 May 2001
----------------------------------------------------------------------------------------------------------------
AA68       Re-Advance/Further Advance Receipt              SEC37/07.01                                 Jul 2001
----------------------------------------------------------------------------------------------------------------
AA69       The Mortgage Code - You and your mortgage       03/02                                       Mar 2002
----------------------------------------------------------------------------------------------------------------
AA70       I want to plan ahead - Secured Loans with a     MAR125/12507              Valid until further notice
           Fixed Rate
                                                                                                     4 May 2002
----------------------------------------------------------------------------------------------------------------
AA71       Tell a Friend about our Mortgages and           MAR507/12836              Valid until further notice
           (GBP)50 could be yours
                                                                                                      Jul  2002
----------------------------------------------------------------------------------------------------------------
AA72       Insurance - I need you to be there sometimes    MAR389/12950              Valid until further notice

                                                                                                       Sep 2002
----------------------------------------------------------------------------------------------------------------
AA73       Loan Agreement (Flexible Plan) - 3 Copies       ACR2Z/0103                                  Jan 2003
                                                           (ACR2A/1000,
                                                           ACR2B/1000,
                                                           ACR2C/1000)
----------------------------------------------------------------------------------------------------------------
AA74       Credit Agreement Regulated by the Consumer      ACR1Z/0103                                  Jan 2003
           Credit Act 1974 (Flexible Plan) - 3 Copies      (ACR1A/1000,
                                                           ACR1B/1000,
                                                           ACR1C/1000)
----------------------------------------------------------------------------------------------------------------
AA75       Credit Agreement Regulated by Consumer Credit   ACR3Z/0103                                  Jan 2003
           Act 1974 - 3 Copies
----------------------------------------------------------------------------------------------------------------
AA76       Secured Loans Explained                         MAR3/13518                Valid until further notice

                                                                                                     7 Feb 2003
----------------------------------------------------------------------------------------------------------------
AA77       Credit Agreement Regulated by the Consumer      MD1/0900                                 19 Feb 2003
           Credit Act 1974 (Omiga Flexible Plan) +
           Mortgage Deed
----------------------------------------------------------------------------------------------------------------
AA78       Credit Agreement Regulated by the Consumer      SEC54/04.98                              19 Feb 2003
           Credit Act 1974 (Omiga PSL Base) + Mortgage
           Deed
----------------------------------------------------------------------------------------------------------------
AA79       Credit Agreement Regulated by the Consumer      SEC54/04.98                              19 Feb 2003
           Credit Act 1974 (Omiga PSL Fixed) + Mortgage
           Deed
----------------------------------------------------------------------------------------------------------------
AA80       Secured Loans - Costs in Black and White        MAR 4/14011               Valid until further notice
                                                                                                      14 Jul 03
----------------------------------------------------------------------------------------------------------------


                                                         67

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                 Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA81       Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS01/AG/*
           re. Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA82       Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS02/AG/*
           re. Loan Documents for Signature
----------------------------------------------------------------------------------------------------------------
AA83       Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS03/AG/*
           re. Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA84       Pro-forma Letter from A Gadomski  re. Further   (PLN)/PERS04/AG/*
           Advance
----------------------------------------------------------------------------------------------------------------
AA85       Form attached to (PLN)/PERS04/AG/*              (PLN)/PERS05/AG/*
----------------------------------------------------------------------------------------------------------------
AA86       Pro-forma Letter from A Gadomski re. Personal   (PLN)/PERS06/AG/*
           Secured Loan
----------------------------------------------------------------------------------------------------------------
AA87       Pro-forma Letter from A Gadomski  re. Personal  (PLN)/PERS06RA/AG/*
           Secured Loan
----------------------------------------------------------------------------------------------------------------
AA88       Pro-forma Letter from A Gadomski re. Personal   (PLN)/PERS07/AG/*
           Secured Loan
----------------------------------------------------------------------------------------------------------------
AA89       Pro-forma Letter from A Gadomski  re.           (PLN)/PERS08/AG/*
           Postponement of Second Charge
----------------------------------------------------------------------------------------------------------------
AA90       Pro-forma Deed of Postponement                  (PLN)/PERS09
----------------------------------------------------------------------------------------------------------------
AA91       Pro-forma Deed of Postponement                  (PLN)/PERS10
----------------------------------------------------------------------------------------------------------------
AA92       Pro-forma Deed of Postponement                  (PLN)/
                                                           PERS10A
----------------------------------------------------------------------------------------------------------------
AA93       Pro-forma Letter from A Gadomski re. Repayment  (PLN)/PERS11/AG/*
           of Loan
----------------------------------------------------------------------------------------------------------------
AA94       Pro-forma Letter from A Gadomski  re. Repayment (PLN)/PERS11A/AG/*
           of Loan
----------------------------------------------------------------------------------------------------------------
AA95       Pro-forma Letter from A Gadomski re.            (PLN)/PERS12/AG/*
           Application for Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA96       Mortgage Deed (Relating to a Regulated          MD2/0900 and
           Agreement under the Consumer Credit Act 1974)   MD2B/0900
           - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------
AA97       Credit Agreement regulated by the Consumer      CA127Z/0900
           Credit Act 1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------
AA98       Credit Agreement Regulated by the Consumer      CA126Z/0103
           Credit Act 1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------
AA99       Credit Agreement Regulated by the Consumer      CA138Z/0900
           Credit Act 1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------


                                                         68

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                 Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA100      Credit Agreement Regulated by the Consumer      CA125Z/0102
           Credit Act 1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------
AA101      Re-Advance/Further Advance Receipt (Omiga
           Further Advance)
----------------------------------------------------------------------------------------------------------------
AA102      Deed of Variation of Mortgage and Receipt for
           Further Advance (Omiga Further Advance)
----------------------------------------------------------------------------------------------------------------
AA103      English Flexible Plan Paragraphs
----------------------------------------------------------------------------------------------------------------
AA104      English PSL Paragraphs
----------------------------------------------------------------------------------------------------------------
AA105      Further Advance Paragraphs
----------------------------------------------------------------------------------------------------------------
AA106      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS13/AG/*
           re. Offer of Further Advance
----------------------------------------------------------------------------------------------------------------
AA107      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS14/AG/*
           re. Further Advance Application
----------------------------------------------------------------------------------------------------------------
AA108      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS15/AG/*
           re. Further Advance Application
----------------------------------------------------------------------------------------------------------------
AA109      Pro-forma Letter from A Gadomski  re. Further   (PLN)/PERS16/AG/*
           Advance
----------------------------------------------------------------------------------------------------------------
AA110      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS17/AG/*
           re. Offer of Further Advance
----------------------------------------------------------------------------------------------------------------
AA111      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS18/AG/*
           re. Further Advance Application
----------------------------------------------------------------------------------------------------------------
AA112      Pro-forma Letter from A Gadomski re.            (PLN)/PERS19/AG/*
           Postponement of Second Charge
----------------------------------------------------------------------------------------------------------------
AA113      Deed of Postponement                            (PLN)/PERS20
----------------------------------------------------------------------------------------------------------------
AA114      Deed of Postponement                            (PLN)/PERS21
----------------------------------------------------------------------------------------------------------------
AA115      Deed of Postponement                            (PLN)/PERS21A
----------------------------------------------------------------------------------------------------------------
AA116      Deed of Postponement                            (PLN)/PERS21A
----------------------------------------------------------------------------------------------------------------
AA117      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS22/AG/*
           re. Further Advance
----------------------------------------------------------------------------------------------------------------
AA118      Pro-forma Letter from A Gadomski re. Additional (PLN)/PERS22A/AG/*
           Advance
----------------------------------------------------------------------------------------------------------------
AA119      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS24AG/*
           re. Personal Secured Loan, Further Advance
----------------------------------------------------------------------------------------------------------------
AA120      Pro-forma Letter from A Gadomski re. Repayment  (PLN)/PERS25AG/*
           of Loan
----------------------------------------------------------------------------------------------------------------


                                                         69

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                 Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA121      Pro-forma Letter from A Gadomski re. Personal   (PLN)/PERS26AG/*
           Secured Loan
----------------------------------------------------------------------------------------------------------------
AA122      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS28AG/*
           re. Additional Advance Application
----------------------------------------------------------------------------------------------------------------
AA123      Pro-forma Letter from A Gadomski re.            (PLN)/PERS30AG/*
           Postponement of Second Charge
----------------------------------------------------------------------------------------------------------------
AA124      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS31AG/*
           re. Redemption Figure Request
----------------------------------------------------------------------------------------------------------------
AA125      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS37AG/*
           re. Application for Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA126      Pro-forma Letter from A Gadomski re. Personal   (PLN)/PERS39AG/*
           Secured Loan
----------------------------------------------------------------------------------------------------------------
AA127      Form acknowledging receipt of advance           (PLN)/PERS40
----------------------------------------------------------------------------------------------------------------
AA128      Form re. Certificate of Consent                 (PLN)/PERS41
----------------------------------------------------------------------------------------------------------------
AA129      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS50/AG/*
           re. Release and Discharge
----------------------------------------------------------------------------------------------------------------
AA130      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS51/AG/*
           re. Release and Discharge
----------------------------------------------------------------------------------------------------------------
AA131      Application for a Further Advance Loan          (PLN)/PERS38/AG/*
----------------------------------------------------------------------------------------------------------------
AA132      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS52/AG/*
           re. Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA133      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS53/AG/*
           re. Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA134      Deed of Postponement                            (PLN)/PERS21B
----------------------------------------------------------------------------------------------------------------
AA135      Deed of Postponement                            (PLN)/PERS10B
----------------------------------------------------------------------------------------------------------------
AA136      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX01/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA137      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX02/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA138      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX03/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA139      Application for Flexible Plan Loan              (PLN)/FLEX04/SO/*
----------------------------------------------------------------------------------------------------------------
AA140      Pro-forma Letter from A Gadomski re.            (PLN)/FLEX05/AG/*
           Postponement of Second Charge
----------------------------------------------------------------------------------------------------------------


                                                         70


----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                 Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA141      Deed of Postponement                            (PLN)/FLEX06
----------------------------------------------------------------------------------------------------------------
AA142      Deed of Postponement                            (PLN)/FLEX07
----------------------------------------------------------------------------------------------------------------
AA143      Deed of Postponement                            (PLN)/FLEX07A
----------------------------------------------------------------------------------------------------------------
AA144      Pro-forma Letter from A Gadomski re. Repayment  (PLN)/FLEX08/AG/*
           of Loan
----------------------------------------------------------------------------------------------------------------
AA145      Pro-forma Letter from A Gadomski re. Repayment  (PLN)/FLEX08A/AG/*
           of Loan
----------------------------------------------------------------------------------------------------------------
AA146      Pro-forma Letter from A Gadomski re.            (PLN)/FLEX09/AG/*
           Application from Borrower
----------------------------------------------------------------------------------------------------------------
AA147      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX10/AG/*
           Plan Loan
----------------------------------------------------------------------------------------------------------------
AA148      Pro-forma Letter from A Gadomski re. Personal   (PLN)/FLEX11/AG/*
           Secured Loan
----------------------------------------------------------------------------------------------------------------
AA149      Extract from Title Deeds                        (PLN)/FLEX12/SO/*
----------------------------------------------------------------------------------------------------------------
AA150      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX13/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA151      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX14/AG/*
           Plan Loan
----------------------------------------------------------------------------------------------------------------
AA152      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX14RA/AG/*
           Plan Loan
----------------------------------------------------------------------------------------------------------------
AA153      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX15/AG/*
           Plan Loan
----------------------------------------------------------------------------------------------------------------
AA154      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX15RA/AG/*
           Plan Loan
----------------------------------------------------------------------------------------------------------------
AA155      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX16/AG/*
           Plan Loan
----------------------------------------------------------------------------------------------------------------
AA156      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX24/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA157      Pro-forma Letter from A Gadomski  re. Title     (PLN)/FLEX25/AG/*
           Deeds
----------------------------------------------------------------------------------------------------------------
AA158      Pro-forma Letter from A Gadomski  re. Title     (PLN)/FLEX25A/AG/*
           Deeds
----------------------------------------------------------------------------------------------------------------
AA159      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX26/AG/*
           re. Proposed Further Advance
----------------------------------------------------------------------------------------------------------------


                                                         71


----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                 Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA160      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX27/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA161      Pro-forma Letter from A Gadomski  re. Further   (PLN)/FLEX26B/AG/*
           Advance Loan
----------------------------------------------------------------------------------------------------------------
AA162      Pro-forma Letter from A Gadomski  re. Further   (PLN)/FLEX26A/AG/*
           Advance Loan
----------------------------------------------------------------------------------------------------------------
AA163      Pro-forma Letter from A Gadomski  re. Further   (PLN)/FLEX25B/AG/*
           Advance Loan
----------------------------------------------------------------------------------------------------------------
AA164      Pro-forma Letter from A Gadomski  re. Property  (PLN)/FLEX25C/AG/*
----------------------------------------------------------------------------------------------------------------
AA165      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX28/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA166      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX29/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA167      Deed of Postponement                            (PLN)/FLEX07B
----------------------------------------------------------------------------------------------------------------
AA168      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX26/AG/*
           re. Proposed Further Advance
----------------------------------------------------------------------------------------------------------------
AA169      Certificate of Consent
----------------------------------------------------------------------------------------------------------------
AA170      Loan Agreement (Flexible Plan - Scotland)       ACR4Z/0103
           - 3 Copies
----------------------------------------------------------------------------------------------------------------
AA171      Omiga/BMA Branch Pack - For Your Reference
----------------------------------------------------------------------------------------------------------------
AA172
           Secured Personal Loan Application Form          ADV031                                      Jun 2004
----------------------------------------------------------------------------------------------------------------
AA173
           Secured Personal Loan Application Form          ADV031                                      Sept2004
----------------------------------------------------------------------------------------------------------------
AA174
           Secured Personal Loans Explained                MAR 749/15496                            31 Oct 2004
----------------------------------------------------------------------------------------------------------------
AA175
           Secured Personal Loan Application Form          LEG16                                       Nov 2004
----------------------------------------------------------------------------------------------------------------
AA176
           Pro-forma Deed of Postponement
----------------------------------------------------------------------------------------------------------------
AA177
           Pro-forma Deed of Postponement (Flexible
           Mortgage)
----------------------------------------------------------------------------------------------------------------
AA178
           Secured Personal Loan Application Form          LEG16                                     1 Jun 2005
----------------------------------------------------------------------------------------------------------------


                                                         72


                                           Part 5 Non-material documents

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                 Usage period and notes
----------------------------------------------------------------------------------------------------------------
BB
----------------------------------------------------------------------------------------------------------------
BB1        Instructions to Solicitors - Fixed Sum Plan     ADV 269 5.98              From May 1998
           (Scotland)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB2        Instructions to Solicitors - Fixed Sum Plan     ADV 269a 5.98             From May 1998
           (Scotland)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB3        Deed of Variation of Security and Receipt for   SOL009 09/00              From Sep 2000.  Not used by
           Further Advance (Scotland)                                                further advance dept.  Used
           Northern Rock plc                                                         by product transfer dept.
                                                                                     where borrower is switching
                                                                                     product and increasing
                                                                                     borrowing at same time
                                                                                     (only used on older forms of
                                                                                     mortgage conditions
                                                                                     switching from annual rest
                                                                                     mortgage to a daily rest
                                                                                     version.
----------------------------------------------------------------------------------------------------------------
BB4        Help Me Buy to Let - Mortgages for Landlords    MAR 466/11665             From 3 Sep 2001
           Northern Rock plc                               03.9.2001
----------------------------------------------------------------------------------------------------------------
BB5        Help Me Buy to Let - Mortgages for Landlords    MAR 466/11794             From 19 Sep 2001
           Northern Rock plc                               19.9.2001
----------------------------------------------------------------------------------------------------------------
BB6        Help Me Buy to Let - Mortgages for Landlords    MAR 466/11856             From 4 Oct 2001
           Northern Rock plc                               04.10.2001
----------------------------------------------------------------------------------------------------------------
BB7        Help Me Buy to Let - Mortgages for Landlords    MAR 466/11974             From 8 Nov 2001
           Northern Rock plc                               08.11.2001
----------------------------------------------------------------------------------------------------------------
BB8        Help Me Buy to Let - Mortgages for Landlords    MAR 466/12222             From 7 Jan 2002
           Northern Rock plc                               07.1.2002
----------------------------------------------------------------------------------------------------------------
BB9        I want to buy to let - Mortgages for Landlords  MAR 466/12470             From 20 Mar 2002
           Northern Rock plc                               20.3.2002
----------------------------------------------------------------------------------------------------------------
BB10       I want to buy to let - Mortgages for Landlords  MAR 466/12645             From 10 May 2002
           Northern Rock plc                               10.5.2002
----------------------------------------------------------------------------------------------------------------
BB11       I want to buy to let - Mortgages for Landlords  MAR 466/12861             From 26 Jul 2002
           Northern Rock plc                               26.7.2002
----------------------------------------------------------------------------------------------------------------
BB12       I want to buy to let - Mortgages for Landlords  MAR 466/12861             From 6 Aug 2002
           Northern Rock plc                               06.8.2002
----------------------------------------------------------------------------------------------------------------
BB13       I want to buy to let - Mortgages for Landlords  MAR 466/13148             From 21 Oct 2002
           Northern Rock plc                               21.10.2002
----------------------------------------------------------------------------------------------------------------
BB14       I want to buy to let - Mortgages for Landlords  MAR 466/13232             From 8 Nov 2002
           Northern Rock plc                               08.11.2002
----------------------------------------------------------------------------------------------------------------
BB15       Sample Special Conditions for Bradford &                                  From 9 Jan 2003
           Bingley Together Exclusives (Variable)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB16       Sample Special Conditions for Bradford &                                  From 9 Jan 2003
           Bingley Together Exclusives Fixed mortgage
           loans - 2, 3, 5 and 7 year fixed
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB17       Sample Special Conditions for Buy to Let 2 year                           From 9 Jan 2003
           Fixed Rate
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                                         73

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                 Usage period and notes
----------------------------------------------------------------------------------------------------------------
BB18       Sample Special Conditions for Buy to Let 1.5% 5                           From 9 Jan 2003
           year Tracker
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB19       Sample Wording - Buy to Let - Help With Costs
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB20       Sample Special Conditions for HERM Cashplus                               From 9 Jan 2003
           Fixed and Capped/ Exclusive HERM Cashplus Fixed
           and Capped/ SIFA HERM Cashplus Fixed and Capped
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB21       Sample Special Conditions for HERM Standard                               From 9 Jan 2003
           Fixed and Capped/ HERM Standard Fixed and
           Capped Exclusives/ SIFA HERM Standard Fixed and
           Capped
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB22       Sample Special Conditions for Legal & General                             From 9 Jan 2003
           Together Exclusives (Variable)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB23       Sample Special Conditions for Legal & General                            From 9 Jan 2003
           Together Exclusives Fixed mortgage loans - 2,
           3, 5 and 7 year fixed
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB24       I want to buy to let                            MAR 466/13372            From 10 Jan 2003
           Northern Rock plc                               10.01.2003
----------------------------------------------------------------------------------------------------------------
BB25       Confirmation of Identity                        Jan 2002                 From Jan 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB26       Confirmation of Identity                        Sept 2002                From Sep 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB27       Confirmation of Identity                        28 Jan 2003              From 28 Jan 2003
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB28       I need you to be there sometimes [insurance]    MAR 389/12958            From Sep 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB29
           Buy to Let Mortgages                            MAR 750/15840            31.10.04
----------------------------------------------------------------------------------------------------------------
BB30
           Buy to Let Mortgages                            MAR 750                  12.04
----------------------------------------------------------------------------------------------------------------

                            Part 6 Documents Used Only in the Origination of
                                        Connections Mortgages

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                Usage period and notes
----------------------------------------------------------------------------------------------------------------
CC         Brochures
----------------------------------------------------------------------------------------------------------------
CC1        Connections - Current Account Terms and         MAR 634/13347            Valid until further notice -
           Conditions - Small but important                27.11.2002               27.11.2002
----------------------------------------------------------------------------------------------------------------
CC2        Connections - Save Direct Terms and Conditions  MAR 633/13347            Valid until further notice -
           - Small but important                           27.11.2002               27.11.2002
----------------------------------------------------------------------------------------------------------------
CC3        Mortgages - Options for your Connections        MAR 632/13363            Valid until further notice -
           Mortgage                                        27.11.2002               27.11.2002
----------------------------------------------------------------------------------------------------------------
CC4        Mortgages - I Want to Shrink my Mortgage        MAR 625/13245            Valid until further notice -
                                                           27.11.2002               27.11.2002
----------------------------------------------------------------------------------------------------------------


                                                         74

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                Usage period and notes
----------------------------------------------------------------------------------------------------------------
CC5        Connections - What's it going to Cost?          MAR 630/13833            Valid until further notice -
                                                           18.6.2003                18.6.2003
----------------------------------------------------------------------------------------------------------------
CC6        Connections - What's it going to Cost?          MAR 630/13833            Valid until further notice -
                                                           14.7.2003                14.7.2003
----------------------------------------------------------------------------------------------------------------
CC7        Connections - What's it going to Cost?          MAR 630/13833            Valid until further notice -
                                                           25/7/2003                25.7.2003
----------------------------------------------------------------------------------------------------------------
CC8        Connections - What's it going to Cost?          MAR 630/13499            Valid until further notice -
                                                                                    08.2.2003
----------------------------------------------------------------------------------------------------------------
CC9        Connections - What's it going to Cost?          MAR 630/13685            Valid until further notice -
                                                                                    01.4.2003
----------------------------------------------------------------------------------------------------------------
CC10       Connections - What's it going to Cost?          MAR 630/13833            Valid until further notice -
                                                                                    20.5.2003
----------------------------------------------------------------------------------------------------------------
CC11       Connections - What's it going to cost?          MAR 630/13833            Valid until further notice
                                                                                                    9 Sep 2003
----------------------------------------------------------------------------------------------------------------
CC12       Connections - What's it going to cost?          MAR 630/13833            Valid until further notice
                                                                                    14 Oct 2003
----------------------------------------------------------------------------------------------------------------
CC13       Connections - What's it going to cost?          MAR 630/13833            Valid until further notice
                                                                                    17 Nov 2003
----------------------------------------------------------------------------------------------------------------
CC14       Mortgages - I Want to Shrink my Mortgage        MAR 625/14519            Valid until further notice
                                                                                    1 Dec 2003
----------------------------------------------------------------------------------------------------------------
CC15       Connections - What's it going to cost?          MAR 630/13833            Valid until further notice
                                                                                    17 Dec 2003
----------------------------------------------------------------------------------------------------------------
CC16       Mortgages - I Want to Shrink my Mortgage        MAR 625A/14813           Valid until further notice
                                                                                    20 Jan 2004
----------------------------------------------------------------------------------------------------------------
CC17       Connections - What's it going to cost?          MAR 630/13833            Valid until further notice
                                                                                    20 Jan 2004
----------------------------------------------------------------------------------------------------------------
CC18       Connections - What's it going to cost?          MAR 630/13833            Valid until further notice
                                                                                    16 Feb 2004
----------------------------------------------------------------------------------------------------------------
CC19       Mortgages - I Want to Shrink my Mortgage        MAR 625/15007            Valid until further notice
                                                                                    9 Mar 2004
----------------------------------------------------------------------------------------------------------------
CC20       Connections - What's it going to cost?          MAR 630/13833            Valid until further notice
                                                                                    25 Mar 2004
----------------------------------------------------------------------------------------------------------------
CC21       Connections - What's it going to cost?          MAR 630/13833            Valid until further notice
                                                                                    22 Jun 2004
----------------------------------------------------------------------------------------------------------------
CC22       Connections - What's it going to cost?          MAR 630/13833            Valid until further notice
                                                                                    9 Jul 2004
----------------------------------------------------------------------------------------------------------------
CC23       Connections - What's it going to cost?          MAR 630                  Valid until further notice
                                                                                    16 Aug 2004
----------------------------------------------------------------------------------------------------------------
CC24       Connections - What's it going to cost?          MAR 630                  Valid until further notice
                                                                                    16 Aug 2004
----------------------------------------------------------------------------------------------------------------
CC25       Connections - What's it going to cost?          MAR 630                  Valid until further notice
                                                                                    20.10.2004
----------------------------------------------------------------------------------------------------------------
CC26       Options for your Connections Mortgage           MAR 632/14878            Valid until further notice
                                                                                    23 Feb 2004
----------------------------------------------------------------------------------------------------------------
DD         Mortgage Application Forms
----------------------------------------------------------------------------------------------------------------
DD1        Mortgage Application Form                       ADV4.02.03               Feb 2003
----------------------------------------------------------------------------------------------------------------
EE         Connections Credit/Loan Agreements
----------------------------------------------------------------------------------------------------------------
EE1
----------------------------------------------------------------------------------------------------------------


                                                         75

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                Usage period and notes
----------------------------------------------------------------------------------------------------------------
FF         Conditions for Connections products
           (eg Savings Account Applications/ Agreements
           etc)
----------------------------------------------------------------------------------------------------------------
FF1        Connections Conditions                          MAR 631                  27.11.02
----------------------------------------------------------------------------------------------------------------
GG         Mortgage Deeds
----------------------------------------------------------------------------------------------------------------
GG1
----------------------------------------------------------------------------------------------------------------
HH         Supplementary Instructions to Solicitors
----------------------------------------------------------------------------------------------------------------
HH1
----------------------------------------------------------------------------------------------------------------
II         Miscellaneous Mortgage Documents
----------------------------------------------------------------------------------------------------------------
II1        Connections Savings Options Form                MAR 635/1.03             Jan 2003
----------------------------------------------------------------------------------------------------------------
II2        Memo re New Mortgage Product Statement of                                11 Aug 2003
           Requirements - Connections 7 Year Flexible
           Discount Tracker
----------------------------------------------------------------------------------------------------------------
II3        Pro forma Covering Letter to customer enclosing Ref: CUSTADMIN/JW        2 Sep 2003
           Connections Pack
----------------------------------------------------------------------------------------------------------------
(i)

                     Part 7 Documents used in the Origination of Scottish Mortgages/Loans Only


----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                     Usage period and notes
----------------------------------------------------------------------------------------------------------------
JJ
----------------------------------------------------------------------------------------------------------------
JJ1        Affidavit (re: Matrimonial Home/Occupancy       ADV 77/1/87                                  Jan 1987
           Rights)
----------------------------------------------------------------------------------------------------------------
JJ2        Re-advance/Furtherurther Advance Receipt        SEC 37/11/93                                 Nov 1993
----------------------------------------------------------------------------------------------------------------
JJ3        Additional Advance Cheque Request               ADV 133. 01/94                               Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ4        Standard Security                               ADV 58. 01/94                                Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ5        Report on Title (Scotland) - Regulated Loan     ADV 136. 01/94                              Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ6        Deed of Variation of Security and Receipt for   ADV152. 01/94                               Jan 1994
           Further Advance
----------------------------------------------------------------------------------------------------------------
JJ7        Report on Title (Scotland)                      ADV 62./01.94                               Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ8        Assignation of Life Assurance Policy            ADV 59. 01/94                               Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ9        Scottish Mortgage Conditions 1994               SEC 33/02.94                                Feb 1994
----------------------------------------------------------------------------------------------------------------
JJ10       Flexible Plan Application Form                  ADV 156/9.94                                Sep 1994
----------------------------------------------------------------------------------------------------------------
JJ11       Report and Valuation for Mortgage Purposes on   ADV 7/11.94                                 Nov 1994
           Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
JJ12       Deed of Postponement (relating to a Flexible    FLEX06- 1995?                                  1995?
           Plan Loan regulated by the Consumer Credit Act
           1974)
----------------------------------------------------------------------------------------------------------------
JJ13       Deed of Postponement (relating to a Flexible    FLEX07- 1995?                                  1995?
           Plan Loan regulated by the Consumer Credit Act
           1974)FLEX07- 1995?
----------------------------------------------------------------------------------------------------------------
JJ14       Deed of Postponement (relating to a Personal    PERS09- 1995?                                  1995?
           Secured Loan regulated by the Consumer Credit
           Act 1974)
----------------------------------------------------------------------------------------------------------------


                                                         76

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                      Usage period and notes
----------------------------------------------------------------------------------------------------------------
JJ15       Deed of Postponement (relating to a Personal    PERS10- 1995?                                  1995?
           Secured Loan regulated by the Consumer Credit
           Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ16       Deed of Postponement                            PERS20- 1995?                                  1995?
----------------------------------------------------------------------------------------------------------------
JJ17       Deed of Postponement                            PERS21- 1995?                                  1995?
----------------------------------------------------------------------------------------------------------------
JJ18       Fixed Sum Plan Application Form                 ADV 31/4.95                                 Apr 1995
----------------------------------------------------------------------------------------------------------------
JJ19       Credit Agreement Regulated by the Consumer      Flexible Plan                               Jul 1995
           Credit Act 1974                                 (Scotland) -
                                                           ADVCR3 07/95
----------------------------------------------------------------------------------------------------------------
JJ20       Loan Agreement - Flexible Plan (Scotland)       ADVCR4 07/95                                Jul 1995
----------------------------------------------------------------------------------------------------------------
JJ21       Credit Agreement Regulated by the Consumer      ADV 138 09/95                               Sep 1995
           Credit Act 1974 (Personal Secured Loan)
----------------------------------------------------------------------------------------------------------------
JJ22       Assignation of Life Assurance Policy            ADV 59. 09/95                               Sep 1995
----------------------------------------------------------------------------------------------------------------
JJ23       Credit Agreement Regulated by the Consumer      ADV 138 09/95                               Sep 1995
           Credit Act 1974 (Personal Secured Loan)
----------------------------------------------------------------------------------------------------------------
JJ24       Receipt for Further Advance                     ADV 60. 09.95                               Sep 1995
----------------------------------------------------------------------------------------------------------------
JJ25       Deed of Variation of Security and Receipt for   ADV152. 09/95                               Sep 1995
           Further Advance
----------------------------------------------------------------------------------------------------------------
JJ26       Consent by Non-Entitled Spouse                  ADV 64. /09.95                              Sep 1995
----------------------------------------------------------------------------------------------------------------
JJ27       Postponed Standard Security                     SEC 53. 09/95                               Sep 1995
----------------------------------------------------------------------------------------------------------------
JJ28       Standard Security                               ADV 58. 09/95                               Sep 1995
----------------------------------------------------------------------------------------------------------------
JJ29       Deed of Postponement (relating to a Flexible    (PLN)/FLEX07 -                              Oct 1995
           Plan Loan regulated by the Consumer Credit Act  01/10/1995
           1974)
----------------------------------------------------------------------------------------------------------------
JJ30       Scottish Mortgage Conditions 1995               SEC33/0296                                  Feb 1996
----------------------------------------------------------------------------------------------------------------
JJ31       Report on Title (Scotland) 1995                 ADV62/0596                                  May 1996
----------------------------------------------------------------------------------------------------------------
JJ32       Credit Agreement Regulated by the Consumer      ADR3A-C/0796                                Jul 1996
           Credit Act 1974 - Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------
JJ33       Report on Title (Scotland)                      ADV62/0197                                  Jan 1997
----------------------------------------------------------------------------------------------------------------
JJ34       Guarantors Confirmation (Existing Borrowers)    ADV266.7/97
----------------------------------------------------------------------------------------------------------------
JJ35       Fixed Sum Plan Application Form                 ADV31/07.97                                 Jul 1997
----------------------------------------------------------------------------------------------------------------
JJ36       Flexible Plan Application Form                  ADV 156.07/97                               Jul 1997
----------------------------------------------------------------------------------------------------------------
JJ37       Deed of Postponement (relating to a Personal    (PLN)/PERS09-01/10/1997                     Oct 1997
           Secured Loan regulated by the Consumer Credit
           Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ38       Deed of Postponement (relating to a Personal    (PLN)/PERS10-01/10/97                       Oct 1997
           Secured Loan regulated by the Consumer Credit
           Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ39       Deed of Postponement                            (PLN)/PERS21-01/10/1997                     Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ40       Flexible Plan Application Form                  ADV156.10/97                                Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ41       Fixed Sum Plan Application Form                 ADV31.10/97                                 Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ42       Guarantors Confirmation (Existing Borrowers)    ADV266.10/97                                Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ43       Assignation of Life Assurance Policy            ADV59/10.97                                 Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ44       Re-advance/Further Advance Receipt              SEC37/1097                                  Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ45       Standard Security                               ADV58/1097                                  Oct 1997
----------------------------------------------------------------------------------------------------------------


                                                         77

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                      Usage period and notes
----------------------------------------------------------------------------------------------------------------
JJ46       Receipt for Further Advance                     ADV60.10/97                                 Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ47       Report on Title (Scotland)                      ADV268.10/97                                Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ48       Report on Title (Scotland) - Regulated Loan     ADV136.10/97                                Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ49       Credit Agreement Regulated by the Consumer      ADV138.10.97                                Oct 1997
           Credit Act 1974 (Personal Secured Loan)
----------------------------------------------------------------------------------------------------------------
JJ50       Postponed Standard Security                     SEC53.10/97                                 Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ51       Schedule of Documents of Title (Scotland)       SEC7.10/97                                  Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ52       Scottish Mortgage Conditions 1997               SEC33.10/97                                 Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ53       Consent by Non-Entitled Spouse                  ADV64.10/97                                 Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ54       Affidavit (re: Matrimonial Home/Occupancy       ADV77/10.97                                 Oct 1997
           Rights)
----------------------------------------------------------------------------------------------------------------
JJ55       Report and Valuation for Mortgage Purposes on   ADV 7/10.97                                 Oct 1997
           Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
JJ56       Additional Advance Funds Request (Scotland)     ADV 133./10.97                              Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ57       Instructions to Solicitors - For Flexible Plan  ADV 270.                                    Oct 1997
           Loans Over (GBP)15,000                          (Flexible Plan
                                                           over (GBP)15K -
                                                           Scotland) 10/97
----------------------------------------------------------------------------------------------------------------
JJ58       Instructions to Solicitors (Attaching Report on ADV 136./10.97                              Oct 1997
           Title (Scotland) - Regulated Loan) -
----------------------------------------------------------------------------------------------------------------
JJ59       Deed of Variation of Security and Receipt for   ADV152. 10/97                               Oct 1997
           Further Advance
----------------------------------------------------------------------------------------------------------------
JJ60       Instructions to Solicitors - (Flexi - Under     ADV 137 10/97                               Oct 1997
           (GBP)15K - Scotland)
----------------------------------------------------------------------------------------------------------------
JJ61       Credit Agreement Regulated by the Consumer      ADR3A-C/1097                                Oct 1997
           Credit Act 1974 - Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------
JJ62       Loan Agreement - Flexible Plan (Scotland)       ACR4A-C/1097                                Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ63       Additional Advance Funds Request (Scotland)     ADV 133./11.97                              Nov 1997
----------------------------------------------------------------------------------------------------------------
JJ64       Flexible Plan Application Form                  ADV156.15/12/97                             Dec 1997
----------------------------------------------------------------------------------------------------------------
JJ65       Fixed Sum Plan Application Form                 ADV31.15/12/97                              Dec 1997
----------------------------------------------------------------------------------------------------------------
JJ66       Additional Advance Funds Request (Scotland)     ADV 133./1.98                               Jan 1998
----------------------------------------------------------------------------------------------------------------
JJ67       Report on Title (Scotland)                      ADV 62./02.98                               Feb 1998
----------------------------------------------------------------------------------------------------------------
JJ78       Loan Agreement - Flexible Plan (Scotland)       ACR4A-C/0298                                Feb 1998
----------------------------------------------------------------------------------------------------------------
JJ69       Instructions to Solicitors - For Flexible Plan  ADV 270.04.98                               Apr 1998
           Loans Over (GBP)25,000 - (Flexible Plan over   (GBP)25K -
           Scotland)
----------------------------------------------------------------------------------------------------------------
JJ70       Report on Title (Scotland) - Regulated Loan     ADV 136. /05.98                             May 1998
----------------------------------------------------------------------------------------------------------------
JJ71       Instructions to Solicitors - (Fixed Sum Plan -  ADV 269.5/98                                May 1998
           Scotland)
----------------------------------------------------------------------------------------------------------------
JJ72       Secured Personal Loan Application Form          ADV 31. 5/98                                May 1998
----------------------------------------------------------------------------------------------------------------
JJ73       Instructions to Panel Solicitors - (Fixed Sum   ADV 269a.05/98                              May 1998
           Plan - Scotland)
----------------------------------------------------------------------------------------------------------------
JJ74       Credit Agreement Regulated by the Consumer      MAR 127 01/06/98                            Jun 1998
           Credit Act 1974 (Personal Secured Loan)
----------------------------------------------------------------------------------------------------------------


                                                         78

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                      Usage period and notes
----------------------------------------------------------------------------------------------------------------
JJ75       Credit Agreement Regulated by the Consumer      ACR3A-C/0798                                Jul 1998
           Credit Act 1974 - Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------
JJ76       Instructions to Solicitors - ADV (Flexi - Under 137/ 01.07.98                               Jul 1998
           25K - Scotland)
----------------------------------------------------------------------------------------------------------------
JJ77       Report and Valuation for Mortgage Purposes on   ADV 7/12.98                                 Dec 1998
           Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
JJ78       Secured Personal Loan Application Form          ADV 31. 1/99                                Jan 1999
----------------------------------------------------------------------------------------------------------------
JJ79       Deed of Postponement                            (PLN)/PERS20 -                              Oct 1999
                                                           01/10/1999
----------------------------------------------------------------------------------------------------------------
JJ80       Report on Title (Scotland)                      ADV 62./11.99                               Nov 1999
----------------------------------------------------------------------------------------------------------------
JJ81       Deed of Postponement (relating to a Personal    (PLN)/PERS10A - 2000?                           2000?
           Secured Loan regulated by the Consumer Credit
           Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ82       Deed of Postponement                            (PLN)/PERS21A -                                2000?
                                                           2000?
----------------------------------------------------------------------------------------------------------------
JJ83       Deed of Postponement (relating to a Flexible    (PLN)/FLEX07A -                                2000?
           Plan Loan regulated by the Consumer Credit Act  2000?
           1974)
----------------------------------------------------------------------------------------------------------------
JJ84       Secured Personal Loan Application Form          ADV 031                                     May 2000
                                                           (8.5.2000)
----------------------------------------------------------------------------------------------------------------
JJ85       Consent by Non-Entitled Spouse                  ADV 64. /06.00                              Jun 2000
----------------------------------------------------------------------------------------------------------------
JJ86       Affidavit (re: Matrimonial Home/Occupancy       ADV77 /07.00                                Jul 2000
           Rights)
----------------------------------------------------------------------------------------------------------------
JJ87       Report on Title (Scotland)                      ROT/0800                                    Aug 2000
----------------------------------------------------------------------------------------------------------------
JJ88       Credit Agreement Regulated by the Consumer      CA138B/0900                                 Sep 2000
           Credit Act 1974
----------------------------------------------------------------------------------------------------------------
JJ89       Credit Agreement Regulated by the Consumer      CA127 09/00                                 Sep 2000
           Credit Act 1974
----------------------------------------------------------------------------------------------------------------
JJ90       Credit Agreement Regulated by the Consumer      ACR3A-C/1000                                Oct 2000
           Credit Act 1974 - Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------
JJ91       Loan Agreement - Flexible Plan (Scotland)       ACR4A-C/1000                                Oct 2000
----------------------------------------------------------------------------------------------------------------
JJ92       Scottish Mortgage Conditions 1997               SEC33/11.00                                 Nov 2000

----------------------------------------------------------------------------------------------------------------
JJ93       Schedule of Documents of Title (Scotland)       SOGO1/0201                                  Feb 2001
----------------------------------------------------------------------------------------------------------------
JJ94       Deed of Variation of Security and Receipt for   ADV281/05.01                                May 2001
           Further Advance
----------------------------------------------------------------------------------------------------------------
JJ95       Deed of Guarantee (Scotland)                    ADV277/06.01                                Jun 2001
----------------------------------------------------------------------------------------------------------------
JJ96       Standard Security                               ADV278 06/01                                Jun 2001
----------------------------------------------------------------------------------------------------------------
JJ97       Deed of Variation of Security and Receipt for   ADV279 06/01                                Jun 2001
           Further Advance (with Guarantor)
----------------------------------------------------------------------------------------------------------------
JJ98       Receipt for Further Advance                     ADV280 Jul 01                               Jul 2001
----------------------------------------------------------------------------------------------------------------
JJ99       Scottish Mortgage Conditions 2001               SEC 72/07.2001                              Jul 2001
----------------------------------------------------------------------------------------------------------------


                                                         79

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                      Usage period and notes
----------------------------------------------------------------------------------------------------------------
JJ100      Scottish Mortgage Conditions 2001               SEC 72/01.2001                              Jul 2001
----------------------------------------------------------------------------------------------------------------
JJ101      Secured Personal Loan Application Form          ADV 031(1.8.2001)                         1 Aug 2001
----------------------------------------------------------------------------------------------------------------
JJ102      Report on Title (Scotland)                      ROT/0502                                    May 2002
----------------------------------------------------------------------------------------------------------------
JJ103      Additional Advance Funds Request                AAFR/0802                                   Aug 2002
----------------------------------------------------------------------------------------------------------------
JJ104      Report on Title (Scotland)                      ROT/1102                                    Nov 2002
----------------------------------------------------------------------------------------------------------------
JJ105      CML Lenders' Handbook for Scotland (Part 2 -                                                Jan 2003
           Name of Mortgage Lender) - Date Last Amended
           (1-Jan-2003)
----------------------------------------------------------------------------------------------------------------
JJ106      Credit Agreement Regulated by the Consumer      CA127 01/03                                 Jan 2003
           Credit Act 1974
----------------------------------------------------------------------------------------------------------------
JJ107      Credit Agreement Regulated by the Consumer      01/03                                       Jan 2003
           Credit Act 1974
----------------------------------------------------------------------------------------------------------------
JJ108      Report and Valuation for Mortgage Purposes on   ADV 7/07.03                                 Jul 2003
           Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
JJ109      Secured Personal Loan Application Form          ADV 031 (08.2003)                           Aug 2003
----------------------------------------------------------------------------------------------------------------
JJ110      Offer of Loan                                                                               Oct 2003
----------------------------------------------------------------------------------------------------------------
JJ111      Together - Standard Security                    SOL002
----------------------------------------------------------------------------------------------------------------
JJ112      Schedule of Documents of Title (Scotland)       SEC 7
           (Pre 01/10/97)
----------------------------------------------------------------------------------------------------------------
JJ113      Consent by Non-Entitled Spouse (Pre 09/95)      ADV 64
----------------------------------------------------------------------------------------------------------------
JJ114      Standard Security (Scottish Mortgage
           Conditions 2001 apply)
----------------------------------------------------------------------------------------------------------------
JJ115      Report on Title (Scotland)                      ROT/0804
----------------------------------------------------------------------------------------------------------------

JJ116      Scottish Lifetime Mortgage Conditions           LEG2                                        Oct 2004
----------------------------------------------------------------------------------------------------------------
           CML Lenders' Handbook for Scotland (Part 2 -
JJ117      Name of Mortgage Lender) - Date Last Amended                                              6 May 2005
           (6-May-2005)


                                         Part 8 Documents Used Only in the
                                                   Origination of


                                                 Lifetime Mortgages


----------------------------------------------------------------------------------------------------------------

KK
----------------------------------------------------------------------------------------------------------------
           Lifetime Mortgage Deed                          LEG7                        01.10.04
KK1
----------------------------------------------------------------------------------------------------------------
           Additional Advance Application Form             MAR 727/15178               From 31.10.2004
KK2
----------------------------------------------------------------------------------------------------------------


                                                         80

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference                   Usage period and notes
----------------------------------------------------------------------------------------------------------------
           Lifetime Mortgage Application Form              MAR 747/15835               From 31.10.04.
KK3
----------------------------------------------------------------------------------------------------------------
           Lifetime Mortgages: A cash lump sum or a        MAR 755/15979               From 31.10.04
KK4        monthly cash release
----------------------------------------------------------------------------------------------------------------
           Lifetime Mortgages Conditions 1999              LEG1                        11.04
KK5
----------------------------------------------------------------------------------------------------------------






SIGNATORIES

SIDLEY AUSTIN BROWN & WOOD



By:



ALLEN & OVERY LLP



By:


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